EXHIBIT 10.6

EXECUTION COPY

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

This is an Assignment, Assumption and Recognition Agreement (the “Agreement”) made as of the 27th day of June, 2012, among Redwood Residential Acquisition Corporation, a Delaware corporation (“Assignor”), Sequoia Residential Funding, Inc., a Delaware corporation (“Depositor”), Christiana Trust, a division of Wilmington Savings Fund Society, FSB, a federal savings bank, not in its individual capacity but solely as trustee (in such capacity, the “Trustee” or the “Assignee”) under a Pooling and Servicing Agreement dated as of June 1, 2012 (the “Pooling and Servicing Agreement”), and First Republic Bank, a California-chartered bank (the “Bank”).

In consideration of the mutual promises contained herein, the parties hereto agree that the mortgage loans (the “Attachment 1A Mortgage Loans”) listed on Attachment 1A annexed hereto (the “Attachment 1A Mortgage Loan Schedule”) now serviced by the Bank (together with its successors and assigns, the “Servicer”) for Assignor and its successors and assigns pursuant to the Flow Mortgage Loan Sale and Servicing Agreement dated as of July 1, 2010, between Assignor and the Bank (the “Sale and Servicing Agreement”) and the servicing thereof shall be subject to the terms of the Sale and Servicing Agreement as modified or supplemented by this Agreement. In consideration of the mutual promises contained herein, the parties hereto further agree that the servicing of the mortgage loans (the “Attachment 1B Mortgage Loans” and, together with the Attachment 1A Mortgage Loans, the “Mortgage Loans”) listed on Attachment 1B annexed hereto (the “Attachment 1B Mortgage Loan Schedule” and, together with the Attachment 1A Mortgage Loan Schedule, the “Mortgage Loan Schedule”) delivered under the Flow Mortgage Loan Sale and Servicing Agreement dated as of March 16, 2012, between Barclays Bank PLC and the Bank, as modified by the Assignment, Assumption and Recognition Agreement, dated as of March 29, 2012 (the “Barclays AAR”), among Barclays Capital PLC, Redwood Residential Acquisition Corporation and the Bank (together, the “Purchase Agreement”) shall be subject to the terms of the Sale and Servicing Agreement as modified or supplemented by this Agreement. Unless otherwise specified herein, capitalized terms used herein but not defined shall have the meanings ascribed to them in the Sale and Servicing Agreement. Assignor will sell the Mortgage Loans to Depositor pursuant to a Mortgage Loan Purchase and Sale Agreement dated the date hereof, and Depositor will sell the Mortgage Loans to Assignee pursuant to the Pooling and Servicing Agreement.

Assignment and Assumption

1.          Assignor hereby grants, transfers and assigns to Depositor all of its right, title and interest in, to and under the Sale and Servicing Agreement to the extent relating to the Attachment 1A Mortgage Loans, together with its obligations as “Purchaser” to the extent relating to the Attachment 1A Mortgage Loans, and Depositor hereby accepts such assignment from Assignor and assumes such obligations.

2.          Assignor hereby grants, transfers and assigns to Depositor all of its right, title and interest in, to and under the Purchase Agreement to the extent relating to the Attachment 1B Mortgage Loans, together with its obligations as “Purchaser” (as such term is defined in the Purchase Agreement) to the extent relating to the Attachment 1B Mortgage Loans, and Depositor hereby accepts such assignment from Assignor and assumes such obligations.

3.          Depositor hereby grants, transfers and assigns to Assignee all of its right, title and interest in, to and under the Sale and Servicing Agreement to the extent relating to the Attachment 1A Mortgage Loans, together with its obligations as “Purchaser” to the extent relating to the Attachment 1A Mortgage Loans, Depositor is released from all obligations under the Sale and Servicing Agreement, and Assignee hereby accepts such assignment from Depositor and assumes such obligations.

4.          Depositor hereby grants, transfers and assigns to Assignee all of its right, title and interest in, to and under the Purchase Agreement to the extent relating to the Attachment 1B Mortgage Loans, together with its obligations as “Purchaser” (as such term is defined in the Purchase Agreement) to the extent relating to the Attachment 1B Mortgage Loans, Depositor is released from all obligations under the Purchase Agreement, and Assignee hereby accepts such assignment from Depositor and assumes such obligations.

5.          Assignee agrees to be bound, as “Purchaser,” by all of the terms, covenants and conditions of the Sale and Servicing Agreement relating to the Attachment 1A Mortgage Loans, and from and after the date hereof, Assignee assumes for the benefit of each of Assignor, Depositor and the Bank all of Assignor's obligations as Purchaser thereunder in respect of the Attachment 1A Mortgage Loans, and Assignor is released from such obligations.

6.          Assignee agrees to be bound, as “Purchaser” (as such term is defined in the Purchase Agreement), by all of the terms, covenants and conditions of the Purchase Agreement relating to the Attachment 1B Mortgage Loans, and from and after the date hereof, Assignee assumes for the benefit of each of Assignor, Depositor and the Bank all of Assignor's obligations as Purchaser thereunder in respect of the Attachment 1B Mortgage Loans, and Assignor is released from such obligations.

7.           The Bank hereby acknowledges the foregoing assignments and assumptions and agrees that Assignee shall be the “Purchaser” under both the Sale and Servicing Agreement with respect to the Attachment 1A Mortgage Loans and the Purchase Agreement with respect to the Attachment 1B Mortgage Loans.

Representations and Warranties

8.          Assignor warrants and represents to, and covenants with, Depositor, Assignee and the Bank as of the date hereof that:

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(a)          Attached hereto as Attachment 2A is a true and accurate copy of the Sale and Servicing Agreement, and as Attachment 2B is a true and accurate copy of the Purchase Agreement, each of which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)          Assignor is the lawful owner of its interests, rights and obligations under the Sale and Servicing Agreement to the extent of the Attachment 1A Mortgage Loans and the Purchase Agreement to the extent of the Attachment 1B Mortgage Loans, in each case free and clear from any and all claims and encumbrances whatsoever, and upon the transfer of such interests, rights and obligations to Assignee as contemplated herein, Assignee shall have good title to all of Assignee's interests, rights and obligations under the Sale and Servicing Agreement to the extent of the Attachment 1A Mortgage Loans and the Purchase Agreement to the extent of the Attachment 1B Mortgage Loans, in each case free and clear of all liens, claims and encumbrances;

(c)          There are no offsets, counterclaims or other defenses available to the Bank with respect to the Sale and Servicing Agreement or the Purchase Agreement;

(d)          Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to enter into and perform its obligations under each of the Sale and Servicing Agreement and the Purchase Agreement;

(e)          Assignor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Assignor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Assignor. This Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

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(f)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this Agreement, or the consummation by it of the transactions contemplated hereby.

9.            Depositor warrants and represents to, and covenants with, Assignor, Assignee and the Bank that as of the date hereof:

(a)          Depositor is a Delaware corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

(b)          Depositor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Depositor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Depositor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Depositor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Depositor or its property is subject. The execution, delivery and performance by Depositor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Depositor. This Agreement has been duly executed and delivered by Depositor and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Depositor enforceable against Depositor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(c)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Depositor in connection with the execution, delivery or performance by Depositor of this Agreement, or the consummation by it of the transactions contemplated hereby other than any that have been obtained or made.

10.         Assignee warrants and represents to, and covenants with, Assignor, Depositor and the Bank that as of the date hereof:

(a)          Assignee is a federal savings bank duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; and

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(b)          Assignee has been directed to enter into this Agreement pursuant to the provisions of the Pooling and Servicing Agreement. The execution, delivery and performance by Assignee of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on part of Assignee. This Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law.

11.         The Bank warrants and represents to, and covenants with, Assignor, Depositor and Assignee as of the date hereof that:

(a)          Attached hereto as Attachment 2A is a true and accurate copy of the Sale and Servicing Agreement and as Attachment 2B is a true and accurate copy of the Purchase Agreement, each of which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)          The Bank is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to service the Mortgage Loans pursuant to the Sale and Servicing Agreement and otherwise to perform its obligations under the Sale and Servicing Agreement and the Purchase Agreement;

(c)          The Bank has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of the Bank’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Bank’s charter or by-laws or any legal restriction, or any material agreement or instrument to which the Bank is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Bank or its property is subject. The execution, delivery and performance by the Bank of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of the Bank. This Agreement has been duly executed and delivered by the Bank and, upon the due authorization, execution and delivery by Assignor, Assignee and the Depositor, will constitute the valid and legally binding obligation of the Bank enforceable against the Bank in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(d)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Bank in connection with the execution, delivery or performance by the Bank of this Agreement, or the consummation by it of the transactions contemplated hereby.

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Restated Bank Representations and Warranties

12.         The Bank hereby restates to Depositor and Assignee (a) the representations and warranties set forth in Subsection 7.01 of the Sale and Servicing Agreement with respect to each Attachment 1A Mortgage Loan as of the related Closing Date (as such term is defined in the Sale and Servicing Agreement), (b) the representations and warranties set forth in Subsection 7.02 of the Sale and Servicing Agreement as of the date hereof, with respect to each Attachment 1A Mortgage Loan, (c) the representations and warranties set forth in Subsection 7.01 of the Purchase Agreement with respect to each Attachment 1B Mortgage Loan as of the related Closing Date (as such term is defined in the Purchase Agreement) and (d) the representations and warranties set forth in Subsection 7.02 of the Purchase Agreement as of the date hereof, with respect to each Attachment 1B Mortgage Loan, in each case as if such representations and warranties were set forth herein in full.

In the event of a breach of any representations and warranties referred to in clauses (a) or (b) above as of the date specified, Assignee shall be entitled to all the remedies under the Sale and Servicing Agreement, subject to the rights of the Controlling Holder pursuant to Section 16.

Repurchase by Assignor Upon Certain Breaches of Representations and Warranties

13.          (a)          Assignor hereby covenants and agrees that, if a breach of any representation and warranty set forth in Subsection 7.01 of the Sale and Servicing Agreement or Subsection 7.01 of the Purchase Agreement exists on the date hereof that materially and adversely affects the value of any Mortgage Loan or the interest of Assignee in any Mortgage Loan and such breach did not exist as of the Closing Date of that Mortgage Loan, Assignor shall have a period of 60 days from the earlier of either discovery by or receipt of written notice from Assignee to Assignor of such breach within which to correct or cure such breach. Each determination as to whether there has been such a breach shall be conducted on a Mortgage Loan-by-Mortgage Loan basis. A breach of representations and warranties in Subsections 7.01(h), (bb), and (vv) of the Sale and Servicing Agreement or the Purchase Agreement shall be deemed to materially and adversely affect the value of the related Mortgage Loan or the interest of the Assignee therein. Assignor hereby covenants and agrees that if any breach cannot be corrected or cured within such 60 day period, then Assignor shall, at its option, (i) substitute a mortgage loan for the defective Mortgage Loan in accordance with the Sale and Servicing Agreement or the Purchase Agreement, as applicable, (ii) repurchase the related Mortgage Loan at the Repurchase Price or (iii) except for a breach of a representation and warranty in Subsection 7.01(bb) of the Sale and Servicing Agreement or the Purchase Agreement, make an indemnification payment in an amount equal to the reduction in value of such Mortgage Loan as a result of such breach not later than 90 days after its discovery or receipt of notice of such breach and in the case of clauses (ii) and (iii) above, by wire transfer of immediately available funds to such account as Assignee shall specify to Assignor.

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(b)          Assignor and Assignee agree that the resolution of any controversy or claim arising out of or relating to an obligation or alleged obligation of Assignor to repurchase a Mortgage Loan or Mortgage Loans pursuant to Section 13(a) above shall be by Arbitration administered by the American Arbitration Association. If any such controversy or claim has not been resolved to the satisfaction of both Assignor and Assignee, either party may commence Arbitration to resolve the dispute; provided that a party may commence Arbitration with respect to one or more unresolved allegations only during the months of January, April, July and October, and all matters with respect to which Arbitration has been commenced in any such month shall be heard in a single Arbitration in the immediately following month or as soon as practicable thereafter; and provided further that if any Arbitration arising out of or relating to an obligation or alleged obligation of the Bank to repurchase a Mortgage Loan relating to the same representation and warranty, has commenced and is continuing, then such Arbitration shall be joined with the Arbitration commenced hereunder.

(c)          To commence Arbitration, the moving party shall deliver written notice to the other party that it has elected to pursue Arbitration in accordance with this Section 13, provided that if Assignor has not responded to Assignee's notification of a breach of a representation and warranty, Assignee shall not commence Arbitration with respect to that breach before 60 days following such notification in order to provide Assignor with an opportunity to respond to such notification. Within ten Business Days after a party has provided notice that it has elected to pursue Arbitration, each party may submit the names of one or more proposed Arbitrators to the other party in writing. If the parties have not agreed on the selection of an Arbitrator within five Business Days after the first such submission, then the party commencing Arbitration shall, within the next five Business Days, notify the American Arbitration Association in San Francisco, California and request that it appoint a single Arbitrator with experience in arbitrating disputes arising in the financial services industry.

(d)          It is the intention of the parties that Arbitration shall be conducted in as efficient and cost-effective a manner as is reasonably practicable, without the burden of discovery. Accordingly, the Arbitrator will resolve the dispute on the basis of a review of the written correspondence between the parties (including any supporting materials attached to such correspondence) conveyed by the parties to each other in connection with the dispute prior to the delivery of notice to commence Arbitration; however, upon a showing of good cause, a party may request the Arbitrator to direct the production of such additional information, evidence and/or documentation from the parties that the Arbitrator deems appropriate. If requested by the Arbitrator or any party, any hearing with respect to an Arbitration shall be conducted by video conference or teleconference except upon the agreement of both parties or the request of the Arbitrator.

(e)          The finding of the Arbitrator shall be final and binding upon the parties. Judgment upon any arbitration award rendered may be entered and enforced in any court of competent jurisdiction. The costs of the Arbitrator shall be shared equally between both parties. Each party, however, shall bear its own attorneys fees and costs in connection with the Arbitration.

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Recognition of Assignee

14.         (a)          From and after the date hereof, subject to Sections 16 and 17 below, the Bank shall recognize Assignee as owner of the Mortgage Loans and will service the Mortgage Loans and perform its obligations hereunder for the benefit of the Assignee in accordance with the Sale and Servicing Agreement and the Purchase Agreement, each as modified hereby or as may be amended from time to time, as if Assignee and the Bank had entered into a separate servicing agreement for the purchase and servicing of the Mortgage Loans.

(b)          From and after the date hereof, the Bank further agrees that the provisions of the Sale and Servicing Agreement shall apply to all of the Mortgage Loans as though all of the Mortgage Loans were sold by the Bank thereunder; provided, however, that Subsection 7.04 (Repurchase of Mortgage Loans with Early Payment Default) and Subsection 7.05 (Purchase Price Protection) of the Purchase Agreement shall apply to the Attachment 1B Mortgage Loans as though set forth in the Sale and Servicing Agreement.

(c)          It is the intention of Assignor, Depositor, the Bank and Assignee that this Agreement, which includes the Sale and Servicing Agreement, shall constitute a separate and distinct servicing agreement, and the entire servicing agreement, between the Bank and Assignee to the extent of the Mortgage Loans and shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto.

15.         The Mortgage Loans shall be serviced by the Bank for Assignee in accordance with all applicable state, federal and local laws as well as in conformity with the provisions of the applicable Mortgages and Mortgage Notes, and pursuant to the terms and conditions of this Agreement.

Continuing Rights and Responsibilities

16.         (a)          Controlling Holder Rights. The Bank agrees and acknowledges that Sequoia Mortgage Funding Corporation, an Affiliate of the Depositor, in its capacity as the initial Controlling Holder pursuant to the Pooling and Servicing Agreement, and for so long as it is the Controlling Holder, will assume all of Assignee's rights and all related responsibilities as Purchaser under each of the following sections of the Sale and Servicing Agreement:

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Sale and Servicing Agreement:

Section or Subsection	Matter

7.03, other than 7.03(c)	Repurchase and Substitution

11.20	Seller and Servicer Shall Provide Access and Information as Reasonably Required

(b)          Notwithstanding Sections 1 and 2 above, Assignor reserves its rights under, and does not assign to Assignee or Depositor, the ongoing rights to take action and the responsibilities of the Purchaser under the sections of the Purchase Agreement and the Sale and Servicing Agreement listed below:

Purchase Agreement:

Section	Matter
7.04	Repurchase of Mortgage Loans with Early Payment Default

7.05	Purchase Price Protection

Sale and Servicing Agreement:

Subsection	Matter
7.05	Purchase Price Protection
Addendum I	Regulation AB Compliance Addendum

(c)          In addition, the Bank agrees to furnish to Assignor and to Wells Fargo Bank, N.A., as master servicer or securities administrator under the Pooling and Servicing Agreement (the “Master Servicer”), copies of reports, notices, statements and other communications required to be delivered to the Purchaser by the Bank pursuant to any of the sections of the Sale and Servicing Agreement referred to above and under the following sections, at the times therein specified:

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Sale and Servicing Agreement:

Subsection

11.09	Transfer of Accounts

11.16	Statements to the Purchaser

Subsection 2.04 of Addendum I	Servicer Compliance Statement

Subsection 2.05 of Addendum I	Report on Assessment of Compliance and Attestation

(d)          If there is no Controlling Holder under the Pooling and Servicing Agreement, then all rights and responsibilities assumed by the Controlling Holder pursuant to Section 16(a) shall terminate and revert to Assignee. Assignor will provide thirty (30) days notice to the Bank of any such termination of which Assignor has knowledge. Upon the first exercise of an enforcement of any rights pursuant to Section 16(a), Assignee shall notify (or cause the Master Servicer to notify) the Bank that there is no longer a Controlling Holder.

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Amendments to Sale and Servicing Agreement

17.         The parties agree that the Sale and Servicing Agreement shall be amended, solely with respect to the Mortgage Loans, as follows:

(a)          Definitions.

(i)          The definitions of “Arbitration,” “Business Day,” “Opinion of Counsel,” “Repurchase Price” and “Servicing Fee Rate” set forth in Section 1 of the Sale and Servicing Agreement shall be deleted and replaced in their entirety as follows, and the following definitions of “Affiliate,” “Clean-up Call,” “Controlling Holder,” “Eligible Account,” “Eligible Investment,” “Principal Forbearance Amount,” “Securities Administrator” and “Servicing Modification” shall be added to Section 1 of the Sale and Servicing Agreement:

Affiliate: With respect to any specified Person, another Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

Arbitration: Arbitration in accordance with the then governing Commercial Arbitration Rules of the American Arbitration Association and administered by the American Arbitration Association, which shall be conducted in San Francisco, California or other place mutually acceptable to the parties to the arbitration.

Business Day: Any day other than (i) a Saturday or a Sunday, (ii) a legal holiday in the states of California, Delaware, Maryland, Minnesota, Missouri or New York, (iii) a day on which banks in the states of California, Delaware, Maryland, Minnesota, Missouri or New York, are authorized or obligated by law or executive order to be closed or (iv) a day on which the New York Stock Exchange or the Federal Reserve Bank of New York is closed.

Clean-up Call: The optional purchase of the mortgage loans subject to the Pooling and Servicing Agreement and all property acquired in respect of any such mortgage loan remaining in the trust fund created pursuant to the Pooling and Servicing Agreement on any date on which the aggregate stated principal balance is less than 10% of the aggregate stated principal balance as of June 1, 2012, in accordance with the Pooling and Servicing Agreement.

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Controlling Holder: At any time, the holder of the majority of the class principal amount of the most subordinate class of certificates issued pursuant to the Pooling and Servicing Agreement or, if the class principal amount of the most subordinate class of certificates issued pursuant to the Pooling and Servicing Agreement is zero, the holder of the majority of the class principal amount of the second most subordinate class of certificates issued pursuant to the Pooling and Servicing Agreement. If the class principal amount of the second most subordinate class of certificates issued pursuant to the Pooling and Servicing Agreement is zero, then no entity will have any rights as a Controlling Holder.

Eligible Account: Any account or accounts maintained with a federal or state chartered depository institution or trust company the short-term and long-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) are rated in the highest rating category of the Rating Agency with respect to short-term unsecured debt obligations and in one of the two highest rating categories of Fitch, Inc. (the “Rating Agency”) with respect to long-term unsecured debt obligations at the time any amounts are held on deposit therein. Eligible Accounts may bear interest. If the rating of the short-term or long-term unsecured debt obligations of the depository institution or trust company that maintains the account or accounts is no longer in the highest rating category of the Rating Agency with respect to short-term unsecured debt obligations or in one of the two highest rating categories of the Rating Agency with respect to long-term unsecured debt obligations, the funds on deposit therewith in connection with this transaction shall be transferred to an Eligible Account within 30 days of such downgrade.

Eligible Investments: At any time, any one or more of the following obligations and securities:

(i)          direct obligations of, and obligations fully guaranteed by the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

(ii)         (a) demand or time deposits, federal funds or bankers’ acceptances issued by any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or the short-term deposit rating and/or the long-term unsecured debt obligations or deposits of such depository institution or trust company at the time of such investment or contractual commitment providing for such investment are rated in the highest rating category by the Rating Agency for long-term unsecured debt with a maturity of more than one year or in the highest rating category with respect to short-term obligations and (b) any other demand or time deposit or certificate of deposit that is fully insured by the FDIC;

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(iii)        repurchase obligations with a term not to exceed thirty (30) days and with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as principal) described in clause (ii)(a) above;

(iv)        securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof that are rated in the highest rating category by the Rating Agency for long-term unsecured debt with a maturity of more than one year or in the highest rating category with respect to short-term obligations, in each case at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investments therein will cause the then outstanding principal amount of securities issued by such corporation and held as Eligible Investments to exceed 10% of the aggregate outstanding principal balances of all of the Mortgage Loans and Eligible Investments;

(v)         commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) that is rated in the highest rating category by the Rating Agency at the time of such investment; and

(vi)        any money market funds rated in one of the two highest rating categories by the Rating Agency for long-term unsecured debt with a maturity of more than one year or in the highest rating category with respect to short-term obligations;

provided, however, that no instrument or security shall be an Eligible Investment if such instrument or security evidences a right to receive only interest payments with respect to the obligations underlying such instrument or if such security provides for payment of both principal and interest with a yield to maturity in excess of 120% of the yield to maturity at par or if such instrument or security is purchased at a price greater than par.

Opinion of Counsel: A written opinion of counsel, who may be salaried counsel for the Person on behalf of whom the opinion is being given, reasonably acceptable to each Person to whom such opinion is addressed, and which must be Independent outside counsel with respect to any such opinion of counsel concerning the taxation or the federal income tax status of each REMIC.

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Principal Forbearance Amount: With respect to a Mortgage Loan that was the subject of a Servicing Modification, the amount, if any, of principal of the Mortgage Loan that has been deferred and that does not accrue interest.

Repurchase Price: With respect to any Mortgage Loan, a price equal to (i) the unpaid principal balance of the Mortgage Loan, plus (ii) interest on such unpaid principal balance at the related Mortgage Loan Remittance Rate from the last date through which interest was last paid by or on behalf of the Mortgagor to the last day of the month in which such repurchase occurs, plus (iii) reasonable and customary third party expenses incurred in connection with the transfer of the Mortgage Loan being repurchased, minus (iv) any amounts received in respect of such repurchased Mortgage Loan and being held in the Custodial Account for future distribution in connection with such Mortgage Loan; which Repurchase Price proceeds shall be deposited in the Custodial Account for withdrawal by the Servicer in accordance with Subsection 11.05; provided, however, that if at the time of repurchase the Servicer is not the Seller or an Affiliate of the Seller, the amount described in clause (ii) shall be computed as the sum of (a) the Mortgage Loan Remittance Rate and (b) the Servicing Fee Rate.

Servicing Fee Rate: With respect to each Mortgage Loan, the per annum rate set forth on the related Mortgage Loan Schedule or if not specified thereon, in the related PPTL, which rate shall be increased by the amount of any increase in the Mortgage Interest Rate for any such Mortgage Loan pursuant to the terms of the related Mortgage Note due to the termination of an automatic debit or direct deposit account.

Securities Administrator: Wells Fargo Bank, N.A., not in its individual capacity but solely as Securities Administrator under the Pooling and Servicing Agreement, or any successor in interest, or if any successor Securities Administrator shall be appointed as provided in the Pooling and Servicing Agreement, then such successor Securities Administrator.

Servicing Modification: Any reduction of the Mortgage Interest Rate on or the outstanding principal balance of a Mortgage Loan, any extension of the final maturity date of a Mortgage Loan, any increase to the outstanding principal balance of a Mortgage Loan by adding to the Stated Principal Balance unpaid principal and interest and other amounts owing under the Mortgage Loan, any Principal Forbearance Amount and any other modification, in each case pursuant to a modification of a Mortgage Loan that is in default or for which, in the judgment of the Servicer, default is reasonably foreseeable in accordance with the Sale and Servicing Agreement.

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(b)          Servicing Standard. In servicing the Mortgage Loans in accordance with this Agreement and Customary Servicing Procedures, the Servicer shall service the Mortgage Loans with a view to the best interests of all holders of the Sequoia Mortgage Trust 2012-3 Mortgage Pass-Through Certificates as a single class.

(c)          Segregated Custodial Account. The Servicer shall establish a Custodial Account pursuant to Subsection 11.04 of the Sale and Servicing Agreement which shall be titled “First Republic Bank, in trust for Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee of the Sequoia Mortgage Trust 2012-3” (the “2012-3 Custodial Account”), which shall be the Custodial Account under this Agreement for all purposes. If the 2012-3 Custodial Account is no longer an Eligible Account, the Servicer shall transfer the 2012-3 Custodial Account to an account that is an Eligible Account. The 2012-3 Custodial Account shall qualify as an Eligible Account.

(d)          Determination of Breach of Representations and Warranties. The following sentence shall be added as the new third sentence of Subsection 7.03(a):

Each determination as to whether there has been such a breach shall be conducted on a Mortgage Loan-by-Mortgage Loan basis.

(e)          Transfer of Eligible Investments. The following sentences shall be added at the end of the last paragraph of Subsection 11.04:

Notwithstanding anything to the contrary in this Agreement, for all Eligible Investments rated at least "F1/A+"(short/long) that have terms greater than 60 days, in the event of a downgrade of such Eligible Investment below "F1" (or "A+" if no short term rating) Servicer agrees to remove such Eligible Investment within 60 days of such downgrade. Servicer acknowledges and agrees that Servicer shall bear any losses incurred with respect to removal of such Eligible Investment following such a downgrade and that any losses shall be immediately deposited by the Servicer in the 2012-3 Custodial Account, as appropriate, out of the Servicer’s own funds, with no right to reimbursement therefor.

15

(f)          Transfer of Accounts. The second sentence of Subsection 11.09 shall be deleted and replaced in its entirety as follows:

Pursuant to Subsections 11.04 and 11.06, such transfer shall be made only with the Purchaser’s approval, which shall not unreasonably be withheld.

(g)          Form of Monthly Report. The Servicer shall provide monthly accounting reports to the Purchaser and Master Servicer, pursuant to Subsection 11.16 of the Sale and Servicing Agreement, with the information required by the monthly reporting format of the Master Servicer as previously provided to the Servicer by Assignor. Such reports shall be provided not later than the fifth (5th) Business Day of each calendar month.

(h)          Shorter Cure Period for Failure to Provide Distribution Data. An additional “Event of Default” shall be listed in Subsection 13.01, to be inserted after clause (h), to read in its entirety as follows:

or (i) Servicer shall fail to provide to Purchaser the data required to be provided pursuant to the first paragraph of Subsection 11.16 and such failure shall continue for three Business Days after notice of such failure has been given to Servicer by Purchaser;

(i)          Clean-up Call. A new Section 33 shall be added to the Sale and Servicing Agreement, to read in its entirety as follows:

SECTION 33. Clean-up Call. In the event a Clean-up Call is exercised, the purchaser of the remaining Mortgage Loans (a) shall have all right, title and interest in, to and under the Sale and Servicing Agreement to the extent relating to such Mortgage Loans and (b) shall be bound as “Purchaser” under the Sale and Servicing Agreement from and after the date it exercises the Clean-up Call. The remaining Mortgage Loans shall be serviced by the Bank for such purchaser in accordance with the terms and conditions of the Sale and Servicing Agreement.

(j)          REMIC Provisions.

(i)          The following definition of “REMIC Provisions” is hereby added to Section 1 of the Sale and Servicing Agreement:

REMIC Provisions: Sections 860A through 860G of the Internal Revenue Code; such other provisions of the Code as relate to an entity created thereunder; the regulations promulgated pursuant such sections and provisions of the Code; and published guidance issued by the Internal Revenue Service relating to such Code sections and regulations.

(ii)         The following paragraph shall be added to the end of Subsection 11.13, to read in its entirety as follows:

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If a Mortgage Loan is held by a REMIC, the Servicer shall not acquire any real property (or personal property incident to such real property) in respect of such Mortgage Loan except in connection with a default or imminent default of such Mortgage Loan. In the event that a REMIC acquires any real property (or personal property incident to such real property) in connection with a default or imminent default of a Mortgage Loan, such property shall be disposed of by the Servicer as soon as practicable in a manner that, consistent with prudent mortgage loan servicing practices, maximizes the net present value of the recovery to the trust formed pursuant to the Pooling and Servicing Agreement (the “Trust”), but in any event within three years after its acquisition by such REMIC unless the Servicer provides to the Purchaser and the Securities Administrator an Opinion of Counsel to the effect that the holding by such REMIC of such Mortgaged Property subsequent to three years after its acquisition will not result in the imposition of taxes on “prohibited transactions” on such REMIC as defined in Section 860F of the Code or under the law of any state in which real property securing a Mortgage Loan owned by such REMIC is located or cause such REMIC to fail to qualify as a REMIC for federal income tax purposes or for state tax purposes under the laws of any state in which real property securing a Mortgage Loan owned by such REMIC is located at any time that any mortgage pass-through certificates representing interests in such REMIC are outstanding. The Servicer shall conserve, protect and operate each such property for such REMIC solely for the purpose of its prompt disposition and sale in a manner which does not cause such property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) or result in the receipt by such REMIC of any “income from non-permitted assets” within the meaning of Section 860F(a)(2)(B) of the Code or any “net income from foreclosure property” which is subject to taxation under the REMIC Provisions. Pursuant to its efforts to sell such property, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve such property in the same manner and to such extent as is customary in the locality where such property is located and may, incident to its conservation and protection of the assets of the Trust, rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Trust for the period prior to the sale of such property. Additionally, the Servicer shall perform the tax withholding and shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Purchaser and the Securities Administrator an Officers’ Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

17

(iii)        The following additional provisions shall be added after Subsection 11.23, to read in its entirety as follows:

Subsection 11.24 Compliance with REMIC Provisions. If a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, the Servicer shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on “prohibited transactions” as defined in Section 860F(a)(2) of the Code and the tax on “contribution” to a REMIC set forth in Section 860G(d) of the Code unless the Servicer has received an Opinion of Counsel (at the expense of the party seeking to take such actions) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.

(k)          Avoidance of Consolidation.

(i)          The following Subsection 7.06 shall be added at the end of Section 7, to read in its entirety as follows:

Subsection 7.06 Avoidance of Consolidation.

(a) The Servicer covenants and agrees that it shall not hold or purchase any certificate (a “Certificate”) issued by the trust created by the Pooling and Servicing Agreement (the “Trust”) if its holding or purchase of such Certificate (or interest therein) would cause the Servicer to be required to consolidate any assets of the Trust on its financial statements under U.S. generally accepted accounting principles (“Consolidate” or “Consolidation”). The Servicer shall be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that its holding or purchase of such Certificate (or interest therein) will not cause the Servicer to be required to Consolidate any assets of the Trust on its financial statements.

If the Servicer's holding or purchase of a Certificate (or interest therein) does in fact cause such Consolidation, then the last preceding transferee that is not required to Consolidate shall be restored, to the extent permitted by law, to all rights and obligations as owner of such Certificate retroactive to the date of such transfer of such Certificate. If the Servicer holds or purchases a Certificate (or interest therein) in violation of the restrictions in this Subsection 7.06 and to the extent that the retroactive restoration of the rights of the owner of such Certificate as described in the immediately preceding sentence shall be invalid, illegal or unenforceable, then the Securities Administrator shall have the right, without notice to the owner or any prior owner of such Certificate, to sell such Certificate to a purchaser selected by the Securities Administrator on such terms as the Securities Administrator may choose. The Servicer shall promptly endorse and deliver such Certificate (or otherwise transfer a book-entry Certificate) in accordance with the instructions of the Securities Administrator. The proceeds of such sale, net of the commissions (which may include commissions payable to the Securities Administrator or its Affiliates), expenses and taxes due, if any, shall be remitted by the Securities Administrator to the Servicer. The terms and conditions of any sale under this Subsection 7.06 shall be determined in the sole discretion of the Securities Administrator, and the Securities Administrator shall not be liable to any owner of a Certificate as a result of its exercise of such discretion. The Servicer shall indemnify and hold harmless the Depositor and the Trust from and against any and all losses, liabilities, claims, costs or expenses incurred by such parties as a result of such holding or purchase resulting in a Consolidation.

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(b)          The Servicer covenants and agrees that it shall not transfer its servicing rights and duties under this Agreement and the Sale and Servicing Agreement to an insured depository institution, as such term is defined in the Federal Deposit Insurance Act (an “IDI”) (an IDI in such capacity, an “IDI Servicer Transferee”) unless the Purchaser and the Servicer shall have received a representation from the IDI Servicer Transferee that the acquisition of such servicing rights and duties will not cause the IDI Servicer Transferee to be required to Consolidate any assets of the Trust on its financial statements. Any IDI Servicer Transferee shall be deemed to have represented by virtue of its acquisition of such servicing rights and duties that such acquisition will not cause Consolidation. Any IDI Servicer Transferee who acquires such servicing rights and duties without providing the representation described above or whose acquisition of such servicing rights and duties has required it to Consolidate any assets of the Trust on its financial statements shall indemnify and hold harmless the Servicer, the Depositor and the Trust from and against any and all losses, liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition.

(ii) An additional “Event of Default” shall be listed in Subsection 13.01, to be inserted after clause (i) added in Section 14(f) of this Agreement above, to read in its entirety as follows:

or (j)(A) the purchase or holding by the Servicer of any Certificate such that the Servicer is required to Consolidate any assets of the Trust on its financial statements, provided that such purchase or holding of a Certificate shall not constitute an Event of Default if, within 45 days of (1) the date of such purchase or acquisition or (2) if such requirement to Consolidate is not effective on the date of such purchase or acquisition, the date the Servicer becomes aware of such requirement to Consolidate, the Servicer causes such requirement to Consolidate not to apply; or (B) the failure of the Servicer to obtain from an IDI Servicer Transferee the representation described in Section 7.06(b) prior to the transfer to such IDI Servicer Transferee of any servicing rights or duties.

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(l)          Foreclosure Proceedings. The first sentence of Subsection 11.13 is hereby deleted and replaced in its entirety with the following:

Subject to Subsection 11.02, in the event that title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Trust, where permitted by applicable law or regulation, and where not so permitted, in the name of the trustee of the Trust or its nominee.

(m)          Modification Payment Plans and Foreclosure Approvals.

(i)          The first sentence of the fifth paragraph of Subsection 11.01 is hereby deleted and replaced in its entirety with the following:

Consistent with the terms of this Agreement, and subject to the REMIC Provisions if the Mortgage Loans have been transferred to a REMIC, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor; provided, however, that the Servicer shall not enter into any payment plan or agreement to modify payments with a Mortgagor lasting more than twelve (12) months or permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, the Lifetime Rate Cap (if applicable), the Initial Rate Cap (if applicable), the Periodic Rate Cap (if applicable) or the Gross Margin (if applicable), agree to the capitalization of arrearages, including interest, fees or expenses owed under the Mortgage Loan, make any future advances or extend the final maturity date with respect to such Mortgage Loan (provided that the Servicer shall in no event extend the final maturity date past July 25, 2042 or, if such 25th day is not a Business Day, the next succeeding Business Day), or accept substitute or additional collateral or release any collateral for such Mortgage Loan, unless (1) the Mortgagor is in default with respect to the Mortgage Loan, or such default is, in the judgment of the Servicer, imminent, (2) the modification is in accordance with the customary procedures of the Servicer, which may change from time to time, or industry-accepted programs, and (3) the Purchaser has approved such action.

(ii)         The third sentence of the last paragraph of Subsection 11.01 is hereby deleted and replaced in its entirety with the following:

In the event (a) the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes and (b) the Purchaser provides written approval for the Servicer to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Servicer shall be reimbursed for all reasonable costs associated with such foreclosure or acceptance of a deed in lieu of foreclosure and any related environmental clean up costs, as applicable, from the related Liquidation Proceeds, or if the Liquidation Proceeds are insufficient fully to reimburse the Servicer, the Servicer shall be entitled to be reimbursed from amounts in the Custodial Account pursuant to Subsection 11.05 hereof.

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(n)          Servicer Reports. The Servicer shall provide monthly reports to the Purchaser pursuant to Subsection 11.16 of the Sale and Servicing Agreement in the formats attached hereto as Exhibits 10 and 11, or in such other format as the Servicer, the Purchaser and the Depositor shall agree in writing.

(o)          Assumption Agreements. The first sentence of Subsection 11.18 is hereby deleted and replaced in its entirety with the following:

The Servicer will use its best efforts to enforce any “due-on-sale” provision contained in any Mortgage or Mortgage Note; provided that, subject to the Purchaser’s prior approval for the release of liability from the original borrower, the Servicer shall permit such assumption if so required in accordance with the terms of the Mortgage or the Mortgage Note.

(p)          Indemnification Expenses. The first sentence of Subsection 12.01(b) is hereby deleted and replaced in its entirety with the following:

The Servicer shall immediately notify the Purchaser if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, and the Servicer shall assume the defense of any such claim and pay all expenses in connection therewith, including counsel fees.

(q)          The rights under the Purchase Agreement and the Sale and Servicing Agreement assigned to the Depositor and the Assignee pursuant to this Agreement shall be under the Purchase Agreement and the Sale and Servicing Agreement as amended by this Agreement.

Miscellaneous

18.         All demands, notices and communications related to the Mortgage Loans, the Sale and Servicing Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

(a)          In the case of the Bank,

First Republic Bank

111 Pine Street

San Francisco, CA 94111

Attention: Tony Sachs

21

with a copy to the General Counsel at the same address

(b)          In the case of Assignee,

Christiana Trust, a division of Wilmington Savings Fund Society, FSB

500 Delaware Avenue, 11th Floor

Wilmington, Delaware, 19801

Attention: Corporate Trust

(c)          In the case of Depositor,

Sequoia Residential Funding, Inc.

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

(d)          In the case of Assignor,

Redwood Residential Acquisition Corporation

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

(e)          In the case of Master Servicer,

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland 21045

Telephone number: (410) 884-2000

Facsimile number: (410) 715-2380

Attention: Client Manager — Sequoia Mortgage Trust 2012-3

(f)          In the case of the initial Controlling Holder,

Sequoia Mortgage Funding Corporation

One Belvedere Place, Suite 360

Mill Valley, California 94941

22

Attention: William Moliski

with a copy to

General Counsel at the same address

19.         This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent preempted by Federal law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without regard to the conflicts of laws provisions of the State of New York or any other jurisdiction.

20.         No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

21.         This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Depositor, Assignee or the Bank may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Depositor, Assignee or the Bank, respectively, hereunder.

22.         This Agreement shall survive the conveyance of the Mortgage Loans, the assignment of each of the Sale and Servicing Agreement to the extent of the Attachment 1A Mortgage Loans and the assignment of the Purchase Agreement to the extent of the Attachment 1B Mortgage Loans by Assignor to Depositor and by Depositor to Assignee, and the termination of each of the Sale and Servicing Agreement and the Purchase Agreement.

23.         This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

24.          The Controlling Holder under the Pooling and Servicing Agreement is an express third party beneficiary of this Agreement, and shall have the same power and ability to exercise and enforce the rights stated to be provided to it hereunder as if it were a signatory hereto. The Bank hereby consents to such exercise and enforcement.

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25.         It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Trustee (i) this Agreement is executed and delivered by Christiana Trust, a division of Wilmington Savings Fund Society, FSB (“Christiana Trust”) not in its individual capacity but solely as Trustee on behalf of the trust created by the Pooling and Servicing Agreement referred to herein (the “Trust”) in the exercise of the powers and authority conferred upon and vested in it, and as directed in the Pooling and Servicing Agreement, (ii) each of the undertakings and agreements herein made on behalf of the Trust is made and intended not as a personal undertaking or agreement of or by Christiana Trust but is made and intended for purposes of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of Christiana Trust, individually or personally, to perform any covenant either express or implied in this Agreement, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (iv) under no circumstances shall Christiana Trust in its individual capacity or in its capacity as Trustee be personally liable for the payment of any indebtedness, amounts or expenses owed by the Purchaser under the Sale and Servicing Agreement (such indebtedness, expenses and other amounts being payable solely from and to the extent of funds of the Trust) or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made under this Agreement or any other related documents.

26.         Master Servicer. The Bank hereby acknowledges that the Assignee has appointed Wells Fargo Bank, N.A. to act as master servicer and securities administrator under the Pooling and Servicing Agreement and hereby agrees to treat all inquiries, demands, instructions, authorizations and other communications from the Master Servicer as if the same had been received from the Assignee. The Master Servicer, acting on behalf of the Assignee, shall have the rights of the Assignee as the Purchaser under this Agreement, including, without limitation, the right to enforce the obligations of the Bank and the Servicer hereunder and under the Sale and Servicing Agreement and the right to exercise the remedies of the Purchaser hereunder and under the Sale and Servicing Agreement, other than the rights assumed by the Controlling Holder assumed under Section 13(a) above.

The Bank shall make all remittances due by it to the Purchaser with respect to the Mortgage Loans to the following account by wire transfer of immediately available funds:

Wells Fargo Bank, N.A.

San Francisco, California

ABA# 121-000-248

Account #3970771416

Account Name: SAS Clearing

FFC: Account #48066700, Sequoia Mortgage Trust 2012-3 Distribution Account

27.         The Bank acknowledges that the custodian will be Wells Fargo Bank, N.A. acting pursuant to the Custodial Agreement. Requests for Mortgage Loan Documents required by the Bank to perform its duties under the Sale and Servicing Agreement shall be directed to Wells Fargo Bank, N.A., as custodian, using the form of Request for Release in the form of Exhibit F hereto. The Bank shall provide the Custodian with the specimen signatures of the Bank's authorized servicing representatives using the form in Exhibit D-3 hereto. Notwithstanding Section 10 of the Sale and Servicing Agreement, the Bank shall pay shipping expenses for any Mortgage Loan Documents if there has been a breach of any representation or warranty made with respect to the related Mortgage Loan in Subsection 7.01 of the Sale and Servicing Agreement.

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28.         Helping Families Act Notice. Assignor hereby requests that the Bank furnish each Mortgagor with the notice described in Subsection 6.04 of the Sale and Servicing Agreement, in the form attached as Exhibit 8 thereto and using Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee of the Sequoia Mortgage Trust 2012-3 as the investor name, in accordance with the terms of Subsection 6.04 therein, and the Bank hereby covenants that it shall furnish each Mortgagor with such notice as provided therein.

29.         Rule 17g-5 Compliance. The Bank hereby agrees that it shall provide information with respect to the Mortgage Loans or the origination or servicing thereof to any Rating Agency or nationally recognized statistical rating organization (“NRSRO”) via electronic mail at rmbs17g5informationprovider@wellsfargo.com, with a subject reference of “SEMT 2012-3” and an identification of the type of information being provided in the body of such electronic mail. The Securities Administrator, as the initial Rule 17g-5 Information Provider (the “Rule 17g-5 Information Provider”) shall notify the Bank in writing of any change in the identity or contact information of the Rule 17g-5 Information Provider. The Bank shall have no liability for (i) the Rule 17g-5 Information Provider’s failure to post information provided by it in accordance with the terms of this Agreement or (ii) any malfunction or disabling of the website maintained by the Rule 17g-5 Information Provider. None of the foregoing restrictions in this Section 29 prohibit or restrict oral or written communications, or providing information, between the Bank, on the one hand, and any Rating Agency or NRSRO, on the other hand, with regard to (i) such Rating Agency’s or NRSRO’s review of the ratings it assigns to the Bank, (ii) such Rating Agency’s or NRSRO’s approval of the Bank as a residential mortgage master, special or primary servicer, or (iii) such Rating Agency’s or NRSRO’s evaluation of the Bank’s servicing operations in general; provided, however, that the Bank shall not provide any information relating to the Mortgage Loans to such Rating Agency or NRSRO in connection with such review and evaluation by such Rating Agency or NRSRO unless: (x) borrower, property or deal specific identifiers are redacted; or (y) such information has already been provided to the Rule 17g-5 Information Provider.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

REDWOOD RESIDENTIAL ACQUISITION CORPORATION
Assignor

By:
Name:
Title:

SEQUOIA RESIDENTIAL FUNDING, INC.
Depositor

By:
Name:
Title:

Christiana Trust, a division of Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Trustee,
Assignee

By:
Name:
Title:

FIRST REPUBLIC BANK

By:
Name:
Title:

Accepted and agreed to by:

WELLS FARGO BANK, N.A.
Master Servicer

By:
Name:
Title:

Signature Page to Assignment, Assumption and Recognition Agreement – First Republic (SEMT 2012-3)

ATTACHMENT 1A

MORTGAGE LOAN SCHEDULE

	1	2	3	4	5	6	7	8	9	10
KEY	Primary Servicer	Servicing Fee %	Servicing Fee — Flatdollar	Servicing Advance Methodology	Originator	Loan Group	Loan Number	Amortization Type	Lien Position	HELOC Indicator
1	1002338	0.002500			1002338	First Republic	993000014	1	1	0
2	1002338	0.002500			1002338	First Republic	3000002931	1	1	0
3	1002338	0.002500			1002338	First Republic	3000001420	1	1	0
4	1002338	0.002500			1002338	First Republic	993000106	1	1	0
5	1002338	0.002500			1002338	First Republic	3000002039	1	1	0
6	1002338	0.002500			1002338	First Republic	3000003448	1	1	0
7	1002338	0.002500			1002338	First Republic	3000002935	1	1	0
8	1002338	0.002500			1002338	First Republic	3000002815	1	1	0
9	1002338	0.002500			1002338	First Republic	3000002920	1	1	0
10	1002338	0.002500			1002338	First Republic	3000004196	1	1	0
11	1002338	0.002500			1002338	First Republic	3000002912	1	1	0
12	1002338	0.002500			1002338	First Republic	3000002949	1	1	0
13	1002338	0.002500			1002338	First Republic	3000002951	1	1	0
14	1002338	0.002500			1002338	First Republic	3000002280	1	1	0
15	1002338	0.002500			1002338	First Republic	3000002909	1	1	0
16	1002338	0.002500			1002338	First Republic	3000002904	1	1	0
17	1002338	0.002500			1002338	First Republic	3000002289	1	1	0
18	1002338	0.002500			1002338	First Republic	3000002938	1	1	0
19	1002338	0.002500			1002338	First Republic	3000002557	1	1	0
20	1002338	0.002500			1002338	First Republic	3000002910	1	1	0
21	1002338	0.002500			1002338	First Republic	3000002915	1	1	0
22	1002338	0.002500			1002338	First Republic	3000002916	1	1	0
23	1002338	0.002500			1002338	First Republic	3000002917	1	1	0
24	1002338	0.002500			1002338	First Republic	3000002964	1	1	0
25	1002338	0.002500			1002338	First Republic	3000002922	1	1	0
26	1002338	0.002500			1002338	First Republic	3000002946	1	1	0
27	1002338	0.002500			1002338	First Republic	3000002939	1	1	0
28	1002338	0.002500			1002338	First Republic	3000003266	1	1	0
29	1002338	0.002500			1002338	First Republic	3000002972	1	1	0
30	1002338	0.002500			1002338	First Republic	3000002955	1	1	0
31	1002338	0.002500			1002338	First Republic	3000002928	1	1	0
32	1002338	0.002500			1002338	First Republic	3000002930	1	1	0
33	1002338	0.002500			1002338	First Republic	3000002933	1	1	0
34	1002338	0.002500			1002338	First Republic	3000002936	1	1	0
35	1002338	0.002500			1002338	First Republic	3000003381	1	1	0
36	1002338	0.002500			1002338	First Republic	3000002944	1	1	0
37	1002338	0.002500			1002338	First Republic	3000002942	1	1	0
38	1002338	0.002500			1002338	First Republic	3000002943	1	1	0
39	1002338	0.002500			1002338	First Republic	3000003132	1	1	0
40	1002338	0.002500			1002338	First Republic	3000002948	1	1	0
41	1002338	0.002500			1002338	First Republic	3000002983	1	1	0
42	1002338	0.002500			1002338	First Republic	3000002816	1	1	0
43	1002338	0.002500			1002338	First Republic	3000002719	1	1	0
44	1002338	0.002500			1002338	First Republic	3000002953	1	1	0
45	1002338	0.002500			1002338	First Republic	3000002973	1	1	0
46	1002338	0.002500			1002338	First Republic	3000002706	1	1	0
47	1002338	0.002500			1002338	First Republic	3000003267	1	1	0
48	1002338	0.002500			1002338	First Republic	3000003457	1	1	0
49	1002338	0.002500			1002338	First Republic	3000002817	1	1	0
50	1002338	0.002500			1002338	First Republic	3000002828	1	1	0
51	1002338	0.002500			1002338	First Republic	3000003629	1	1	0
52	1002338	0.002500			1002338	First Republic	3000002789	1	1	0
53	1002338	0.002500			1002338	First Republic	3000003269	1	1	0
54	1002338	0.002500			1002338	First Republic	3000003303	1	1	0
55	1002338	0.002500			1002338	First Republic	3000003240	1	1	0
56	1002338	0.002500			1002338	First Republic	3000003270	1	1	0
57	1002338	0.002500			1002338	First Republic	3000003362	1	1	0
58	1002338	0.002500			1002338	First Republic	3000003776	1	1	0
59	1002338	0.002500			1002338	First Republic	3000003106	1	1	0
60	1002338	0.002500			1002338	First Republic	3000003051	1	1	0
61	1002338	0.002500			1002338	First Republic	3000003052	1	1	0
62	1002338	0.002500			1002338	First Republic	3000003315	1	1	0
63	1002338	0.002500			1002338	First Republic	3000003116	1	1	0
64	1002338	0.002500			1002338	First Republic	3000003304	1	1	0
65	1002338	0.002500			1002338	First Republic	3000003151	1	1	0
66	1002338	0.002500			1002338	First Republic	3000004125	1	1	0
67	1002338	0.002500			1002338	First Republic	3000003757	1	1	0
68	1002338	0.002500			1002338	First Republic	3000003758	1	1	0
69	1002338	0.002500			1002338	First Republic	3000003383	1	1	0
70	1002338	0.002500			1002338	First Republic	3000003460	1	1	0
71	1002338	0.002500			1002338	First Republic	3000003461	1	1	0
72	1002338	0.002500			1002338	First Republic	3000003650	1	1	0
73	1002338	0.002500			1002338	First Republic	3000003598	1	1	0
74	1002338	0.002500			1002338	First Republic	3000003493	1	1	0
75	1002338	0.002500			1002338	First Republic	3000003754	1	1	0
76	1002338	0.002500			1002338	First Republic	3000003753	1	1	0
77	1002338	0.002500			1002338	First Republic	3000003962	1	1	0
78	1002338	0.002500			1002338	First Republic	3000004004	1	1	0
79	1002338	0.002500			1002338	First Republic	3000004006	1	1	0

	11	12	13	14	15	16	17	18	19	20
KEY	Loan Purpose	Cash Out Amount	Total Origination and Discount Points	Covered/High Cost Loan Indicator	Relocation Loan Indicator	Broker Indicator	Channel	Escrow Indicator	Senior Loan Amount(s)	Loan Type of Most Senior Lien
1	3						1	0	0
2	9						1	0	0
3	9						1	0	0
4	7						1	0	0
5	9						1	0	0
6	9						1	0	0
7	7						1	0	0
8	9						1	0	0
9	3						1	0	0
10	7						1	0	0
11	3						1	0	0
12	9						1	0	0
13	9						1	0	0
14	9						1	0	0
15	3						1	0	0
16	9						1	0	0
17	9						1	0	0
18	9						1	0	0
19	7						1	0	0
20	3						1	0	0
21	9						1	0	0
22	3						1	0	0
23	9						1	0	0
24	9						1	0	0
25	9						1	0	0
26	7						1	0	0
27	9						1	0	0
28	9						1	0	0
29	7						1	0	0
30	6						1	0	0
31	9						1	0	0
32	9						1	4	0
33	9						1	0	0
34	6						1	0	0
35	7						1	0	0
36	7						1	0	0
37	9						1	0	0
38	7						1	0	0
39	7						1	0	0
40	9						1	0	0
41	7						1	0	0
42	7						1	0	0
43	9						1	0	0
44	9						1	0	0
45	3						1	0	0
46	9						1	0	0
47	3						1	0	0
48	9						1	0	0
49	9						1	0	0
50	7						1	0	0
51	9						1	0	0
52	3						1	0	0
53	7						1	0	0
54	7						1	0	0
55	7						1	0	0
56	7						1	0	0
57	9						1	0	0
58	9						1	0	0
59	7						1	4	0
60	9						1	0	0
61	6						1	0	0
62	7						1	0	0
63	9						1	0	0
64	7						1	0	0
65	6						1	0	0
66	9						1	0	0
67	7						1	0	0
68	7						1	0	0
69	7						1	0	0
70	7						1	0	0
71	9						1	0	0
72	9						1	0	0
73	6						1	0	0
74	7						1	0	0
75	7						1	0	0
76	7						1	0	0
77	3						1	0	0
78	7						1	0	0
79	7						1	4	0

	21	22	23	24	25	26	27	28	29	30
KEY	Hybrid Period of Most Senior Lien (in months)	Neg Am Limit of Most Senior Lien	Junior Mortgage Balance	Origination Date of Most Senior Lien	Origination Date	Original Loan Amount	Original Interest Rate	Original Amortization Term	Original Term to Maturity	First Payment Date of Loan
1			0.00		20110712	1625000.00	0.047000	360	360	20110901
2			400000.00		20120302	800000.00	0.043500	360	360	20120501
3			0.00		20111025	549000.00	0.045500	360	360	20120101
4			0.00		20110924	1750000.00	0.041000	360	360	20111101
5			0.00		20111208	783000.00	0.044000	360	360	20120201
6			0.00		20120503	450000.00	0.046000	360	360	20120701
7			0.00		20120227	1000000.00	0.040500	360	360	20120401
8			0.00		20120330	544000.00	0.042000	360	360	20120601
9			250000.00		20120207	1320000.00	0.043500	360	360	20120401
10			0.00		20120507	1140000.00	0.044000	360	360	20120701
11			250000.00		20120112	1500000.00	0.041000	360	360	20120401
12			0.00		20120131	1000000.00	0.043000	360	360	20120401
13			360000.00		20120201	1500000.00	0.041500	360	360	20120401
14			237500.00		20120229	700000.00	0.048000	360	360	20120501
15			0.00		20120214	2000000.00	0.041500	360	360	20120401
16			135000.00		20120307	1995000.00	0.043000	360	360	20120501
17			500000.00		20111229	850000.00	0.044500	360	360	20120301
18			0.00		20120301	950000.00	0.041000	360	360	20120501
19			0.00		20120130	924000.00	0.044000	360	360	20120301
20			0.00		20120208	1480000.00	0.040500	360	360	20120401
21			147500.00		20120213	1000000.00	0.043000	360	360	20120401
22			0.00		20120319	700000.00	0.044500	360	360	20120501
23			0.00		20120229	1115000.00	0.040500	360	360	20120501
24			0.00		20120125	653000.00	0.042000	360	360	20120401
25			0.00		20120119	1700000.00	0.041500	360	360	20120301
26			0.00		20120201	671200.00	0.042000	360	360	20120401
27			0.00		20120322	1000000.00	0.043500	360	360	20120501
28			0.00		20120313	300000.00	0.044000	360	360	20120501
29			0.00		20120301	1500000.00	0.044500	360	360	20120501
30			0.00		20120302	884000.00	0.041000	360	360	20120501
31			120000.00		20120206	1350000.00	0.041000	360	360	20120401
32			0.00		20120217	568000.00	0.041500	360	360	20120401
33			0.00		20120307	720000.00	0.043500	360	360	20120501
34			0.00		20120217	524000.00	0.042500	360	360	20120401
35			0.00		20120501	340000.00	0.044500	360	360	20120701
36			0.00		20120323	705000.00	0.042500	360	360	20120501
37			0.00		20120208	1280000.00	0.040000	360	360	20120401
38			0.00		20120213	1052000.00	0.041000	360	360	20120401
39			0.00		20120305	1948000.00	0.041500	360	360	20120501
40			0.00		20120416	935000.00	0.040500	360	360	20120601
41			0.00		20120214	594000.00	0.044000	360	360	20120401
42			364000.00		20120313	1100000.00	0.042500	360	360	20120501
43			0.00		20120314	1952000.00	0.043500	360	360	20120501
44			100000.00		20120309	880000.00	0.041000	360	360	20120501
45			0.00		20120402	417000.00	0.042500	360	360	20120601
46			0.00		20120313	900000.00	0.042500	360	360	20120501
47			750000.00		20120313	1000000.00	0.042500	360	360	20120501
48			0.00		20120330	1000000.00	0.043750	360	360	20120601
49			0.00		20120210	600000.00	0.045000	360	360	20120401
50			0.00		20120214	1076400.00	0.043500	360	360	20120401
51			0.00		20120405	1000000.00	0.044000	360	360	20120601
52			0.00		20120319	1348100.00	0.045000	360	360	20120501
53			0.00		20120316	1168000.00	0.042500	360	360	20120601
54			0.00		20120514	899000.00	0.043500	360	360	20120701
55			0.00		20120313	1000000.00	0.043000	360	360	20120501
56			450000.00		20120309	645200.00	0.042500	360	360	20120501
57			0.00		20120316	1129000.00	0.043000	360	360	20120501
58			0.00		20120410	915000.00	0.044500	360	360	20120601
59			100000.00		20120315	1350000.00	0.042000	360	360	20120501
60			400000.00		20120315	990000.00	0.042000	360	360	20120501
61			0.00		20120316	700000.00	0.043500	360	360	20120501
62			0.00		20120309	1230000.00	0.045000	360	360	20120501
63			0.00		20120413	900000.00	0.045000	360	360	20120601
64			0.00		20120329	825000.00	0.044500	360	360	20120501
65			0.00		20120503	1996000.00	0.041500	360	360	20120701
66			500000.00		20120510	1004000.00	0.042500	360	360	20120701
67			0.00		20120321	1148000.00	0.042000	360	360	20120601
68			0.00		20120326	880000.00	0.041500	360	360	20120601
69			720000.00		20120328	1100000.00	0.045000	360	360	20120601
70			0.00		20120430	1020000.00	0.045000	360	360	20120601
71			140500.00		20120423	977300.00	0.042500	360	360	20120601
72			400000.00		20120418	1250000.00	0.043500	360	360	20120601
73			0.00		20120405	832000.00	0.045500	360	360	20120601
74			0.00		20120420	930000.00	0.046000	360	360	20120601
75			0.00		20120417	1140000.00	0.042000	360	360	20120701
76			0.00		20120419	1268000.00	0.043500	360	360	20120601
77			0.00		20120510	575000.00	0.045500	360	360	20120701
78			0.00		20120424	900000.00	0.041500	360	360	20120601
79			0.00		20120504	679200.00	0.043000	360	360	20120701

	31	32	33	34	35	36	37	38	39	40
KEY	Interest Type Indicator	Original Interest Only Term	Buy Down Period	HELOC Draw Period	Current Loan Amount	Current Interest Rate	Current Payment Amount Due	Interest Paid Through Date	Current Payment Status	Index Type
1	1	0	0	0	1603999.65	0.047000	8427.86	20120601	0	0
2	1	0	0	0	797831.08	0.043500	3982.49	20120601	0	0
3	1	0	0	0	544660.56	0.045500	2798.04	20120601	0	0
4	1	0	0	0	1729834.08	0.038500	8204.14	20120601	0	0
5	1	0	0	0	777711.57	0.044000	3920.96	20120601	0	0
6	1	120	0	0	450000.00	0.046000	1725.00	20120601	0	0
7	1	0	0	0	995701.43	0.040500	4803.02	20120601	0	0
8	1	0	0	0	543243.74	0.042000	2660.25	20120601	0	0
9	1	0	0	0	1314622.20	0.043500	6571.12	20120601	0	0
10	1	120	0	0	1140000.00	0.044000	4180.00	20120601	0	0
11	1	0	0	0	1493609.28	0.041000	7247.98	20120601	0	0
12	1	0	0	0	995889.14	0.043000	4948.71	20120601	0	0
13	1	0	0	0	1493665.99	0.041500	7291.55	20120601	0	0
14	1	0	0	0	698251.19	0.048000	3672.66	20120601	0	0
15	1	0	0	0	1991554.65	0.041500	9722.07	20120601	0	0
16	1	0	0	0	1989542.36	0.043000	9872.69	20120601	0	0
17	1	0	0	0	845456.69	0.044500	4281.61	20120601	0	0
18	1	0	0	0	947306.29	0.041000	4590.38	20120601	0	0
19	1	0	0	0	918982.80	0.043500	4599.78	20120601	0	0
20	1	0	0	0	1473638.14	0.040500	7108.47	20120601	0	0
21	1	0	0	0	995889.14	0.043000	4948.71	20120601	0	0
22	1	0	0	0	698136.13	0.044500	3526.03	20120601	0	0
23	1	0	0	0	1111810.12	0.040500	5355.37	20120601	0	0
24	1	120	0	0	653000.00	0.042000	2285.50	20120601	0	0
25	1	0	0	0	1690412.03	0.041500	8263.76	20120601	0	0
26	1	0	0	0	668390.92	0.042000	3282.28	20120601	0	0
27	1	0	0	0	997288.85	0.043500	4978.12	20120601	0	0
28	1	0	0	0	299193.94	0.044000	1502.28	20120601	0	0
29	1	120	0	0	1500000.00	0.044500	5562.50	20120601	0	0
30	1	0	0	0	881493.43	0.041000	4271.47	20120601	0	0
31	1	0	0	0	1344248.35	0.041000	6523.18	20120601	0	0
32	1	0	0	0	565601.51	0.041500	2761.07	20120601	0	0
33	1	0	0	0	718047.97	0.043500	3584.24	20120601	0	0
34	1	0	0	0	521826.51	0.042500	2577.77	20120601	0	0
35	1	120	0	0	340000.00	0.044500	1260.83	20120601	0	0
36	1	0	0	0	703053.95	0.042500	3468.18	20120601	0	0
37	1	0	0	0	1274448.78	0.040000	6110.92	20120601	0	0
38	1	0	0	0	1047517.97	0.041000	5083.25	20120601	0	0
39	1	0	0	0	1942525.61	0.041500	9469.29	20120601	0	0
40	1	0	0	0	933664.80	0.040500	4490.83	20120601	0	0
41	1	0	0	0	591601.67	0.044000	2974.52	20120601	0	0
42	1	0	0	0	1096963.62	0.042500	5411.34	20120601	0	0
43	1	0	0	0	1946707.85	0.043500	9717.29	20120601	0	0
44	1	0	0	0	877504.78	0.041000	4252.15	20120601	0	0
45	1	120	0	0	417000.00	0.042500	1476.88	20120601	0	0
46	1	0	0	0	897515.69	0.042500	4427.46	20120601	0	0
47	1	0	0	0	997239.66	0.042500	4919.40	20120601	0	0
48	1	120	0	0	1000000.00	0.043750	3645.83	20120601	0	0
49	1	0	0	0	597620.74	0.045000	3040.11	20120601	0	0
50	1	0	0	0	1072014.64	0.043500	5358.45	20120601	0	0
51	1	0	0	0	998659.06	0.044000	5007.61	20120601	0	0
52	1	120	0	0	1348100.00	0.045000	5055.38	20120601	0	0
53	1	120	0	0	1168000.00	0.042500	4136.67	20120601	0	0
54	1	0	0	0	899000.00	0.043500	4475.33	20120601	0	0
55	1	120	0	0	1000000.00	0.043000	3583.33	20120601	0	0
56	1	0	0	0	643419.02	0.042500	3174.00	20120601	0	0
57	1	0	0	0	1125911.44	0.043000	5587.10	20120601	0	0
58	1	0	0	0	913784.10	0.044500	4609.03	20120601	0	0
59	1	120	0	0	1350000.00	0.042000	4725.00	20120601	0	0
60	1	0	0	0	987242.62	0.042000	4841.27	20120601	0	0
61	1	0	0	0	698102.19	0.043500	3484.68	20120601	0	0
62	1	0	0	0	1226754.47	0.045000	6232.23	20120601	0	0
63	1	0	0	0	898814.83	0.045000	4560.17	20120601	0	0
64	1	0	0	0	822803.33	0.044500	4155.68	20120601	0	0
65	1	0	0	0	1996000.00	0.041500	9702.62	20120601	0	0
66	1	0	0	0	1004000.00	0.042500	4939.08	20120601	0	0
67	1	0	0	0	1146404.08	0.042000	5613.92	20120601	0	0
68	1	0	0	0	878765.62	0.041500	4277.71	20120601	0	0
69	1	0	0	0	1098551.46	0.045000	5573.54	20120601	0	0
70	1	120	0	0	1020000.00	0.045000	3825.00	20120601	0	0
71	1	0	0	0	975953.54	0.042500	4807.73	20120601	0	0
72	1	0	0	0	1248308.60	0.043500	6222.65	20120601	0	0
73	1	0	0	0	830914.29	0.045500	4240.38	20120601	0	0
74	1	0	0	0	928797.40	0.046000	4767.59	20120601	0	0
75	1	0	0	0	1140000.00	0.042000	5574.80	20120601	0	0
76	1	120	0	0	1268000.00	0.043500	4596.50	20120601	0	0
77	1	120	0	0	575000.00	0.045500	2180.21	20120601	0	0
78	1	0	0	0	898737.57	0.041500	4374.93	20120601	0	0
79	1	0	0	0	679200.00	0.043000	3361.17	20120601	0	0

	41	42	43	44	45	46	47	48	49	50
KEY	ARM Look-back Days	Gross Margin	ARM Round Flag	ARM Round Factor	Initial Fixed Rate Period	Initial Interest Rate Cap (Change Up)	Initial Interest Rate Cap (Change Down)	Subsequent Interest Rate Reset Period	Subsequent Interest Rate Cap (Change Down)	Subsequent Interest Rate Cap (Change Up)
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59
60
61
62
63
64
65
66
67
68
69
70
71
72
73
74
75
76
77
78
79

	51	52	53	54	55	56	57	58	59	60
KEY	Lifetime Maximum Rate (Ceiling)	Lifetime Minimum Rate (Floor)	Negative Amortization Limit	Initial Negative Amortization Recast Period	Subsequent Negative Amortization Recast Period	Initial Fixed Payment Period	Subsequent Payment Reset Period	Initial Periodic Payment Cap	Subsequent Periodic Payment Cap	Initial Minimum Payment Reset Period
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59
60
61
62
63
64
65
66
67
68
69
70
71
72
73
74
75
76
77
78
79

	61	62	63	64	65	66	67	68	69	70
KEY	Subsequent Minimum Payment Reset Period	Option ARM Indicator	Options at Recast	Initial Minimum Payment	Current Minimum Payment	Prepayment Penalty Calculation	Prepayment Penalty Type	Prepayment Penalty Total Term	Prepayment Penalty Hard Term	Primary Borrower ID
1						99	99	60		3
2						99	99	60		232
3						99	99	60		249
4						99	99	60		89
5						99	99	60		287
6						99	99	60		61
7						99	99	60		60
8						99	99	60		100
9						99	99	60		65
10						99	99	60		326
11						99	99	60		307
12						99	99	60		59
13						99	99	60		306
14								0		226
15						99	99	60		223
16						99	99	60		43
17						99	99	60		263
18						99	99	60		31
19						99	99	36		50
20						99	99	60		303
21						99	99	60		311
22						99	99	60		18
23						99	99	60		41
24						99	99	60		278
25						99	99	60		51
26						99	99	60		255
27						99	99	60		155
28						99	99	60		30
29						99	99	60		12
30						99	99	60		26
31						99	99	60		270
32						99	99	60		5
33						99	99	60		218
34						99	99	60		6
35						99	99	60		135
36						99	99	60		220
37						99	99	60		66
38						99	99	60		157
39						99	99	60		295
40						99	99	60		36
41						99	99	60		181
42						99	99	60		45
43						99	99	60		230
44						99	99	60		190
45						99	99	60		33
46						99	99	60		182
47						99	99	60		282
48						99	99	60		10
49						99	99	60		71
50						99	99	36		251
51						99	99	60		305
52						99	99	60		229
53						99	99	60		280
54						99	99	60		327
55						99	99	24		103
56						99	99	60		257
57						99	99	60		243
58						99	99	60		246
59						99	99	60		124
60						99	99	60		58
61						99	99	60		120
62						99	99	60		272
63						99	99	60		64
64						99	99	60		159
65						99	99	60		48
66						99	99	60		328
67						99	99	60		4
68						99	99	60		233
69								0		74
70						99	99	60		269
71						99	99	60		63
72						99	99	60		209
73						99	99	60		185
74						99	99	60		14
75						99	99	60		329
76						99	99	60		227
77						99	99	60		330
78						99	99	60		39
79						99	99	60		331

	71	72	73	74	75	76	77	78	79	80
KEY	Number of Mortgaged Properties	Total Number of Borrowers	Self- employment Flag	Current ‘Other’ Monthly Payment	Length of Employment: Borrower	Length of Employment: Co-Borrower	Years in Home	FICO Model Used	Most Recent FICO Date	Primary Wage Earner Original FICO: Equifax
1	3		0		11		6	1	5/16/2012
2	1		1		20		6	1
3	5		1		33		26	1	5/16/2012
4	2		0		1	0	0	1	5/16/2012
5	5		0		99	2	24	1	5/16/2012
6	1		0		10		8	1
7	2		0		1		0	1
8	3		0		40		5	1
9	2		0		3	20	30	1
10	9		1		30	30	0	1
11	1		0		1		1	1
12	1		0		3		4	1
13	2		1		11		12	1
14	1		0		28		2	1
15	1		0		20		11	1
16	2		0		4		4	1
17	1		0		6	3	5	1	5/16/2012
18	1		0		15		2	1
19	1		0		8		0	1
20	1		0		5	2	1	1
21	1		0		5	11	1	1
22	1		0		14		0.8	1
23	3		1		16	27	6	1
24	2		0		25		4	1
25	1		0		10	0	0.75	1
26	2		0		5	6	0	1
27	1		0		5.6	5	5	1
28	2		0		0		8	1
29	4		1		4	7	0	1
30	1		0		8		0	1
31	1		0		12	8	1	1
32	1		0		0		8	1
33	4		1		40	5	11	1
34	1		0		7	4	0	1
35	1		0		10		0	1
36	1		0		0		0	1
37	1		0		10	1	6	1
38	2		0		99		0	1
39	2		0		30		0	1
40	1		1		7	15	6	1
41	1		0		10	6	0	1
42	1		0		5	1	0	1
43	4		1		99		2	1
44	2		0		1		2	1
45	1		0		5		9	1
46	1		0		8		2	1
47	2		0		12		10	1
48	1		0		1	12	4	1
49	1		0		0		14	1
50	1		1		0		0	1
51	2		0		7	6	1	1
52	1		0		1	5	0.1	1
53	3		0		4		0	1
54	1		0		12	8	0	1
55	1		0		5	5	0	1
56	2		0		3	5	0	1
57	2		0		9		6	1
58	3		0		12		15	1
59	1		0		18		0	1
60	1		0		6	11	1	1
61	1		0		0		0	1
62	3		1		99		0	1
63	1		0		18	20	14	1
64	2		0		14		0	1
65	1		0		3		0	1
66	1		0		20	3	7	1
67	1		1		4		0	1
68	2		1		5	8	0	1
69	2		0		12	3	0	1
70	1		0		3	1	0	1
71	1		0		5	2	2	1
72	1		0		4		1	1
73	1		1		8		0	1
74	1		0		99	12	0	1
75	2		0		9	24	0	1
76	1		0		14	14	0	1
77	2		0		17		18	1
78	3		0		12		0	1
79	2		0		3		0	1

	81	82	83	84	85	86	87	88	89	90
KEY	Primary Wage Earner Original FICO: Experian	Primary Wage Earner Original FICO: TransUnion	Secondary Wage Earner Original FICO: Equifax	Secondary Wage Earner Original FICO: Experian	Secondary Wage Earner Original FICO: TransUnion	Original Primary Borrower FICO	Most Recent Primary Borrower FICO	Most Recent Co- Borrower FICO	Most Recent FICO Method	VantageScore: Primary Borrower
1						762	778
2						795
3						776	761
4						775	753
5						812	786
6						711
7						729
8						734
9						717
10						775
11						735
12						811
13						672
14						733
15						809
16						784
17						737	789
18						771
19						725
20						703
21						760
22						757
23						724
24						785
25						732
26						785
27						763
28						763
29						796
30						803
31						789
32						795
33						744
34						786
35						798
36						801
37						775
38						695
39						768
40						803
41						727
42						747
43						804
44						714
45						705
46						748
47						714
48						780
49						790
50						700
51						736
52						784
53						768
54						776
55						755
56						786
57						798
58						763
59						787
60						809
61						807
62						729
63						764
64						748
65						754
66						746
67						783
68						783
69						791
70						715
71						788
72						801
73						763
74						815
75						762
76						786
77						741
78						756
79						791

	91	92	93	94	95	96	97	98	99	100
KEY	VantageScore: Co- Borrower	Most Recent VantageScore Method	VantageScore Date	Credit Report: Longest Trade Line	Credit Report: Maximum Trade Line	Credit Report: Number of Trade Lines	Credit Line Usage Ratio	Most Recent 12- month Pay History	Months Bankruptcy	Months Foreclosure
1								000000000000
2								000000000000
3								000000000000
4								000000000000
5								000000000000
6								000000000000
7								000000000000
8								000000000000
9								000000000000
10								000000000000
11								000000000000
12								000000000000
13								000000000000
14								000000000000
15								000000000000
16								000000000000
17								000000000000
18								000000000000
19								000000000000
20								000000000000
21								000000000000
22								000000000000
23								000000000000
24								000000000000
25								000000000000
26								000000000000
27								000000000000
28								000000000000
29								000000000000
30								000000000000
31								000000000000
32								000000000000
33								000000000000
34								000000000000
35								000000000000
36								000000000000
37								000000000000
38								000000000000
39								000000000000
40								000000000000
41								000000000000
42								000000000000
43								000000000000
44								000000000000
45								000000000000
46								000000000000
47								000000000000
48								000000000000
49								000000000000
50								000000000000
51								000000000000
52								000000000000
53								000000000000
54								000000000000
55								000000000000
56								000000000000
57								000000000000
58								000000000000
59								000000000000
60								000000000000
61								000000000000
62								000000000000
63								000000000000
64								000000000000
65								000000000000
66								000000000000
67								000000000000
68								000000000000
69								000000000000
70								000000000000
71								000000000000
72								000000000000
73								000000000000
74								000000000000
75								000000000000
76								000000000000
77								000000000000
78								000000000000
79								000000000000

	101	102	103	104	105	106	107	108	109	110
KEY	Primary Borrower Wage Income	Co-Borrower Wage Income	Primary Borrower Other Income	Co-Borrower Other Income	All Borrower Wage Income	All Borrower Total Income	4506-T Indicator	Borrower Income Verification Level	Co-Borrower Income Verification	Borrower Employment Verification
1	0.00		241275.59		0.00	241275.59	0	5		2
2	0.00		32504.83		0.00	32504.83	0	4		2
3	25546.00	0.00	4980.45	0.00	25546.00	30526.45	0	4		2
4	57083.34	0.00	-3062.00	0.00	57083.34	54021.34	0	5		2
5	0.00	0.00	9878.00	0.00	0.00	9878.00	0	5		2
6	0.00	0.00	26583.00	0.00	0.00	26583.00	0	5		2
7	30833.00		0.00		30833.00	30833.00	0	5		2
8	0.00	0.00	9979.00	0.00	0.00	9979.00	0	5		2
9	19230.77	29727.61	0.00	0.00	48958.38	48958.38	0	5		3
10	0.00	0.00	25803.40	0.00	0.00	25803.40	0	4		2
11	96986.00		2407.83		96986.00	99393.83	0	5		3
12	50000.00		0.00		50000.00	50000.00	0	5		3
13	40015.00	0.00	-110.00	0.00	40015.00	39905.00	0	4		3
14	0.00	0.00	44855.35	0.00	0.00	44855.35	0	5		2
15	0.00	0.00	30104.00	0.00	0.00	30104.00	0	5		3
16	0.00	0.00	59637.17	0.00	0.00	59637.17	0	5		2
17	15416.66	0.00	24375.00	0.00	15416.66	39791.66	0	5		3
18	23001.00	0.00	0.00	0.00	23001.00	23001.00	0	5		3
19	0.00		20833.00		0.00	20833.00	0	5		2
20	17191.20	9500.02	0.00	0.00	26691.22	26691.22	0	5		3
21	18147.78	1891.83	0.00	0.00	20039.61	20039.61	0	5		2
22	0.00		13467.35		0.00	13467.35	0	5		2
23	0.00	0.00	6648.67	34667.42	0.00	41316.09	0	4		2
24	0.00		29314.26		0.00	29314.26	0	5		2
25	33333.34	0.00	20000.00	0.00	33333.34	53333.34	0	5		3
26	10953.26	10625.84	-1417.65	0.00	21579.10	20161.45	0	5		3
27	0.00	0.00	11751.08	15833.34	0.00	27584.42	0	5		2
28	6161.67	2311.16	1925.44	0.00	8472.83	10398.27	0	5		3
29	0.00	0.00	23438.67	30000.00	0.00	53438.67	0	4		2
30	0.00		24402.00		0.00	24402.00	0	5		2
31	36000.00	0.00	0.00	0.00	36000.00	36000.00	0	5		3
32	29166.67	0.00	0.00	0.00	29166.67	29166.67	0	5		3
33	0.00	0.00	46657.66	2130.21	0.00	48787.87	0	4		2
34	0.00	0.00	24612.92	0.00	0.00	24612.92	0	5		2
35	7965.34		0.00		7965.34	7965.34	0	5		2
36	0.00		17742.33		0.00	17742.33	0	5		2
37	43352.00	12434.00	0.00	0.00	55786.00	55786.00	0	5		2
38	0.00		36853.98		0.00	36853.98	0	5		2
39	0.00	0.00	189584.00	0.00	0.00	189584.00	0	5		2
40	0.00	0.00	19992.00	94969.00	0.00	114961.00	0	4		2
41	11000.21	4551.89	0.00	0.00	15552.10	15552.10	0	5		3
42	0.00	0.00	96434.75	0.00	0.00	96434.75	0	5		2
43	0.00	0.00	23120.56	23037.92	0.00	46158.48	0	4		2
44	19025.22	0.00	746.08	0.00	19025.22	19771.30	0	5		3
45	0.00	0.00	20897.19	0.00	0.00	20897.19	0	5		2
46	0.00		17153.06		0.00	17153.06	0	5		2
47	4727.33	44144.00	-1459.00	0.00	48871.33	47412.33	0	5		3
48	13333.33	0.00	19831.50	0.00	13333.33	33164.83	0	5		3
49	0.00		10045.77		0.00	10045.77	0	5		2
50	97361.00		0.00		97361.00	97361.00	0	4		3
51	0.00	0.00	16666.67	13743.77	0.00	30410.44	0	5		2
52	0.00	0.00	29318.35	0.00	0.00	29318.35	0	5		2
53	18923.50	0.00	-510.00	0.00	18923.50	18413.50	0	5		3
54	0.00	0.00	9441.40	18333.00	0.00	27774.40	0	5		2
55	0.00	0.00	13750.00	10000.00	0.00	23750.00	0	5		2
56	10416.00	6991.87	1816.00	0.00	17407.87	19223.87	0	5		3
57	24847.87	0.00	-1945.00	0.00	24847.87	22902.87	0	5		3
58	0.00		34259.75		0.00	34259.75	0	5		2
59	0.00	0.00	41451.83	0.00	0.00	41451.83	0	5		2
60	17085.34	17035.45	0.00	0.00	34120.79	34120.79	0	5		3
61	17916.00		0.00		17916.00	17916.00	0	5		2
62	0.00		32841.61		0.00	32841.61	0	4		2
63	0.00	0.00	71482.00	0.00	0.00	71482.00	0	5		2
64	0.00		190479.09		0.00	190479.09	0	5		2
65	152092.37		0.00		152092.37	152092.37	0	5		2
66	0.00	0.00	0.00	45115.84	0.00	45115.84	0	5		2
67	0.00	0.00	10791.00	22389.00	0.00	33180.00	0	4		2
68	20208.00	20194.00	0.00	0.00	40402.00	40402.00	0	4		2
69	0.00	0.00	34247.00	4433.10	0.00	38680.10	0	5		2
70	0.00	0.00	0.00	50000.00	0.00	50000.00	0	5		2
71	0.00	0.00	47581.00	5028.00	0.00	52609.00	0	5		2
72	166667.00	0.00	0.00	0.00	166667.00	166667.00	0	5		2
73	0.00	0.00	21477.96	3583.33	0.00	25061.29	0	4		2
74	31788.18	0.00	0.00	3274.16	31788.18	35062.34	0	5		3
75	0.00	0.00	69713.00	5916.00	0.00	75629.00	0	5		2
76	11715.77	9583.32	0.00	0.00	21299.09	21299.09	0	5		2
77	0.00	0.00	89542.00	0.00	0.00	89542.00	0	5		2
78	0.00	0.00	35715.68	0.00	0.00	35715.68	0	5		2
79	14166.00		9846.79		14166.00	24012.79	0	5		3

	111	112	113	114	115	116	117	118	119	120
KEY	Co-Borrower Employment Verification	Borrower Asset Verification	Co-Borrower Asset Verification	Liquid / Cash Reserves	Monthly Debt All Borrowers	Originator DTI	Fully Indexed Rate	Qualification Method	Percentage of Down Payment from Borrower Own Funds	City
1		3		10221347.00	31032.63	0.1286				ATHERTON
2		4		376727.29	10308.42	0.3171				PALISADES
3		3		395168.62	10815.06	0.3543			0	MILL VALLEY
4		3		1098451.15	13333.11	0.2468			100	SAN DIEGO
5		3		3061319.59	4046.03	0.4096				GOLETA AREA
6		4		596081.36	3390.00	0.1275				NEW YORK
7		4		2591519.88	11781.69	0.3821			100	TENAFLY
8		4		420514.55	4290.97	0.4300				Sonoma
9		4		2309533.00	18183.09	0.3714				CHESTNUT HILL
10		4		779984.74	7333.56	0.2842			0	LOS ANGELES
11		4		1474123.62	10851.22	0.1092				HILLSBOROUGH
12		3		1021279.85	6737.75	0.1348				LOS ANGELES
13		4		1127376.58	16087.26	0.4031				SARATOGA
14		4		730432.96	5594.90	0.1247				NAPA
15		3		352004.27	11695.25	0.3885				SAN FRANCISCO
16		4		112246.35	16632.33	0.2789				Los Angeles
17		4		93634.97	9717.24	0.2442				MENLO PARK
18		4		444625.22	8214.90	0.3572				Great Neck
19		4		330186.27	6276.32	0.3013			100	BRONX
20		3		1365460.90	9652.05	0.3616				LOS ALTOS HILLS
21		4		494890.90	8792.96	0.4388				Los Altos
22		4		138921.94	5781.52	0.4293				CONCORD
23		4		2192097.23	11266.32	0.2727				GREAT NECK
24		4		4375776.73	6973.01	0.2379				SAN FRANCISCO
25		3		1846857.99	11872.96	0.2226				SAN ANSELMO
26		3		497432.27	7612.74	0.3776			100	SAN CARLOS
27		4		383049.00	6923.55	0.2510				NEW YORK
28		4		958710.22	4662.39	0.4484				WEST ORANGE
29		4		1434465.30	9026.65	0.1689			0	NEW YORK
30		4		96008.67	7569.16	0.3102			100	NEW YORK
31		3		252788.94	9903.89	0.2751				Menlo Park
32		3		416201.03	5654.66	0.1939				WAYLAND
33		4		1147887.55	10742.85	0.2202				Portland
34		4		153411.62	3944.12	0.1602			100	MILTON
35		3		93072.81	2333.34	0.2929			100	NEW YORK
36		4		3642899.05	6744.60	0.3801			0	SAYVILLE
37		4		939239.00	9441.06	0.1692				BURLINGAME
38		4		240558.50	10702.17	0.2904			0	DANVILLE
39		4		4984557.61	24700.90	0.1303			0	SAN FRANCISCO
40		4		712956.22	4681.33	0.0407				Larchmont
41		3		496188.29	4023.45	0.2587			100	SAN JOSE
42		4		602775.86	11187.88	0.1160			0	NORWALK
43		4		140301.54	16493.86	0.3573				Aptos
44		3		452555.08	7400.89	0.3743				DANVILLE
45		4		157349.85	5268.60	0.2521				BROOKLYN
46		4		189131.60	5931.43	0.3458				BOULDER CREEK
47		4		4194780.00	14257.55	0.3007				HILLSBOROUGH
48		3		434862.64	5486.16	0.1654				COHASSET
49		4		1787051.23	3969.18	0.3951				LONG BEACH
50		3		7056275.80	7957.31	0.0817			100	LA JOLLA
51		4		918750.71	8220.49	0.2703				LOS ANGELES
52		4		502254.00	10793.49	0.3681				Los Angeles
53		3		1397708.00	7029.85	0.3818			100	LOS ANGELES
54		4		116838.42	5896.53	0.2123			0	BROOKLINE
55		4		4510565.93	4965.84	0.2091			0	Menlo Park
56		3		1103420.86	7254.86	0.3774			100	WASHINGTON
57		3		453627.83	9190.44	0.4013				Rancho Palos Verdes
58		4		1937105.54	16253.75	0.4744				NEWPORT BEACH
59		4		1029302.48	8125.51	0.1960			0	LA JOLLA
60		3		2335346.84	9950.78	0.2916				Piedmont
61		4		269060.07	5688.53	0.3175			100	LEXINGTON
62		4		3075438.45	14391.88	0.4382			0	San Diego
63		4		333153.27	13614.10	0.1905				WENHAM
64		4		2827979.34	17165.40	0.0901			0	STRATTON
65		3		4022427.30	15255.32	0.1003			100	BROOKLYN
66		4		6281099.58	11339.01	0.2513				NEWTON
67		4		1205918.01	7366.39	0.2220			100	NEWPORT BEACH
68		4		302027.82	11144.04	0.2758			0	STUDIO CITY
69		4		306650.92	16058.47	0.4152			0	PALO ALTO
70		4		362755.04	7372.60	0.1475			0	NEW CANAAN
71		4		314651.82	8191.80	0.1557				BOSTON
72		3		3081889.19	11899.02	0.0714				WESTPORT
73		4		411667.34	7381.95	0.2946			0	LOS ANGELES
74		3		1231360.70	7489.18	0.2136			100	PACIFIC GROVE
75		4		734904.99	9848.11	0.1302			0	ENCINITAS
76		3		437151.48	6992.96	0.3283			100	MOUNTAIN VIEW
77		4		4346030.00	11346.05	0.1267				WASHINGTON DEPOT
78		4		1084380.98	14610.78	0.4091			0	BERKELEY
79		3		286686.42	6831.73	0.2845			100	BOSTON

	121	122	123	124	125	126	127	128	129	130
KEY	State	Postal Code	Property Type	Occupancy	Sales Price	Original Appraised Property Value	Original Property Valuation Type	Original Property Valuation Date	Original Automated Valuation Model (AVM) Model Name	Original AVM Confidence Score
1	CA	94027	1	1		5350000.00	3	20110606
2	NY	10964	1	1		2250000.00	3	20111217
3	CA	94941	13	3		915000.00	3	20111003
4	CA	92037	1	1	2685000.00	2685000.00	3	20110914
5	CA	93117	15	3		1375000.00	3	20111117
6	NY	10025	2	1		1350000.00	3	20120126
7	NJ	07670	1	1	1370000.00	1400000.00	3	20120111
8	CA	95476	1	1		680000.00	3	20111122
9	MA	02467	1	1		2400000.00	3	20111205
10	CA	90024	1	1	1425000.00	1425000.00	3	20120419
11	CA	94010	1	1		2500000.00	3	20111213
12	CA	90036	1	1		1250000.00	3	20111207
13	CA	95070	1	1		3100000.00	3	20111214
14	CA	94558	1	1		1250000.00	3	20111209
15	CA	94133	13	1		2550000.00	3	20111214
16	CA	90068	1	1		2850000.00	3	20111215
17	CA	94025	1	1		2600000.00	3	20111213
18	NY	11023	1	1		2200000.00	3	20111222
19	NY	10463	6	1	1155000.00	1155000.00	3	20111216
20	CA	94022	1	1		2200000.00	3	20120125
21	CA	94024	1	1		1530000.00	3	20120126
22	MA	01742	1	1		1187500.00	3	20120210
23	NY	11023	1	1		2050000.00	3	20120117
24	CA	94115	2	1		2350000.00	3	20120103
25	CA	94960	1	1		2150000.00	3	20111223
26	CA	94070	6	1	839000.00	839000.00	3	20120118
27	NY	10038	4	1		1400000.00	3	20120130
28	NJ	07052	3	2		425000.00	3	20120112
29	NY	10128	1	1	3357500.00	3500000.00	3	20120119
30	NY	10011	4	1	1105000.00	1120000.00	3	20120103
31	CA	94025	1	1		2325000.00	3	20120106
32	MA	01778	1	1		710000.00	3	20120119
33	OR	97219	1	1		1260000.00	3	20120224
34	MA	02186	1	1	655000.00	655000.00	3	20120116
35	NY	10003	2	1	425000.00	430000.00	3	20120229
36	NY	11782	1	2	940000.00	940000.00	3	20120203
37	CA	94010	1	1		2000000.00	3	20120118
38	CA	94526	1	1	1315000.00	1315000.00	3	20120119
39	CA	94105	4	1	2515000.00	2515000.00	3	20120222
40	NY	10538	1	1		2100000.00	3	20120220
41	CA	95125	1	1	742500.00	743000.00	3	20120203
42	CT	06853	1	1	1830000.00	2075000.00	3	20120130
43	CA	95003	1	2		3200000.00	3	20120210
44	CA	94506	7	1		1300000.00	3	20120214
45	NY	11228	1	1		655000.00	3	20120207
46	CA	95006	1	1		1200000.00	3	20120203
47	CA	94010	1	1		3900000.00	3	20120210
48	MA	02025	1	1		1300000.00	3	20120203
49	CA	90807	1	1		915000.00	3	20120201
50	CA	92037	1	1	1345500.00	1345500.00	3	20120202
51	CA	90036	1	1		2150000.00	3	20120206
52	CA	90034	1	1		1839000.00	3	20111215
53	CA	90035	7	1	1460000.00	1460000.00	3	20120211
54	MA	02445	3	1	1299000.00	1300000.00	3	20120228
55	CA	94025	1	1	2499000.00	2499000.00	3	20120222
56	DC	20008	1	1	1369000.00	1370000.00	3	20120221
57	CA	90275	1	1		1550000.00	3	20120224
58	CA	92663	1	1		2300000.00	3	20120323
59	CA	92037	1	1	1950000.00	1950000.00	3	20120221
60	CA	94611	1	1		2100000.00	3	20120228
61	MA	02420	1	1	875000.00	885000.00	3	20120224
62	CA	92106	1	3	2050000.00	2050000.00	3	20120224
63	MA	01984	1	1		1200000.00	3	20120307
64	VT	05360	3	2	1100000.00	1100000.00	3	20120302
65	NY	11249	4	1	2495000.00	2500000.00	3	20120307
66	MA	02465	1	1		3300000.00	3	20120406
67	CA	92625	6	1	1435000.00	1435000.00	3	20120314
68	CA	91604	1	1	1100000.00	1100000.00	3	20120313
69	CA	94306	1	1	2425000.00	2275000.00	3	20120315
70	CT	06840	1	1	1275000.00	1275000.00	3	20120321
71	MA	02116	4	1		1750000.00	3	20120404
72	CT	06880	1	1		2450000.00	3	20120327
73	CA	90064	1	1	1040000.00	1350000.00	3	20120322
74	CA	93950	1	2	1240000.00	1240000.00	3	20120323
75	CA	92007	1	1	1425000.00	1425000.00	3	20120322
76	CA	94040	1	1	1585000.00	1585000.00	3	20120402
77	CT	06794	1	1		1300000.00	3	20120413
78	CA	94705	1	1	1502000.00	1500000.00	3	20120411
79	MA	02118	3	1	849000.00	850000.00	3	20120419

	131	132	133	134	135	136	137	138	139	140
KEY	Most Recent Property Value2	Most Recent Property Valuation Type	Most Recent Property Valuation Date	Most Recent AVM Model Name	Most Recent AVM Confidence Score	Original CLTV	Original LTV	Original Pledged Assets	Mortgage Insurance Company Name	Mortgage Insurance Percent
1						0.3037	0.3037	0	0	0
2						0.5333	0.3555	0	0	0
3						0.6000	0.6000	0	0	0
4						0.6517	0.6517	0	0	0
5						0.5694	0.5694	0	0	0
6						0.3333	0.3333	0	0	0
7						0.7299	0.7299	0	0	0
8						0.8000	0.8000	0	0	0
9						0.6541	0.5500	0	0	0
10						0.8000	0.8000	0	0	0
11						0.7000	0.6000	0	0	0
12						0.8000	0.8000	0	0	0
13						0.6000	0.4838	0	0	0
14						0.7500	0.5600	0	0	0
15						0.7843	0.7843	0	0	0
16						0.7473	0.7000	0	0	0
17						0.5192	0.3269	0	0	0
18						0.4318	0.4318	0	0	0
19						0.8000	0.8000	0	0	0
20						0.6727	0.6727	0	0	0
21						0.7500	0.6535	0	0	0
22						0.5894	0.5894	0	0	0
23						0.5439	0.5439	0	0	0
24						0.2778	0.2778	0	0	0
25						0.7906	0.7906	0	0	0
26						0.8000	0.8000	0	0	0
27						0.7142	0.7142	0	0	0
28						0.7058	0.7058	0	0	0
29						0.4467	0.4467	0	0	0
30						0.8000	0.8000	0	0	0
31						0.6322	0.5806	0	0	0
32						0.8000	0.8000	0	0	0
33						0.5714	0.5714	0	0	0
34						0.8000	0.8000	0	0	0
35						0.8000	0.8000	0	0	0
36						0.7500	0.7500	0	0	0
37						0.6400	0.6400	0	0	0
38						0.8000	0.8000	0	0	0
39						0.7745	0.7745	0	0	0
40						0.4452	0.4452	0	0	0
41						0.8000	0.8000	0	0	0
42						0.8000	0.6010	0	0	0
43						0.6100	0.6100	0	0	0
44						0.7538	0.6769	0	0	0
45						0.6366	0.6366	0	0	0
46						0.7500	0.7500	0	0	0
47						0.4487	0.2564	0	0	0
48						0.7692	0.7692	0	0	0
49						0.6557	0.6557	0	0	0
50						0.8000	0.8000	0	0	0
51						0.4651	0.4651	0	0	0
52						0.7330	0.7330	0	0	0
53						0.8000	0.8000	0	0	0
54						0.6920	0.6920	0	0	0
55						0.4001	0.4001	0	0	0
56						0.8000	0.4712	0	0	0
57						0.7283	0.7283	0	0	0
58						0.3978	0.3978	0	0	0
59						0.7435	0.6923	0	0	0
60						0.6619	0.4714	0	0	0
61						0.8000	0.8000	0	0	0
62						0.6000	0.6000	0	0	0
63						0.7500	0.7500	0	0	0
64						0.7500	0.7500	0	0	0
65						0.8000	0.8000	0	0	0
66						0.4557	0.3042	0	0	0
67						0.8000	0.8000	0	0	0
68						0.8000	0.8000	0	0	0
69						0.8000	0.4835	0	0	0
70						0.8000	0.8000	0	0	0
71						0.6387	0.5584	0	0	0
72						0.6734	0.5102	0	0	0
73						0.8000	0.8000	0	0	0
74						0.7500	0.7500	0	0	0
75						0.8000	0.8000	0	0	0
76						0.8000	0.8000	0	0	0
77						0.4423	0.4423	0	0	0
78						0.6000	0.6000	0	0	0
79						0.8000	0.8000	0	0	0

	141	142	143	144	145	146	147	148	149	150
KEY	MI: Lender or Borrower Paid?	Pool Insurance Co. Name	Pool Insurance Stop Loss %	MI Certificate Number	Updated DTI (Front-end)	Updated DTI (Back-end)	Modification Effective Payment Date	Total Capitalized Amount	Total Deferred Amount	Pre-Modification Interest (Note) Rate
1
2
3
4							4/27/2012	0	0	0.041
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19							2/24/2012	0	0	0.044
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59
60
61
62
63
64
65
66
67
68
69
70
71
72
73
74
75
76
77
78
79

	151	152	153	154	155	156	157	158	159	160
KEY	Pre-Modification P&I Payment	Pre-Modification Initial Interest Rate Change Downward Cap	Pre-Modification Subsequent Interest Rate Cap	Pre-Modification Next Interest Rate Change Date	Pre-Modification I/O Term	Forgiven Principal Amount	Forgiven Interest Amount	Number of Modifications	Cash To/From Brrw at Closing	Brrw - Yrs at in Industry
1									25553.83	11
2									1720.47	20
3									-98420.05	33
4	8455.97				0	0	0	1	3429	1
5									-7458.92	37
6									-5424.64	12
7									-255793.69	15
8									-406	40
9									86744.77	34
10									416.19	30
11									35582.16	14
12									42.05	15
13									0	11
14									305.27	28
15									0	30
16									854.53	14
17									0	16
18									-27723.79	15
19	4627.04				0	0	0	1	-141919.73	10
20									304980.08	21
21									304980.08	13
22									695925.48	14
23									-11672.77	16
24									-21060.27	25
25									-9101.04	10
26									968.27	25
27									-15922.85	17
28									-34655.78	0
29									-1619176.7	20
30									-186268.33	8
31									25	12
32									-48101.97
33									-101.48	40
34									-105040.16	10
35									-46495.68	10
36									-200641.95	0
37									4.78	10
38									-242240
39									-358510.39	30
40									-7076.28	10
41									1411.01	14
42									-570654.14	11
43									-7773.46
44									420.44	8
45									22657.73	10
46									-5229.4	13
47									0	25
48									-13515.11	17
49									157.71	0
50									2000	0
51									0	8
52									69135.93	9
53									1079.11	19
54									-347119.9	12
55									-1416195.07	5
56									-227023.14	6
57									-4956.17	15
58									7407.76	22
59									443.15	18
60									-6468.16	13
61									-94318.33	5
62									-774561.55
63									-195111.73	24
64									-196294.93	14
65									-380498.7	8
66									-1786.31	25
67									-260012.81	5
68									22128.52	5
69									3243.35	18
70									-139538.96	10
71									408.93	12
72									-433900.45	21
73									-200895.66	11
74									0	0
75									-293332.01	32
76									3165.1	14
77									6234.64	40
78									1357.3	18
79									-140037.99	3

	161	162	163	164	165	166	167	168	169	170
KEY	CoBrrw - Yrs at in Industry	Junior Mortgage Drawn Amount	Maturity Date	Primary Borrower Wage Income (Salary)	Primary Borrower Wage Income (Bonus)	Primary Borrower Wage Income (Commission)	Co-Borrower Wage Income (Salary)	Co-Borrower Wage Income (Bonus)	Co-Borrower Wage Income (Commission)	Originator Doc Code
1		0	20410801	0.00	0.00	0.00				Full
2		400000	20420401	0.00	0.00	0.00				Full
3		0	20411201	25546.00	0.00	0.00	0.00	0.00	0.00	Full
4	0	0	20411001	57083.34	0.00	0.00	0.00	0.00	0.00	Full
5		0	20420101	0.00	0.00	0.00	0.00	0.00	0.00	Full
6		0	20420601	0.00	0.00	0.00	0.00	0.00	0.00	Full
7		0	20420301	30833.00	0.00	0.00				Full
8		0	20420501	0.00	0.00	0.00	0.00	0.00	0.00	Full
9	20	250000	20420301	19230.77	0.00	0.00	29727.61	0.00	0.00	Full
10	30	0	20420601	0.00	0.00	0.00	0.00	0.00	0.00	Full
11		250000	20420301	96986.00	0.00	0.00				Full
12		0	20420301	50000.00	0.00	0.00				Full
13		360000	20420301	40015.00	0.00	0.00	0.00	0.00	0.00	Full
14		237500	20420401	0.00	0.00	0.00	0.00	0.00	0.00	Full
15		0	20420301	0.00	0.00	0.00	0.00	0.00	0.00	Full
16		135000	20420401	0.00	0.00	0.00	0.00	0.00	0.00	Full
17	3	500000	20420201	15416.66	24375.00	0.00	0.00	0.00	0.00	Full
18		0	20420401	23001.00	0.00	0.00	0.00	0.00	0.00	Full
19		0	20420201	0.00	0.00	0.00				Full
20	11	0	20420301	17191.20	0.00	0.00	9500.02	0.00	0.00	Full
21	11	58522.3	20420301	18147.78	0.00	0.00	1891.83	0.00	0.00	Full
22		0	20420401	0.00	0.00	0.00				Full
23	35	0	20420401	0.00	0.00	0.00	0.00	0.00	0.00	Full
24		0	20420301	0.00	0.00	0.00				Full
25	0	0	20420201	33333.34	20000.00	0.00	0.00	0.00	0.00	Full
26	6	0	20420301	10953.26	0.00	0.00	10625.84	0.00	0.00	Full
27	17	0	20420401	0.00	0.00	0.00	0.00	0.00	0.00	Full
28		0	20420401	6161.67	0.00	0.00	2311.16	0.00	0.00	Full
29	14	0	20420401	0.00	0.00	0.00	0.00	0.00	0.00	Full
30		0	20420401	0.00	0.00	0.00				Full
31	8	120000	20420301	36000.00	0.00	0.00	0.00	0.00	0.00	Full
32		0	20420301	29166.67	0.00	0.00	0.00	0.00	0.00	Full
33	5	0	20420401	0.00	0.00	0.00	0.00	0.00	0.00	Full
34	10	0	20420301	0.00	0.00	0.00	0.00	0.00	0.00	Full
35		0	20420601	7965.34	0.00	0.00				Full
36		0	20420401	0.00	0.00	0.00				Full
37	11	0	20420301	43352.00	0.00	0.00	12434.00	0.00	0.00	Full
38		0	20420301	0.00	0.00	0.00				Full
39		0	20420401	0.00	0.00	0.00	0.00	0.00	0.00	Full
40	15	0	20420501	0.00	0.00	0.00	0.00	0.00	0.00	Full
41	12	0	20420301	11000.21	0.00	0.00	4551.89	0.00	0.00	Full
42	1	364000	20420401	0.00	0.00	0.00	0.00	0.00	0.00	Full
43		0	20420401	0.00	0.00	0.00	0.00	0.00	0.00	Full
44		100000	20420401	19025.22	0.00	0.00	0.00	0.00	0.00	Full
45		0	20420501	0.00	0.00	0.00	0.00	0.00	0.00	Full
46		0	20420401	0.00	0.00	0.00				Full
47		750000	20420401	4727.33	0.00	0.00	44144.00	0.00	0.00	Full
48	12	0	20420501	13333.33	0.00	19303.25	0.00	0.00	0.00	Full
49		0	20420301	0.00	0.00	0.00				Full
50		0	20420301	97361.00	0.00	0.00				Full
51	6	0	20420501	0.00	0.00	0.00	0.00	0.00	0.00	Full
52	5	0	20420401	0.00	0.00	0.00	0.00	0.00	0.00	Full
53		0	20420501	18923.50	0.00	0.00	0.00	0.00	0.00	Full
54	8	0	20420601	0.00	0.00	0.00	0.00	0.00	0.00	Full
55	5	0	20420401	0.00	0.00	0.00	0.00	0.00	0.00	Full
56	5	450000	20420401	10416.00	0.00	0.00	6991.87	0.00	0.00	Full
57		0	20420401	24847.87	0.00	0.00	0.00	0.00	0.00	Full
58		0	20420501	0.00	0.00	0.00				Full
59		100000	20420401	0.00	0.00	0.00	0.00	0.00	0.00	Full
60	16	400000	20420401	17085.34	0.00	0.00	17035.45	0.00	0.00	Full
61		0	20420401	17916.00	0.00	0.00				Full
62		0	20420401	0.00	0.00	0.00				Full
63	22	0	20420501	0.00	0.00	0.00	0.00	0.00	0.00	Full
64		0	20420401	0.00	0.00	0.00				Full
65		0	20420601	152092.37	0.00	0.00				Full
66	25	500000	20420601	0.00	0.00	0.00	0.00	0.00	0.00	Full
67		0	20420501	0.00	0.00	0.00	0.00	0.00	0.00	Full
68	26	0	20420501	20208.00	0.00	0.00	20194.00	0.00	0.00	Full
69	19	720000	20420501	0.00	0.00	0.00	0.00	0.00	0.00	Full
70	11	0	20420501	0.00	0.00	0.00	0.00	0.00	0.00	Full
71	3	140500	20420501	0.00	0.00	0.00	0.00	0.00	0.00	Full
72		400000	20420501	166667.00	0.00	0.00	0.00	0.00	0.00	Full
73		0	20420501	0.00	0.00	0.00	0.00	0.00	0.00	Full
74	12	0	20420501	31788.18	0.00	0.00	0.00	0.00	0.00	Full
75	27	0	20420601	0.00	0.00	0.00	0.00	0.00	0.00	Full
76	14	0	20420501	11715.77	0.00	0.00	9583.32	0.00	0.00	Full
77		0	20420601	0.00	0.00	0.00	0.00	0.00	0.00	Full
78		0	20420501	0.00	0.00	0.00	0.00	0.00	0.00	Full
79		0	20420601	14166.00	9846.79	0.00				Full

	171	172
KEY	RWT Income Verification	RWT Asset Verification
1	2 Years	1 Month
2	2 Years	2 Months
3	2 Years	1 Month
4	2 Years	1 Month
5	2 Years	1 Month
6	2 Years	2 Months
7	2 Years	2 Months
8	2 Years	2 Months
9	2 Years	2 Months
10	2 Years	2 Months
11	2 Years	2 Months
12	2 Years	1 Month
13	2 Years	2 Months
14	2 Years	2 Months
15	2 Years	1 Month
16	2 Years	2 Months
17	2 Years	2 Months
18	2 Years	2 Months
19	2 Years	2 Months
20	2 Years	1 Month
21	2 Years	2 Months
22	2 Years	2 Months
23	2 Years	2 Months
24	2 Years	2 Months
25	2 Years	1 Month
26	2 Years	1 Month
27	2 Years	2 Months
28	2 Years	2 Months
29	2 Years	2 Months
30	2 Years	2 Months
31	2 Years	1 Month
32	2 Years	1 Month
33	2 Years	2 Months
34	2 Years	2 Months
35	2 Years	1 Month
36	2 Years	2 Months
37	2 Years	2 Months
38	2 Years	2 Months
39	2 Years	2 Months
40	2 Years	2 Months
41	2 Years	1 Month
42	2 Years	2 Months
43	2 Years	2 Months
44	2 Years	1 Month
45	2 Years	2 Months
46	2 Years	2 Months
47	2 Years	2 Months
48	2 Years	1 Month
49	2 Years	2 Months
50	2 Years	1 Month
51	2 Years	2 Months
52	2 Years	2 Months
53	2 Years	1 Month
54	2 Years	2 Months
55	2 Years	2 Months
56	2 Years	1 Month
57	2 Years	1 Month
58	2 Years	2 Months
59	2 Years	2 Months
60	2 Years	1 Month
61	2 Years	2 Months
62	2 Years	2 Months
63	2 Years	2 Months
64	2 Years	2 Months
65	2 Years	1 Month
66	2 Years	2 Months
67	2 Years	2 Months
68	2 Years	2 Months
69	2 Years	2 Months
70	2 Years	2 Months
71	2 Years	2 Months
72	2 Years	1 Month
73	2 Years	2 Months
74	2 Years	1 Month
75	2 Years	2 Months
76	2 Years	1 Month
77	2 Years	2 Months
78	2 Years	2 Months
79	2 Years	1 Month

ASF RMBS DISCLOSURE PACKAGE

The American Securitization Forum is a broad-based professional forum through which participants in the U.S. securitization market advocate their common interests on important legal, regulatory and market practice issues. ASF members include over 380 firms, including issuers, investors, servicers, financial intermediaries, rating agencies, financial guarantors, legal and accounting firms, and other professional organizations involved in securitization transactions. The ASF also provides information, education and training on a range of securitization market issues and topics through industry conferences, seminars and similar initiatives. For more information about ASF, its members and activities, please go to www.americansecuritization.com.
Field Number	Field Name	Field Description	Type of Field	Data Type	Sample Data	Format	When Applicable?	Valid Values	Proposed Unique Coding	Notes
1	Primary Servicer	The MERS Organization ID of the company that has or will have the right to service the loan.	General Information	Numeric – Integer	2351805	9(7)	Always	”9999999” if Unknown
2	Servicing Fee—Percentage	Aggregate monthly fee paid to all servicers, stated in decimal form.	General Information	Numeric - Decimal	0.0025	9.999999	Loans without flat-dollar servicing fees	>= 0 and < 1		Must be populated if Field 3 is Null
3	Servicing Fee—Flat-dollar	Aggregate monthly fee paid to all servicers, stated as a dollar amount.	General Information	Numeric – Decimal	7.5	9(3).99	Loans with flat-dollar servicing fees	>= 0 and <= 999		Must be populated if 2 is Null
4	Servicing Advance Methodology	The manner in which principal and/or interest are to be advanced by the servicer.	General Information	Numeric – Integer	2	99	Always	See Coding	1 = Scheduled Interest, Scheduled Principal 2 = Actual Interest, Actual Principal 3 = Scheduled Interest, Actual Principal 99 = Unknown
5	Originator	The MERS Organization ID of the entity that lends funds to the borrower and, in return, places a lien on the mortgage property as collateral.	General Information	Numeric – Integer	5938671	9(7)	Always	”9999999” if Unknown
6	Loan Group	Indicates the collateral group number in which the loan falls (for structures with multiple collateral groups). Use “1” if there is only one loan group.	General Information	Text	1A	XXXX	Always	“UNK” if Unknown
7	Loan Number	Unique National Mortgage Loan ID Number (Vendor TBD).	General Information	Numeric – Integer	TBD	TBD	Always	TBD		Details to be provided by Vendor
8	Amortization Type	Indicates whether the loan’s interest rate is fixed or adjustable (Hybrid ARMs are adjustable).	Loan Type	Numeric – Integer	2	99	Always	See Coding	1 = Fixed 2 = Adjustable 99 = Unknown
9	Lien Position	A number indicating the loan’s lien position (1 = first lien, etc.).	Loan Type	Numeric – Integer	1	99	Always	>0	99 = Unknown
10	HELOC Indicator	Indicates whether the loan is a home equity line of credit.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
11	Loan Purpose	Indicates the purpose of the loan.	Loan Type	Numeric – Integer	9	99	Always	See Coding	See Appendix A
12	Cash Out Amount	Cash Out Amount: [New Loan] – [PIF Prior First Lien] – [Payoff of all Seasoned Seconds] – [Closing Costs] – [Prepays] For delayed purchases (refinances on homes purchased < 12 months prior to the mortgage application) with cash) Cash Out Amount = 0.	Loan Type	Numeric – Decimal	72476.5	9(10).99	Always	>= 0

13	Total Origination and Discount Points (in dollars)	Amount paid to the lender to increase the lender’s effective yield and, in the case of discount points, to reduce the interest rate paid by the borrower.	Loan Type	Numeric – Decimal	5250	9(10).99	Always	>= 0		Typically Lines 801 and 802 of HUD Settlement Statement
14	Covered/High Cost Loan Indicator	Indicates whether the loan is categorized as “high cost” or “covered” according to state or federal statutes or regulations.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
15	Relocation Loan Indicator	Indicates whether the loan is part of a corporate relocation program.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
16	Broker Indicator	Indicates whether a broker took the application.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
17	Channel	Code indicating the source (channel) from which the Issuer obtained the mortgage loan.	Loan Type	Numeric – Integer	2	99	Always	See Coding	1 = Retail 2 = Broker 3 = Correspondent Bulk 4 = Correspondent Flow with delegated underwriting 5 = Correspondent Flow without delegated underwriting 99 = Unknown
18	Escrow Indicator	Indicates whether various homeownership expenses are paid by the borrower directly or through an escrow account (as of securitization cut-off date).	Loan Type	Numeric – Integer	3	99	Always	See Coding	0 = No Escrows 1 = Taxes 2 = Insurance 3 = HOA dues 4 = Taxes and Insurance 5 = All 99 =Unknown
19	Senior Loan Amount(s)	For non-first mortgages, the sum of the balances of all associated senior mortgages at the time of origination of the subordinate lien.	Mortgage Lien Info	Numeric – Decimal	611004.25	9(10).99	If Lien Position > 1	>= 0
20	Loan Type of Most Senior Lien	For non-first mortgages, indicates whether the associated first mortgage is a Fixed, ARM, Hybrid, or negative amortization loan.	Mortgage Lien Info	Numeric – Integer	2	99	If Lien Position > 1	See Coding	1 = Fixed Rate 2 = ARM 3 = Hybrid 4 = Neg Am 99 = Unknown
21	Hybrid Period of Most Senior Lien (in months)	For non-first mortgages where the associated first mortgage is a hybrid ARM, the number of months remaining in the initial fixed interest rate period for the hybrid first mortgage.	Mortgage Lien Info	Numeric – Integer	23	999	If Lien Position > 1	>= 0
							AND the most senior lien is a hybrid ARM (see Field 20)
22	Neg Am Limit of Most Senior Lien	For non-first mortgages where the associated first mortgage features negative amortization, the maximum percentage by which the negatively amortizing balance may increase (expressed as a proportion of the senior lien’s original balance).	Mortgage Lien Info	Numeric – Decimal	1.25	9.999999	If Lien Position > 1 AND the senior lien is Neg Am (see Field 20)	>= 1 and <= 2
23	Junior Mortgage Balance	For first mortgages with subordinate liens at the time of origination, the combined balance of the subordinate liens (if known).	Mortgage Lien Info	Numeric – Decimal	51775.12	9(10).99	If Lien Position = 1 and there is a 2nd lien on the subject property	>= 0		Subject to Regulatory Confirmation
24	Origination Date of Most Senior Lien	For non-first mortgages, the origination date of the associated first mortgage.	Mortgage Lien Info	Date	20090914	YYYYMMDD	If Lien Position > 1 and there is a 2nd lien on the subject property	“19010101” if unknown
25	Origination Date	The date of the Mortgage Note and Mortgage/Deed of Trust	Loan Term and Amortization Type	Date	20090914	YYYYMMDD	Always	“19010101” if unknown
26	Original Loan Amount	The dollar amount of the mortgage loan, as specified on the mortgage note at the time of the loan’s origination. For HELOCs, the maximum available line of credit.	Loan Term and Amortization Type	Numeric – Decimal	150000	9(10).99	Always	>0
27	Original Interest Rate	The original note rate as indicated on the mortgage note.	Loan Term and Amortization Type	Numeric – Decimal	0.0475	9.999999	Always	> 0 and <= 1
28	Original Amortization Term	The number of months in which the loan would be retired if the amortizing principal and interest payment were to be paid each month.	Loan Term and Amortization Type	Numeric – Integer	360	999	Always	>= 60
29	Original Term to Maturity	The initial number of months between loan origination and the loan maturity date, as specified on the mortgage note.	Loan Term and Amortization Type	Numeric – Integer	60	999	Always	>0	N/A
30	First Payment Date of Loan	The date of the first scheduled mortgage payment to be made by the borrower as specified on the mortgage note.	Loan Term and Amortization Type	Date	20090914	YYYYMMDD	Always	“19010101” if unknown	N/A
31	Interest Type Indicator	Indicates whether the interest rate calculation method is simple or actuarial.	Loan Term and Amortization Type	Numeric – Integer	2	99	Always	See Coding	1= Simple 2 = Actuarial 99 = Unknown
32	Original Interest Only Term	Original interest-only term for a loan in months (including NegAm Loans).	Loan Term and Amortization Type	Numeric – Integer	60	999	Always	>= 0 and <= 240 Unknown = Blank; No Interest Only Term = 0
33	Buy Down Period	The total number of months during which any buy down is in effect, representing the accumulation of all buy down periods.	Loan Term and Amortization Type	Numeric – Integer	65	999	Always	>= 0 and <= 100 Unknown = Blank; No Buy Down = 0
34	HELOC Draw Period	The original number of months during which the borrower may draw funds against the HELOC account.	Loan Term and Amortization Type	Numeric – Integer	24	999	HELOCs Only	>= 12 and <= 120
35	Scheduled Loan Amount	Mortgage loan scheduled principal balance as of cut-off date. For HELOCs, the current drawn amount.	Loan Term and Amortization Type	Numeric – Decimal	248951.19	9(10).99	Always	>= 0
36	Current Interest Rate	The interest rate used to calculate the current P&I or I/O payment.	Loan Term and Amortization Type	Numeric – Decimal	0.05875	9.999999	Always	> 0 and <= 1
37	Current Payment Amount Due	Next Total Payment due to be collected (including principal, interest or both—but Exclude Escrow Amounts).	Loan Term and Amortization Type	Numeric – Decimal	1250.15	9(10).99	Always	> 0
38	Scheduled Interest Paid Through Date		Loan Term and Amortization Type	Date	20090429	YYYYMMDD	Always	“19010101” if unknown
39	Current Payment Status	Number of payments the borrower is past due as of the securitization cut-off date.	Loan Term and Amortization Type	Numeric – Integer	3	99	Always	>= 0
40	Index Type	Specifies the type of index to be used to determine the interest rate at each adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	18	99	ARMs Only	See Coding	See Appendix B
41	ARM Look-back Days	The number of days prior to the interest rate adjustment date to retrieve the index value.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	45	99	ARMs Only	>= 0 to <=99
42	Gross Margin	The percentage stated on the mortgage note representing the spread between the ARM Index value and the mortgage interest rate. The gross mortgage margin is added to the index value to establish a new gross interest rate in the manner prescribed on the mortgage note.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.03	9.999999	ARMs Only	>0 and <= 1
43	ARM Round Flag	An indicator of whether an adjusted interest rate is rounded to the next higher ARM round factor, to the next lower round factor, or to the nearest round factor.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	3	9	ARMs Only	See Coding	0 = No Rounding 1 = Up 2 = Down 3 = Nearest 99=Unknown
44	ARM Round Factor	The percentage to which an adjusted interest rate is to be rounded.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.0025 or 0.00125	9.999999	ARMs Only Where ARM Round Flag = 1, 2, or 3	>= 0 and < 1
45	Initial Fixed Rate Period	For hybrid ARMs, the period between the first payment date of the mortgage and the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	60	999	Hybrid ARMs Only	>= 1 to <=240
46	Initial Interest Rate Cap (Change Up)	The maximum percentage by which the mortgage note rate may increase at the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
47	Initial Interest Rate Cap (Change Down)	The maximum percentage by which the mortgage note rate may decrease at the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
48	Subsequent Interest Rate Reset Period	The number of months between subsequent rate adjustments.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	60	999	ARMs Only	>=0 and <= 120		0 = Loan does not adjust after initial reset
49	Subsequent Interest Rate (Change Down)	The maximum percentage by which the interest rate may decrease at each rate adjustment date after the initial adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
50	Subsequent Interest Rate Cap (Change Up)	The maximum percentage by which the interest rate may increase at each rate adjustment date after the initial adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
51	Lifetime Maximum Rate (Ceiling)	The maximum interest rate that can be in effect during the life of the loan.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.125	9.999999	ARMs Only	>= 0 and <= 1		=1 if no ceiling specified

52	Lifetime Minimum Rate (Floor)	The minimum interest rate that can be in effect during the life of the loan.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.015	9.999999	ARMs Only	>= 0 and <= 1		If no floor is specified enter the greater of the margin or 0.
53	Negative Amortization Limit	The maximum amount of negative amortization allowed before recast is required. (Expressed as a percentage of the original unpaid principal balance.)	Negative Amortization	Numeric – Decimal	1.25	9.999999	Negatively Amortizing ARMs Only	>=0, and <2
54	Initial Negative Amortization Recast Period	The number of months in which the payment is required to recast if the loan does not reach the prescribed maximum balance earlier.	Negative Amortization	Numeric – Integer	60	999	Negatively Amortizing ARMs Only	>=0
55	Subsequent Negative Amortization Recast Period	The number of months after which the payment is required to recast AFTER the first recast period.	Negative Amortization	Numeric – Integer	48	999	Negatively Amortizing ARMs Only	>=0
56	Initial Fixed Payment Period	Number of months after origination during which the payment is fixed.	Negative Amortization	Numeric – Integer	60	999	Negatively Amortizing Hybrid ARMs Only	>= 0 to <=120
57	Subsequent Payment Reset Period	Number of months between payment adjustments after first payment reset.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
58	Initial Periodic Payment Cap	The maximum percentage by which a payment can change (increase or decrease) in the first period.	Negative Amortization	Numeric – Decimal	0.075	9.999999	Negatively Amortizing ARMs Only	>= 0 and < 1
59	Subsequent Periodic Payment Cap	The maximum percentage by which a payment can change (increase or decrease) in one period after the initial cap.	Negative Amortization	Numeric – Decimal	0.075	9.999999	Negatively Amortizing ARMs Only	>= 0 and < 1
60	Initial Minimum Payment Reset Period	The maximum number of months a borrower can initially pay the minimum payment before a new minimum payment is determined.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
61	Subsequent Minimum Payment Reset Period	The maximum number of months (after the initial period) a borrower can pay the minimum payment before a new minimum payment is determined after the initial period.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
62	Option ARM Indicator	An indicator of whether the loan is an Option ARM.	Negative Amortization	Numeric – Integer	1	99	ARMs Only	See Coding	0 = No 1 = Yes 99 = Unknown
63	Options at Recast	The means of computing the lowest monthly payment available to the borrower after recast.	Option ARM	Numeric – Integer	2	99	Option ARMs Only	N/A	1= Fully amortizing 30 year 2= Fully amortizing 15 year 3=Fully amortizing 40 year 4 = Interest-Only 5 = Minimum Payment 99= Unknown
64	Initial Minimum Payment	The initial minimum payment the borrower is permitted to make.	Option ARM	Numeric – Decimal	879.52	99	Option ARMs Only	>=0
65	Current Minimum Payment	Current Minimum Payment (in dollars).	Negative Amortization	Numeric – Decimal	250	9(10).99	Option ARMs Only	>= 0
66	Prepayment Penalty Calculation	A description of how the prepayment penalty would be calculated during each phase of the prepayment penalty term.	Prepayment Penalties	Numeric – Integer	12	99	Always	See Coding	See Appendix C
67	Prepayment Penalty Type	• Hard: The prepayment penalty is incurred regardless of the reason the loan is prepaid in full. • Hybrid: The prepayment penalty can be characterized as hard for a certain amount of time and as soft during another period.	Prepayment Penalties	Numeric – Integer	1	99	All loans with Prepayment Penalties (i.e., loans for which Field 66 = something other than “0”)	See Coding	1 = Hard 2 = Soft 3 = Hybrid 99 = Unknown
68	Prepayment Penalty Total Term	The total number of months that the prepayment penalty may be in effect.	Prepayment Penalties	Numeric – Integer	60	999	All loans with Prepayment Penalties (i.e., loans for which Field 66 = something other than “0”)	>0 to <=120
69	Prepayment Penalty Hard Term	For hybrid prepayment penalties, the number of months during which a “hard” prepayment penalty applies.	Prepayment Penalties	Numeric – Integer	12	999	Loans with Hybrid Prepayment Penalties (i.e., loans for which Field 67 = “3”)	>= 0 to <=120
70	Primary Borrower ID	A lender-generated ID number for the primary borrower on the mortgage	Borrower	Numeric—Integer	123456789	999999999	Always	>0		Used to identify the number of times a single borrower appears in a given deal.
71	Number of Mortgaged Properties	The number of residential properties owned by the borrower that currently secure mortgage loans.	Borrower	Numeric – Integer	1	99	Always	> 0
72	Total Number of Borrowers	The number of Borrowers who are obligated to repay the mortgage note.	Borrower	Numeric – Integers	2	99	Always	> 0
73	Self-employment Flag	An indicator of whether the primary borrower is self-employed.	Borrower	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
74	Current ‘Other’ Monthly Payment	The aggregate of all payments pertaining to the subject property other than principal and interest (includes common charges, condo fees, T&I, HOA, etc.), whether escrowed or not.	Loan Term and Amortization Type	Numeric – Decimal	1789.25	9(10).99	Always	> 0
75	Length of Employment: Borrower	The number of years of service with the borrower’s current employer as of the date of the loan.	Borrower Qualification	Numeric – Decimal	3.5	99.99	Always	>=0	99 = Retired, None employment income soure (social security, trust income, dividends, etc.)
76	Length of Employment: Co-Borrower	The number of years of service with the co-borrower’s current employer as of the date of the loan.	Borrower Qualification	Numeric – Decimal	3.5	99.99	If “Total Number of Borrowers” > 1	>= 0	99 = Retired, None employment income soure (social security, trust income, dividends, etc.)
77	Years in Home	Length of time that the borrower has been at current address.	Borrower Qualification	Numeric – Decimal	14.5	99.99	Refinances of Primary Residences Only (Loan Purpose = 1, 2, 3, 4, 8 or 9)	> 0
78	FICO Model Used	Indicates whether the FICO score was calculated using the Classic, Classic 08, or Next Generation model.	Borrower Qualification	Numeric – Integer	1	99	If a FICO score was obtained	See Coding	1 = Classic 2 = Classic 08 3 = Next Generation 99 = Unknown
79	Most Recent FICO Date	Specifies the date on which the most recent FICO score was obtained	Borrower Qualification	Date	20090914	YYYYMMDD	If a FICO score was obtained	“19010101” if unknown		Issuers unable to Provide may Rep and Warrant that the FICO score used for underwriting was not more than 4 months old at the date of issuance.
80	Primary Wage Earner Original FICO: Equifax	Equifax FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
81	Primary Wage Earner Original FICO: Experian	Experian FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
82	Primary Wage Earner Original FICO: TransUnion	TransUnion FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
83	Secondary Wage Earner Original FICO: Equifax	Equifax FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
84	Secondary Wage Earner Original FICO: Experian	Experian FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
85	Secondary Wage Earner Original FICO: TransUnion	TransUnion FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
86	Most Recent Primary Borrower FICO	Most Recent Primary Borrower FICO score used by the lender to approve the loan.	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
87	Most Recent Co-Borrower FICO	Most Recent Co-Borrower FICO score used by the lender to approve the loan.	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
88	Most Recent FICO Method	Number of credit repositories used to update the FICO Score.	Borrower Qualification	Numeric – Integer	2	9	If a FICO score was obtained	>0
89	VantageScore: Primary Borrower	Credit Score for the Primary Borrower used to approve the loan and obtained using the Vantage credit evaluation model.	Borrower Qualification	Numeric – Integer	720	9999	If a Vantage Credit Score was obtained	>= 501 and <= 990
90	VantageScore: Co-Borrower	Credit Score for the Co-borrower used to approve the loan and obtained using the Vantage credit evaluation model.	Borrower Qualification	Numeric – Integer	720	9999	If a VantageScore was obtained AND “Total Number of Borrowers” > 1	>= 501 and <= 990
91	Most Recent VantageScore Method	Number of credit repositories used to update the Vantage Score.	Borrower Qualification	Numeric – Integer	2	9	If a Vantage Credit Score was obtained	>0
92	VantageScore Date	Date Vantage Credit Score was obtained.	Borrower Qualification	Date	20090914	YYYYMMDD	If a Vantage Credit Score was obtained	“19010101” if unknown
93	Credit Report: Longest Trade Line	The length of time in months that the oldest active trade line, installment or revolving, has been outstanding. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Integer	999	999	Always	> =0		Subject to Regulatory Confirmation
94	Credit Report: Maximum Trade Line	The dollar amount for the trade line, installment or revolving, with the largest unpaid balance. For revolving lines of credit, e.g. credit card, the dollar amount reported should reflect the maximum amount of credit available under the credit line whether used or not. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Decimal	339420.19	9(10).99	Always	>=0		Subject to Regulatory Confirmation
95	Credit Report: Number of Trade Lines	A count of non-derogatory, currently open and active, consumer trade lines (installment or revolving) for the borrower. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Integer	57	999	Always	>=0		Subject to Regulatory Confirmation
96	Credit Line Usage Ratio	Sum of credit balances divided by sum of total open credit available.	Borrower Qualification	Numeric – Decimal	0.27	9.999999	Always	>= 0 and <= 1		Subject to Regulatory Confirmation
97	Most Recent 12-month Pay History	String indicating the payment status per month listed from oldest to most recent.	Borrower Qualification	Text	77X123200001	X(12)	Always	See Coding	0 = Current 1 = 30-59 days delinquent 2 = 60-89 days delinquent 3 = 90-119 days delinquent 4 = 120+ days delinquent 5 = Foreclosure 6 = REO 7 = Loan did not exist in period X = Unavailable
98	Months Bankruptcy	Number of months since any borrower was discharged from bankruptcy. (Issuers unable to provide this information may rep and warrant that at least x years—as specified in the loan program—have passed since most recent discharge from bankruptcy.)	Borrower Qualification	Numeric – Integer	12	999	If Borrower has ever been in Bankruptcy	>= 0		Blank = Borrower is not known to have been in bankruptcy
99	Months Foreclosure	Number of months since foreclosure sale date. (Issuers unable to provide this information may rep and warrant that at least x years—as specified in the loan program— have passed since most recent foreclosure.)	Borrower Qualification	Numeric – Integer	12	999	If Borrower has ever been in Foreclosure	>= 0		Blank = Borrower is not known to have been in foreclosure
100	Primary Borrower Wage Income	Monthly base wage income for primary borrower.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
101	Co-Borrower Wage Income	Monthly base wage income for all other borrowers.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	If “Total Number of Borrowers” > 1	>= 0
102	Primary Borrower Other Income	Monthly Other (non-wage) income for primary borrower. (This figure should include net rental income and be reduced by any net rental loss.)	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
103	Co-Borrower Other Income	Monthly Other (non-wage) income for all other borrowers. (This figure should include net rental income and be reduced by any net rental loss.)	Borrower Qualification	Numeric – Decimal	9000	9(9).99	If “Total Number of Borrowers” > 1	>= 0
104	All Borrower Wage Income	Monthly income of all borrowers derived from base salary only.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
105	All Borrower Total Income	Monthly income of all borrowers derived from base salary, commission, tips and gratuities, overtime and bonuses, part-time or second-job earnings, alimony, child support, interest and dividend income, notes receivable, trust income, net rental income, retirement income, social security, veterans income, military income, foster care income, and self-employed income.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
106	4506-T Indicator	A yes/no indicator of whether a Transcript of Tax Return (received pursuant to the filing of IRS Form 4506-T) was obtained and considered.	Borrower Qualification	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
107	Borrower Income Verification Level	A code indicating the extent to which the borrower’s income has been verified: Level 4 Income Verification = [W-2 (Prev. Yr.) OR TAX RETURNS* (Prev. Yr.)] AND PAY STUBS (YTD (at least one month)–if salaried) Level 5 Income Verification = 24 months income verification (W-2s, pay stubs, bank statements and/or tax returns**)	Borrower Qualification	Numeric – Integer	1	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, “Level 4” Verified (as defined) 5 = Stated, “Level 5” Verified (as defined)
*For self-employed borrowers: Level 4 Income Verification:
• 2 Years Tax Returns
• Self-prepared tax returns (regardless of 4506 and tax transcripts)

** For self-employed borrowers: Level 5 Income Verification:
• 2 Years tax returns
• Tax returns prepared and not executed by a CPA, with
o CPA name & phone number shown on the Preparer section of the tax return
o Executed 4506 and tax transcripts (matching returns in file)
		• Tax returns prepared and executed by a CPA (regardless of 4506 and tax transcripts)
108	Co-Borrower Income Verification	A code indicating the extent to which the co-borrower’s income has been verified: Level 4 Income Verification = [W-2 (Prev. Yr.) OR TAX RETURNS* (Prev. Yr.)] AND PAY STUBS (YTD (at least one month)–if salaried) Level 5 Income Verification = 24 months income verification (W-2s, pay stubs, bank statements and/or tax returns**)	Borrower Qualification	Numeric – Integer	2	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, “Level 4” Verified (as defined) 5 = Stated, “Level 5” Verified (as defined)
*For self-employed borrowers:  Level 4 Income Verification:
• 2 Years Tax Returns
• Self-prepared tax returns (regardless of 4506 and tax transcripts)

** For self-employed borrowers: Level 5 Income Verification:
• 2 Years tax returns
• Tax returns prepared and not executed by a CPA, with
          o CPA name & phone number shown on the Preparer section of the tax return
          o Executed 4506 and tax transcripts (matching returns in file)
		• Tax returns prepared and executed by a CPA (regardless of 4506 and tax transcripts)
109	Borrower Employment Verification	A code indicating the extent to which the primary borrower’s employment has been verified: Level 3 Verified = Direct Independent Verification with a third party of the borrower’s current employment.	Borrower Qualification	Numeric – Integer	2	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, Level 3 Verified (as defined)
110	Co-Borrower Employment Verification	A code indicating the extent to which the co-borrower’s employment has been verified: Level 3 Verified = Direct Independent Verification with a third party of the co-borrower’s current employment.	Borrower Qualification	Numeric – Integer	1	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, Level 3 Verified (as defined)
111	Borrower Asset Verification	A code indicating the extent to which the primary borrower’s assets used to qualify the loan have been verified: Level 4 Verified = 2 months of bank statements/balance documentation (written or electronic) for liquid assets (or gift letter).	Borrower Qualification	Numeric – Integer	3	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, Level 4 Verified (as defined)
112	Co-Borrower Asset Verification	A code indicating the extent to which the co-borrower’s assets used to qualify the loan have been verified: Level 4 = 2 months of bank statements/balance documentation (written or electronic) for liquid assets (or gift letter).	Borrower Qualification	Numeric – Integer	2	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, Level 4 Verified (as defined)
113	Liquid / Cash Reserves	The actual dollar amount of remaining verified liquid assets after settlement. (This should not include cash out amount of subject loan.)	Borrower Qualification	Numeric – Decimal	3242.76	9(9).99	Always	>= 0
114	Monthly Debt All Borrowers	The aggregate monthly payment due on other debt (excluding only installment loans with fewer than 10 payments remaining and other real estate loans used to compute net rental income-- which is added/subtracted in the income fields).	Borrower Qualification	Numeric – Decimal	3472.43	9(9).99	Always	>= 0
115	Originator DTI	Total Debt to income ratio used by the originator to qualify the loan.	Borrower Qualification	Numeric – Decimal	0.35	9.999999	Always	>= 0 and >= 1
116	Fully Indexed Rate	The fully indexed interest rate as of securitization cut-off.	Borrower Qualification	Numeric – Decimal	0.0975	9.999999	ARMs Only	>= 0 and >= 1
117	Qualification Method	Type of mortgage payment used to qualify the borrower for the loan.	Borrower Qualification	Numeric – Integer	3	99	Always	See Coding	1 = Start Rate 2 = First Year Cap Rate 3 = I/O Amount 4 = Fully Indexed 5 = Min Payment 98 = Other 99 = Unknown
118	Percentage of Down Payment from Borrower Own Funds	Include only borrower funds, do not include any gift or borrowed funds. (Issuers may provide the actual percentage for each loan, or the guideline percentage and note departure concentration on the transaction summary.)	Borrower Qualification	Numeric – Decimal	0.5	9.999999	Purchase Loans Only	>= 0 and >= 1
119	City	The name of the city.	Subject Property	Text	New York	X(45)	Always	Unk=Unknown
120	State	The name of the state as a 2-digit Abbreviation.	Subject Property	Text	NY	XX	Always	See Coding	See Appendix H
121	Postal Code	The postal code (zip code in the US) where the subject property is located.	Subject Property	Text	10022	X(5)	Always	Unk=Unknown
122	Property Type	Specifies the type of property being used to secure the loan.	Subject Property	Numeric – Integer	11	99	Always	See Coding	See Appendix D
123	Occupancy	Specifies the property occupancy status (e.g., owner-occupied, investment property, second home, etc.).	Subject Property	Numeric – Integer	4	9	Always	See Coding	See Appendix E
124	Sales Price	The negotiated price of a given property between the buyer and seller.	Subject Property	Numeric – Decimal	450000.23	9(10).99	Purchase Loans Only	> 0
125	Original Appraised Property Value	The appraised value of the property used to approve the loan.	Subject Property	Numeric – Decimal	550000.23	9(10).99	Always	> 0
126	Original Property Valuation Type	Specifies the method by which the property value (at the time of underwriting) was reported.	Subject Property	Numeric – Integer	8	99	Always	See Coding	See Appendix F
127	Original Property Valuation Date	Specifies the date on which the original property value (at the time of underwriting) was reported. (Issuers unable to provide may Rep and Warrant that the appraisal used for underwriting was not more than x days old at time of loan closing.)	Subject Property	Date	20090914	YYYYMMDD	Always	“19010101” if unknown
128	Original Automated Valuation Model (AVM) Model Name	The name of the AVM Vendor if an AVM was used to determine the original property valuation.	Subject Property	Numeric – Integer	1	99	Always	See Appendix I	See Appendix I
129	Original AVM Confidence Score	The confidence range presented on the AVM report.	Subject Property	Numeric – Decimal	0.74	9.999999	If AVM Model Name (Field 127) > 0	>= 0 to <= 1
130	Most Recent Property Value[1]	If a valuation was obtained subsequent to the valuation used to calculate LTV, the most recent property value.	Subject Property	Numeric – Decimal	500000	9(10).99	If updated value was obtained subsequent to loan approval	> 0
131	Most Recent Property Valuation Type	If an additional property valuation was obtained after the valuation used for underwriting purposes, the method by which the property value was reported.	Subject Property	Numeric – Integer	6	9	If updated value was obtained subsequent to loan approval	See Coding	See Appendix F
132	Most Recent Property Valuation Date	Specifies the date on which the updated property value was reported.	Subject Property	Date	20090914	YYYYMMDD	If updated value was obtained subsequent to loan approval	“19010101” if unknown
133	Most Recent AVM Model Name	The name of the AVM Vendor if an AVM was used to determine the updated property valuation.	Subject Property	Numeric – Integer	19	99	If updated value was obtained subsequent to loan approval	See Coding	See Appendix I
134	Most Recent AVM Confidence Score	If AVM used to determine the updated property valuation, the confidence range presented on the AVM report.	Subject Property	Numeric – Decimal	0.85	9.999999	If “Most Recent AVM Model Name” > 0	>= 0 to <= 1
135	Original CLTV	The ratio obtained by dividing the amount of all known outstanding mortgage liens on a property at origination by the lesser of the appraised value or the sales price. The value is then truncated to four decimal places.	Loan-to-Value (LTV)	Numeric – Decimal	0.96	9.999999	Always	>= 0 and <= 1.5
136	Original LTV	The ratio obtained by dividing the original mortgage loan amount on the note date by the lesser of the mortgaged property’s appraised value on the note date or its purchase price. The value is then truncated to four decimal places.	Loan-to-Value (LTV)	Numeric – Decimal	0.8	9.999999	Always	>= 0 and <= 1.25
137	Original Pledged Assets	The total value of assets pledged as collateral for the loan at the time of origination. Pledged assets may include cash or marketable securities.	Loan-to-Value (LTV)	Numeric – Decimal	75000	9(10).99	Always	>=0
138	Mortgage Insurance Company Name	The name of the entity providing mortgage insurance for a loan.	Mortgage Insurance	Numeric – Integer	3	99	Always	See Coding	See Appendix G
139	Mortgage Insurance Percent	Mortgage Insurance coverage percentage.	Mortgage Insurance	Numeric – Decimal	0.25	9.999999	“Mortgage Insurance Company Name” > 0	>= 0 to <= 1
140	MI: Lender or Borrower Paid?	An indicator of whether mortgage insurance is paid by the borrower or the lender.	Mortgage Insurance	Numeric – Integer	1	99	“Mortgage Insurance Company Name” > 0	See Coding	1 = Borrower-Paid 2 = Lender- Paid 99 = Unknown
141	Pool Insurance Co. Name	Name of pool insurance provider.	Mortgage Insurance	Numeric – Integer	8	99	Always	See Coding	See Appendix G
142	Pool Insurance Stop Loss %	The aggregate amount that a pool insurer will pay, calculated as a percentage of the pool balance.	Mortgage Insurance	Numeric – Decimal	0.25	9.999999	Pool MI Company > 0	>= 0 to <= 1
143	MI Certificate Number	The unique number assigned to each individual loan insured under an MI policy.	Mortgage Insurance	Text	123456789G	X(20)	MI Company > 0	UNK = Unknown
144	Updated DTI (Front-end)	Updated front-end DTI ratio (total monthly housing expense divided by total monthly income) used to qualify the loan modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.35	9.999999	Modified Loans Only	>= 0 and >= 1
145	Updated DTI (Back-end)	Updated back-end DTI ratio (total monthly debt expense divided by total monthly income) used to qualify the loan modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.35	9.999999	Modified Loans Only	>= 0 and >= 1
146	Modification Effective Payment Date	Date of first payment due post modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Date	20090914	YYYYMMDD	Modified Loans Only	“19010101” if unknown
147	Total Capitalized Amount	Amount added to the principal balance of a loan due to the modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
148	Total Deferred Amount	Any non-interest-bearing deferred amount (e.g., principal, interest and fees).	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
149	Pre-Modification Interest (Note) Rate	Scheduled Interest Rate Of The Loan Immediately Preceding The Modification Effective Payment Date.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.075	9.999999	Modified Loans Only	>= 0 to <= 1
150	Pre-Modification P&I Payment	Scheduled Total Principal And Interest Payment Amount Preceding The Modification Effective Payment Date – or if servicer is no longer advancing P&I, the payment that would be in effect if the loan were current.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	2310.57	9(10).99	Modified Loans Only	> 0
151	Pre-Modification Initial Interest Rate Change Downward Cap	Maximum amount the rate can adjust downward on the first interest rate adjustment date (prior to modification) – Only provide if the rate floor is modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.015	9.999999	Modified Loans Only	>= 0 to <= 1
152	Pre-Modification Subsequent Interest Rate Cap	Maximum increment the rate can adjust upward AFTER the initial rate adjustment (prior to modification) – Only provide if the Cap is modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.015	9.999999	Modified Loans Only	>= 0 to <= 1
153	Pre-Modification Next Interest Rate Change Date	Next Interest Reset Date Under The Original Terms Of The Loan (one month prior to new payment due date).	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Date	20090914	YYYYMMDD	Modified Loans Only	“19010101” if unknown
154	Pre-Modification I/O Term	Interest Only Term (in months) preceding The Modification Effective Payment Date.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Integer	36	999	Modified Loans Only	>= 0 to <= 120
155	Forgiven Principal Amount	The sum total of all principal balance reductions (as a result of loan modification) over the life of the loan.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
156	Forgiven Interest Amount	The sum total of all interest incurred and forgiven (as a result of loan modification) over the life of the loan.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
157	Number of Modifications	The number of times the loan has been modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Integer	1	9	Modified Loans Only	>= 0
158	Cash To/From Brrw at Closing	Indicates the amount of cash the borrower(s) paid into or received at closing. [HUD-1 Bottom Line] + [Earnest money] + [Paid Outside Closing Items]		Numeric – Decimal	100000.01	9(10).99
159	Brrw - Yrs at in Industry	Number of years the primary borrower has been working in their current industry		Numeric – Decimal	9.9	9.999999
160	CoBrrw - Yrs at in Industry	Number of years the co-borrower has been working in their current industry		Numeric – Decimal	8	9.999999
161	Junior Mortgage Drawn Amount	Applicable if the subject loan is a first mortgage. At the time of origination for the subject loan, the sum of the outstanding balance(s) for any junior mortgages (HELOCs and closed-end).		Numeric – Decimal	100000.01	9(10).99
162	Maturity Date	Maturity date of mortgage		Date	20420501	YYYYMMDD
163	Primary Borrower Wage Income (Salary)	The primary borrower's salary wage income		Numeric – Decimal	10000.44	9(10).99
164	Primary Borrower Wage Income (Bonus)	The primary borrower's bonus wage income		Numeric – Decimal	10000.44	9(10).99
165	Primary Borrower Wage Income (Commission)	The primary borrower's commission wage income		Numeric – Decimal	10000.44	9(10).99
166	Co-Borrower Wage Income (Salary)	The coborrower's salary wage income		Numeric – Decimal	10000.44	9(10).99
167	Co-Borrower Wage Income (Bonus)	The coborrower's bonus wage income		Numeric – Decimal	10000.44	9(10).99
168	Co-Borrower Wage Income (Commission)	The coborrower's commission wage income		Numeric – Decimal	10000.44	9(10).99
169	Originator Doc Code	Documentation Code value as presented by the seller.		Text	Full	XXXX
170	RWT Income Verification	Internal Redwood Derived field. Due Diligence / Trade Desk derived value indicating the level of primary borrower asset verification		Text	2 Years	XXXX
171	RWT Asset Verification	Internal Redwood Derived field. Due Diligence / Trade Desk derived value indicating the level of primary borrower Income verification		Text	2 Months	XXXX
MH-1	Real Estate Interest	Indicates whether the property on which the manufactured home is situated is owned outright or subject to the terms of a short- or long-term lease. (A long-term lease is defined as a lease whose term is greater than or equal to the loan term.)	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Coding	1 = Owned 2 = Short-term lease 3 = Long-term lease 99 = Unavailable
MH-2	Community Ownership Structure	If the manufactured home is situated in a community, a means of classifying ownership of the community.	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Coding	1 = Public Institutional 2 = Public Non-Institutional 3 = Private Institutional 4 = Private Non-Institutional 5 = HOA-Owned 6 = Non-Community 99 = Unavailable
MH-3	Year of Manufacture	The year in which the home was manufactured (Model Year -- YYYY Format). Required only in cases where a full appraisal is not provided.	Manufactured Housing	Numeric – Integer	2006	YYYY	Manufactured Housing Loans Only	1901 = Unavailable
MH-4	HUD Code Compliance Indicator (Y/N)	Indicates whether the home was constructed in accordance with the 1976 HUD code. In general, homes manufactured after 1976 comply with this code.	Manufactured Housing	Numeric – Integer	1	9	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-5	Gross Manufacturer’s Invoice Price	The total amount that appears on the manufacturer’s invoice (typically includes intangible costs such as transportation, association, on-site setup, service and warranty costs, taxes, dealer incentives, and other fees).	Manufactured Housing	Numeric – Decimal	72570.62	9(10).99	Manufactured Housing Loans Only	>= 0
MH-6	LTI (Loan-to-Invoice) Gross	The ratio of the loan amount divided by the Gross Manufacturer’s Invoice Price (Field MH-5).	Manufactured Housing	Numeric – Decimal	0.75	9.999999	Manufactured Housing Loans Only	>= 0 to <= 1
MH-7	Net Manufacturer’s Invoice Price	The Gross Manufacturer’s Invoice Price (Field MH-5) minus intangible costs, including: transportation, association, on-site setup, service, and warranty costs, taxes, dealer incentives, and other fees.	Manufactured Housing	Numeric – Decimal	61570.62	9(10).99	Manufactured Housing Loans Only	>= 0
MH-8	LTI (Net)	The ratio of the loan amount divided by the Net Manufacturer’s Invoice Price (Field MH-7).	Manufactured Housing	Numeric – Decimal	0.62	9.999999	Manufactured Housing Loans Only	>= 0 to <= 1
MH-9	Manufacturer Name	The manufacturer of the subject property. (To be applied only in cases where no appraised value/other type of property valuation is available.)	Manufactured Housing	Text	“XYZ Corp”	Char (100)	Manufactured Housing Loans Only (where no appraised value is provided)	MH Manufacturer name in double quotation marks
MH-10	Model Name	The model name of the subject property. (To be applied only in cases where no appraised value/other type of property valuation is available.)	Manufactured Housing	Text	“DX5-916-X”	Char (100)	Manufactured Housing Loans Only (where no appraised value is provided)	MH Model name in double quotation marks
MH-11	Down Payment Source	An indicator of the source of the down payment used by the borrower to acquire the property and qualify for the mortgage.	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Codes	1 = Cash 2 = Proceeds from trade in 3 = Land in Lieu 4 = Other 99 = Unavailable
MH-12	Community/Related Party Lender (Y/N)	An indicator of whether the loan was made by the community owner, an affiliate of the community owner or the owner of the real estate upon which the collateral is located.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-13	Defined Underwriting Criteria (Y/N)	An indicator of whether the loan was made in accordance with a defined and/or standardized set of underwriting criteria.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-14	Chattel Indicator	An Indicator of whether the secured property is classified as chattel or Real Estate.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = Real Estate 1 = Chattel 99 = Unavailable

27

ATTACHMENT 1B

MORTGAGE LOAN SCHEDULE

	1	2	3	4	5	6	7	8	9	10
KEY	Primary Servicer	Servicing Fee %	Servicing Fee—Flatdollar	Servicing Advance Methodology	Originator	Loan Group	Loan Number	Amortization Type	Lien Position	HELOC Indicator
1	1002338	0.002500			1002338	Barclays Capital	3500003165	1	1	0
2	1002338	0.002500			1002338	Barclays Capital	3500003168	1	1	0
3	1002338	0.002500			1002338	Barclays Capital	3500003169	1	1	0
4	1002338	0.002500			1002338	Barclays Capital	3500003172	1	1	0
5	1002338	0.002500			1002338	Barclays Capital	3500003175	1	1	0
6	1002338	0.002500			1002338	Barclays Capital	3500003176	1	1	0
7	1002338	0.002500			1002338	Barclays Capital	3500003177	1	1	0
8	1002338	0.002500			1002338	Barclays Capital	3500003180	1	1	0
9	1002338	0.002500			1002338	Barclays Capital	3500003182	1	1	0
10	1002338	0.002500			1002338	Barclays Capital	3500003183	1	1	0
11	1002338	0.002500			1002338	Barclays Capital	3500003191	1	1	0
12	1002338	0.002500			1002338	Barclays Capital	3500003194	1	1	0
13	1002338	0.002500			1002338	Barclays Capital	3500003197	1	1	0
14	1002338	0.002500			1002338	Barclays Capital	3500003201	1	1	0
15	1002338	0.002500			1002338	Barclays Capital	3500003203	1	1	0
16	1002338	0.002500			1002338	Barclays Capital	3500003207	1	1	0
17	1002338	0.002500			1002338	Barclays Capital	3500003208	1	1	0
18	1002338	0.002500			1002338	Barclays Capital	3500003209	1	1	0
19	1002338	0.002500			1002338	Barclays Capital	3500003212	1	1	0
20	1002338	0.002500			1002338	Barclays Capital	3500003213	1	1	0
21	1002338	0.002500			1002338	Barclays Capital	3500003214	1	1	0
22	1002338	0.002500			1002338	Barclays Capital	3500003216	1	1	0
23	1002338	0.002500			1002338	Barclays Capital	3500003217	1	1	0
24	1002338	0.002500			1002338	Barclays Capital	3500003223	1	1	0
25	1002338	0.002500			1002338	Barclays Capital	3500003224	1	1	0
26	1002338	0.002500			1002338	Barclays Capital	3500003227	1	1	0

	11	12	13	14	15	16	17	18	19	20
KEY	Loan Purpose	Cash Out Amount	Total Origination and Discount Points	Covered/High Cost Loan Indicator	Relocation Loan Indicator	Broker Indicator	Channel	Escrow Indicator	Senior Loan Amount(s)	Loan Type of Most Senior Lien
1	7						1	0	0
2	9						1	0	0
3	3						1	0	0
4	9						1	0	0
5	9						1	0	0
6	7						1	4	0
7	9						1	0	0
8	9						1	0	0
9	3						1	0	0
10	9						1	0	0
11	9						1	0	0
12	7						1	0	0
13	7						1	0	0
14	7						1	0	0
15	9						1	0	0
16	7						1	0	0
17	9						1	0	0
18	9						1	0	0
19	7						1	0	0
20	9						1	0	0
21	9						1	0	0
22	6						1	0	0
23	9						1	0	0
24	6						1	0	0
25	7						1	0	0
26	6						1	0	0

	21	22	23	24	25	26	27	28	29	30
KEY	Hybrid Period of Most Senior Lien (in months)	Neg Am Limit of Most Senior Lien	Junior Mortgage Balance	Origination Date of Most Senior Lien	Origination Date	Original Loan Amount	Original Interest Rate	Original Amortization Term	Original Term to Maturity	First Payment Date of Loan
1			0.00		20111221	1650000.00	0.041000	360	360	20120201
2			306000.00		20111123	1950000.00	0.041000	360	360	20120101
3			0.00		20111117	910000.00	0.044000	360	360	20120101
4			0.00		20111220	760000.00	0.044000	360	360	20120201
5			0.00		20111122	1171500.00	0.043000	360	360	20120101
6			0.00		20111115	1500000.00	0.045000	360	360	20120101
7			125000.00		20111121	905000.00	0.042500	360	360	20120101
8			250000.00		20111201	925000.00	0.044500	360	360	20120101
9			0.00		20111128	1038050.00	0.043000	360	360	20120101
10			0.00		20111222	1050000.00	0.042500	360	360	20120201
11			326000.00		20111207	1673633.00	0.042500	360	360	20120101
12			0.00		20111114	1960000.00	0.042500	360	360	20120101
13			0.00		20111129	1650000.00	0.045000	360	360	20120101
14			0.00		20111129	915000.00	0.043000	360	360	20120101
15			500000.00		20111215	960000.00	0.042000	360	360	20120201
16			0.00		20111129	606000.00	0.043000	360	360	20120101
17			100000.00		20111221	1580000.00	0.044000	360	360	20120201
18			0.00		20111220	1100000.00	0.044000	360	360	20120201
19			0.00		20111228	1420000.00	0.041500	360	360	20120201
20			125000.00		20111228	850000.00	0.044500	360	360	20120201
21			100100.00		20111222	690000.00	0.044000	360	360	20120201
22			108500.00		20111208	759500.00	0.043500	360	360	20120201
23			200000.00		20111230	2335000.00	0.041500	360	360	20120201
24			0.00		20111222	841600.00	0.043000	360	360	20120201
25			0.00		20111229	838250.00	0.043500	360	360	20120201
26			120000.00		20111229	920000.00	0.042500	360	360	20120201

	31	32	33	34	35	36	37	38	39	40
KEY	Interest Type Indicator	Original Interest Only Term	Buy Down Period	HELOC Draw Period	Current Loan Amount	Current Interest Rate	Current Payment Amount Due	Interest Paid Through Date	Current Payment Status	Index Type
1	1	0	0	0	1638243.53	0.041000	7972.77	20120601	0	0
2	1	120	0	0	1950000.00	0.041000	6662.50	20120601	0	0
3	1	0	0	0	887322.20	0.044000	4556.92	20120601	0	0
4	1	0	0	0	754866.89	0.044000	3805.78	20120601	0	0
5	1	0	0	0	1161816.34	0.043000	5797.42	20120601	0	0
6	1	0	0	0	1488036.64	0.045000	7600.28	20120601	0	0
7	1	0	0	0	892349.34	0.042500	4452.06	20120601	0	0
8	1	0	0	0	911794.82	0.044500	4659.40	20120601	0	0
9	1	0	0	0	1029469.40	0.043000	5137.01	20120601	0	0
10	1	0	0	0	1042715.49	0.042500	5165.37	20120601	0	0
11	1	0	0	0	1659675.00	0.042500	8233.27	20120601	0	0
12	1	0	0	0	1943653.69	0.042500	9642.02	20120601	0	0
13	1	0	0	0	1636840.29	0.045000	8360.31	20120601	0	0
14	1	0	0	0	907436.55	0.043000	4528.07	20120601	0	0
15	1	0	0	0	953280.28	0.042000	4694.56	20120601	0	0
16	1	0	0	0	600990.74	0.043000	2998.92	20120601	0	0
17	1	0	0	0	1569328.54	0.044000	7912.02	20120601	0	0
18	1	0	0	0	1092570.48	0.044000	5508.37	20120601	0	0
19	1	0	0	0	1409971.69	0.041500	6902.67	20120601	0	0
20	1	0	0	0	844310.32	0.044500	4281.61	20120601	0	0
21	1	0	0	0	685339.64	0.044000	3455.25	20120601	0	0
22	1	0	0	0	754324.09	0.043500	3780.88	20120601	0	0
23	1	0	0	0	2318509.77	0.041500	11350.51	20120601	0	0
24	1	0	0	0	835813.14	0.043000	4164.84	20120601	0	0
25	1	0	0	0	832537.47	0.043500	4172.91	20120601	0	0
26	1	0	0	0	913617.36	0.042500	4525.85	20120601	0	0

	41	42	43	44	45	46	47	48	49	50
KEY	ARM Look-back Days	Gross Margin	ARM Round Flag	ARM Round Factor	Initial Fixed Rate Period	Initial Interest Rate Cap (Change Up)	Initial Interest Rate Cap (Change Down)	Subsequent Interest Rate Reset Period	Subsequent Interest Rate Cap (Change Down)	Subsequent Interest Rate Cap (Change Up)
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26

	51	52	53	54	55	56	57	58	59	60
KEY	Lifetime Maximum Rate (Ceiling)	Lifetime Minimum Rate (Floor)	Negative Amortization Limit	Initial Negative Amortization Recast Period	Subsequent Negative Amortization Recast Period	Initial Fixed Payment Period	Subsequent Payment Reset Period	Initial Periodic Payment Cap	Subsequent Periodic Payment Cap	Initial Minimum Payment Reset Period
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26

	61	62	63	64	65	66	67	68	69	70
KEY	Subsequent Minimum Payment Reset Period	Option ARM Indicator	Options at Recast	Initial Minimum Payment	Current Minimum Payment	Prepayment Penalty Calculation	Prepayment Penalty Type	Prepayment Penalty Total Term	Prepayment Penalty Hard Term	Primary Borrower ID
1						99	99	60		128
2						99	99	60		15
3						99	99	60		11
4						99	99	60		225
5						99	99	60		293
6						99	99	60		290
7						99	99	60		312
8						99	99	60		47
9						99	99	60		237
10						99	99	60		273
11						99	99	60		146
12						99	99	60		57
13						99	99	60		224
14						99	99	60		81
15						99	99	60		292
16						99	99	60		68
17						99	99	60		265
18						99	99	60		28
19						99	99	60		253
20						99	99	60		277
21						99	99	60		201
22						99	99	60		309
23						99	99	60		285
24						99	99	60		55
25						99	99	60		231
26						99	99	60		80

	71	72	73	74	75	76	77	78	79	80
KEY	Number of Mortgaged Properties	Total Number of Borrowers	Self-employment Flag	Current ‘Other’ Monthly Payment	Length of Employment: Borrower	Length of Employment: Co- Borrower	Years in Home	FICO Model Used	Most Recent FICO Date	Primary Wage Earner Original FICO: Equifax
1	2		0		1	0	0	1	5/16/2012
2	1		0		3	6	1	1	5/16/2012
3	1		0		20	22	8	1	5/16/2012
4	1		0		4	4	4	1	5/16/2012
5	1		1		6	11	2	1	5/16/2012
6	5		1		20		0	1	5/16/2012
7	2		0		3		2	1	5/16/2012
8	1		0		0		5	1
9	7		1		23	2	5	1
10	2		0		6	1	1	1	5/16/2012
11	1		0		3	2	4	1	5/16/2012
12	1		0		5	5	0	1	5/16/2012
13	1		0		4	2	0	1	5/16/2012
14	2		0		15		0	1	5/16/2012
15	2		1		20	14	20	1	5/16/2012
16	2		0		0		0	1	5/16/2012
17	1		0		2		10	1	5/16/2012
18	1		0		4	7	4	1	5/16/2012
19	2		0		2	25	0	1	5/16/2012
20	2		0		16	16	12	1	5/16/2012
21	1		0		10	29	11	1
22	1		0		2		0	1	5/16/2012
23	2		1		10	10	2	1	5/16/2012
24	1		0		3	8	0	1	5/16/2012
25	1		1		31	5	0	1
26	2		0		4		0	1	5/16/2012

	81	82	83	84	85	86	87	88	89	90
KEY	Primary Wage Earner Original FICO: Experian	Primary Wage Earner Original FICO: TransUnion	Secondary Wage Earner Original FICO: Equifax	Secondary Wage Earner Original FICO: Experian	Secondary Wage Earner Original FICO: TransUnion	Original Primary Borrower FICO	Most Recent Primary Borrower FICO	Most Recent Co- Borrower FICO	Most Recent FICO Method	VantageScore: Primary Borrower
1						763	778
2						779	753
3						782	739
4						808	790
5						796	796
6						744	707
7						760	789
8						801
9						783
10						783	761
11						760	754
12						800	801
13						796	788
14						758	760
15						706	779
16						809	800
17						743	746
18						794	783
19						803	789
20						791	792
21						760
22						767	767
23						791	778
24						709	682
25						757
26						732	721

	91	92	93	94	95	96	97	98	99	100
KEY	VantageScore: Co- Borrower	Most Recent VantageScore Method	VantageScore Date	Credit Report: Longest Trade Line	Credit Report: Maximum Trade Line	Credit Report: Number of Trade Lines	Credit Line Usage Ratio	Most Recent 12- month Pay History	Months Bankruptcy	Months Foreclosure
1								000000000000
2								000000000000
3								000000000000
4								000000000000
5								000000000000
6								000000000000
7								000000000000
8								000000000000
9								000000000000
10								000000000000
11								000000000000
12								000000000000
13								000000000000
14								000000000000
15								000000000000
16								000000000000
17								000000000000
18								000000000000
19								000000000000
20								000000000000
21								000000000000
22								000000000000
23								000000000000
24								000000000000
25								000000000000
26								000000000000

	101	102	103	104	105	106	107	108	109	110
KEY	Primary Borrower Wage Income	Co-Borrower Wage Income	Primary Borrower Other Income	Co-Borrower Other Income	All Borrower Wage Income	All Borrower Total Income	4506-T Indicator	Borrower Income Verification Level	Co-Borrower Income Verification	Borrower Employment Verification
1	22939.40	8333.33	-417.00	0.00	31272.73	30855.73	0	5		2
2	35416.67	4597.67	15270.83	0.00	40014.34	55285.17	0	5		2
3	8197.58	7720.25	0.00	0.00	15917.83	15917.83	0	5		2
4	0.00	2886.37	1315.25	7152.94	2886.37	11354.56	0	5		2
5	3792.00	9395.83	0.00	6758.41	13187.83	19946.24	0	4		2
6	19914.00		20356.25		19914.00	40270.25	0	4		2
7	8636.00		1247.25		8636.00	9883.25	0	5		2
8	0.00	0.00	22311.00	0.00	0.00	22311.00	0	5		3
9	11050.00	0.00	9014.00	0.00	11050.00	20064.00	0	5		3
10	0.00	18750.00	326.25	0.00	18750.00	19076.25	0	5		2
11	25000.00	26250.00	0.00	0.00	51250.00	51250.00	0	5		2
12	29166.67		15375.00		29166.67	44541.67	0	5		2
13	56576.92		0.00		56576.92	56576.92	0	5		2
14	20800.00		9592.00		20800.00	30392.00	0	5		2
15	0.00	0.00	-664.00	36772.83	0.00	36108.83	0	4		2
16	12083.33		-850.00		12083.33	11233.33	0	5		2
17	73384.00		0.00		73384.00	73384.00	0	5		3
18	12447.00	0.00	19306.00	15993.92	12447.00	47746.92	0	5		2
19	42278.63	11469.54	-7069.00	0.00	53748.17	46679.17	0	5		2
20	0.00	36169.33	-3470.50	0.00	36169.33	32698.83	0	5		2
21	9416.67	0.00	0.00	10830.92	9416.67	20247.59	0	5		2
22	16635.00		0.00		16635.00	16635.00	0	5		2
23	0.00		115000.00		0.00	115000.00	0	4		2
24	11375.00	7541.67	0.00	0.00	18916.67	18916.67	0	5		2
25	190004.00	0.00	-637.00	0.00	190004.00	189367.00	0	4		3
26	21238.00		0.00		21238.00	21238.00	0	5		2

	111	112	113	114	115	116	117	118	119	120
KEY	Co-Borrower Employment Verification	Borrower Asset Verification	Co-Borrower Asset Verification	Liquid / Cash Reserves	Monthly Debt All Borrowers	Originator DTI	Fully Indexed Rate	Qualification Method	Percentage of Down Payment from Borrower Own Funds	City
1		4		782655.29	9057.98	0.2936			100	HILLSBOROUGH
2		4		184300.00	11339.65	0.2051				HILLSBOROUGH
3		4		140989.88	6495.10	0.4080				SAN FRANCISCO
4		4		820178.52	4419.10	0.3892				REDWOOD CITY
5		4		292876.12	9629.43	0.4828				SAN ANSELMO
6		4		670013.00	13791.84	0.3425			100	SAUSALITO
7		4		74534.50	3557.97	0.3600				SAN FRANCISCO
8		4		5276056.80	9792.21	0.4389				SAN FRANCISCO
9		4		163842.00	6919.89	0.3449				REDWOOD CITY
10		4		273479.96	8158.49	0.4277				BURLINGAME
11		4		255431.79	15462.54	0.3017				SAN FRANCISCO
12		4		1279406.33	12970.00	0.2912			100	SAN FRANCISCO
13		4		3611722.87	11015.87	0.1947			100	SAN FRANCISCO
14		4		776747.00	8644.94	0.2844			100	TIBURON
15		4		1734425.00	14040.38	0.3888				PIEDMONT
16		4		324403.01	4759.12	0.4237			100	BELMONT
17		3		266034.00	13583.23	0.1851				PIEDMONT
18		4		11811201.00	10199.12	0.2136				SAN FRANCISCO
19		4		583065.00	14358.70	0.3076			100	LAFAYETTE
20		4		313989.00	8971.77	0.2744				SAN ANSELMO
21		4		257736.00	5471.10	0.2702				PIEDMONT
22		4		335354.40	6549.33	0.3937			100	SAN FRANCISCO
23		4		1008712.52	16691.79	0.1451				WOODSIDE
24		4		373623.00	5492.66	0.2904			100	SAN FRANCISCO
25		4		1027699.37	41093.59	0.2170			100	SAN FRANCISCO
26		4		1014174.00	6695.13	0.3152			100	BERKELEY

	121	122	123	124	125	126	127	128	129	130
KEY	State	Postal Code	Property Type	Occupancy	Sales Price	Original Appraised Property Value	Original Property Valuation Type	Original Property Valuation Date	Original Automated Valuation Model (AVM) Model Name	Original AVM Confidence Score
1	CA	94010	1	1	2200000.00	2200000.00	3	20111121
2	CA	94010	1	1		2825000.00	3	20111028
3	CA	94127	1	1		1430000.00	3	20111017
4	CA	94061	1	1		950000.00	3	20110921
5	CA	94960	1	1		2250000.00	3	20110929
6	CA	94965	1	1	1950000.00	1950000.00	3	20110930
7	CA	94110	13	1		1475000.00	3	20111007
8	CA	94123	3	1		2400000.00	3	20111007
9	CA	94061	1	1		1400000.00	3	20111019
10	CA	94010	1	1		1750000.00	3	20111110
11	CA	94123	1	1		3100000.00	3	20111024
12	CA	94121	1	1	2450000.00	2450000.00	3	20111026
13	CA	94117	1	1	2175000.00	2175000.00	3	20111031
14	CA	94920	1	1	1503007.00	1525000.00	3	20111103
15	CA	94611	1	1		2400000.00	3	20111122
16	CA	94002	13	1	808000.00	808000.00	3	20111111
17	CA	94611	1	1		2700000.00	3	20111128
18	CA	94110	1	1		2800000.00	3	20111122
19	CA	94549	1	1	1775000.00	1775000.00	3	20111123
20	CA	94960	1	1		1300000.00	3	20111118
21	CA	94611	1	1		1400000.00	3	20111128
22	CA	94115	4	1	1085000.00	1085000.00	3	20111116
23	CA	94062	1	1		3900000.00	3	20111123
24	CA	94122	13	1	1052000.00	1052000.00	3	20111206
25	CA	94114	14	3	1197500.00	1200000.00	3	20111206
26	CA	94708	1	1	1300000.00	1300000.00	3	20111209

	131	132	133	134	135	136	137	138	139	140
KEY	Most Recent Property Value2	Most Recent Property Valuation Type	Most Recent Property Valuation Date	Most Recent AVM Model Name	Most Recent AVM Confidence Score	Original CLTV	Original LTV	Original Pledged Assets	Mortgage Insurance Company Name	Mortgage Insurance Percent
1						0.7500	0.7500	0	0	0
2						0.7985	0.6902	0	0	0
3						0.6363	0.6363	0	0	0
4						0.8000	0.8000	0	0	0
5						0.5206	0.5206	0	0	0
6						0.7692	0.7692	0	0	0
7						0.6983	0.6135	0	0	0
8						0.4895	0.3854	0	0	0
9						0.7414	0.7414	0	0	0
10						0.6000	0.6000	0	0	0
11						0.6450	0.5398	0	0	0
12						0.8000	0.8000	0	0	0
13						0.7586	0.7586	0	0	0
14						0.6087	0.6087	0	0	0
15						0.6083	0.4000	0	0	0
16						0.7500	0.7500	0	0	0
17						0.6222	0.5851	0	0	0
18						0.3928	0.3928	0	0	0
19						0.8000	0.8000	0	0	0
20						0.7500	0.6538	0	0	0
21						0.5643	0.4928	0	0	0
22						0.8000	0.7000	0	0	0
23						0.6500	0.5987	0	0	0
24						0.8000	0.8000	0	0	0
25						0.7000	0.7000	0	0	0
26						0.8000	0.7076	0	0	0

	141	142	143	144	145	146	147	148	149	150
KEY	MI: Lender or Borrower Paid?	Pool Insurance Co. Name	Pool Insurance Stop Loss %	MI Certificate Number	Updated DTI (Front-end)	Updated DTI (Back-end)	Modification Effective Payment Date	Total Capitalized Amount	Total Deferred Amount	Pre-Modification Interest (Note) Rate
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26

	151	152	153	154	155	156	157	158	159	160
KEY	Pre-Modification P&I Payment	Pre-Modification Initial Interest Rate Change Downward Cap	Pre-Modification Subsequent Interest Rate Cap	Pre-Modification Next Interest Rate Change Date	Pre-Modification I/O Term	Forgiven Principal Amount	Forgiven Interest Amount	Number of Modifications	Cash To/From Brrw at Closing	Brrw - Yrs at in Industry
1									0	7
2									39.66	10
3									204.36	20
4									-78122.2	4
5									0
6									21	40
7									506.88	20
8									91.34	0
9									11006.23	23
10									1906.26	6
11									0	20
12									165	10
13									29	14
14									0	20
15									389.88	20
16									199.05	6
17									-12000	23
18									0	15
19									625.34	26
20									496.77
21									882.95	12
22									439	7
23									0	19
24									131	14
25									475.37	38
26									36	10

	161	162	163	164	165	166	167	168	169	170
KEY	CoBrrw - Yrs at in Industry	Junior Mortgage Drawn Amount	Maturity Date	Primary Borrower Wage Income (Salary)	Primary Borrower Wage Income (Bonus)	Primary Borrower Wage Income (Commission)	Co-Borrower Wage Income (Salary)	Co-Borrower Wage Income (Bonus)	Co-Borrower Wage Income (Commission)	Originator Doc Code
1	12	0	20420101	22939.40	0.00	0.00	8333.33	0.00	0.00	Full
2	7	306000	20411201	35416.67	15270.83	0.00	4597.67	0.00	0.00	Full
3	22	0	20411201	8197.58	0.00	0.00	7720.25	0.00	0.00	Full
4	4	0	20420101	0.00	0.00	0.00	2886.37	0.00	0.00	Full
5	27	0	20411201	3792.00	0.00	0.00	9395.83	0.00	0.00	Full
6		0	20411201	19914.00	0.00	0.00				Full
7		125000	20411201	8636.00	0.00	0.00				Full
8		250000	20411201	0.00	0.00	0.00	0.00	0.00	0.00	Full
9	2	0	20411201	11050.00	0.00	0.00	0.00	0.00	0.00	Full
10	13	0	20420101	0.00	0.00	0.00	18750.00	0.00	0.00	Full
11	20	326000	20411201	25000.00	0.00	0.00	26250.00	0.00	0.00	Full
12		0	20411201	29166.67	15375.00	0.00				Full
13		0	20411201	56576.92	0.00	0.00				Full
14		0	20411201	20800.00	13250.00	0.00				Full
15	27	500000	20420101	0.00	0.00	0.00	0.00	0.00	0.00	Full
16		0	20411201	12083.33	0.00	0.00				Full
17		100000	20420101	73384.00	0.00	0.00				Full
18	14	0	20420101	12447.00	0.00	0.00	0.00	0.00	0.00	Full
19	25	0	20420101	42278.63	0.00	0.00	11469.54	0.00	0.00	Full
20	16	125000	20420101	0.00	0.00	0.00	36169.33	0.00	0.00	Full
21	29	100100	20420101	9416.67	0.00	0.00	0.00	0.00	0.00	Full
22		108500	20420101	16635.00	0.00	0.00				Full
23	10	200000	20420101	0.00	0.00	0.00				Full
24	10	0	20420101	11375.00	0.00	0.00	7541.67	0.00	0.00	Full
25	7	0	20420101	190004.00	0.00	0.00	0.00	0.00	0.00	Full
26		120000	20420101	21238.00	0.00	0.00				Full

	171	172
KEY	RWT Income Verification	RWT Asset Verification
1	2 Years	2 Months
2	2 Years	2 Months
3	2 Years	2 Months
4	2 Years	2 Months
5	2 Years	2 Months
6	2 Years	2 Months
7	2 Years	2 Months
8	2 Years	2 Months
9	2 Years	2 Months
10	2 Years	2 Months
11	2 Years	2 Months
12	2 Years	2 Months
13	2 Years	2 Months
14	2 Years	2 Months
15	2 Years	2 Months
16	2 Years	2 Months
17	2 Years	1 Month
18	2 Years	2 Months
19	2 Years	2 Months
20	2 Years	2 Months
21	2 Years	2 Months
22	2 Years	2 Months
23	2 Years	2 Months
24	2 Years	2 Months
25	2 Years	2 Months
26	2 Years	2 Months

ASF RMBS DISCLOSURE PACKAGE

The American Securitization Forum is a broad-based professional forum through which participants in the U.S. securitization market advocate their common interests on important legal, regulatory and market practice issues. ASF members include over 380 firms, including issuers, investors, servicers, financial intermediaries, rating agencies, financial guarantors, legal and accounting firms, and other professional organizations involved in securitization transactions. The ASF also provides information, education and training on a range of securitization market issues and topics through industry conferences, seminars and similar initiatives. For more information about ASF, its members and activities, please go to www.americansecuritization.com.
Field Number	Field Name	Field Description	Type of Field	Data Type	Sample Data	Format	When Applicable?	Valid Values	Proposed Unique Coding	Notes
1	Primary Servicer	The MERS Organization ID of the company that has or will have the right to service the loan.	General Information	Numeric – Integer	2351805	9(7)	Always	”9999999” if Unknown
2	Servicing Fee—Percentage	Aggregate monthly fee paid to all servicers, stated in decimal form.	General Information	Numeric - Decimal	0.0025	9.999999	Loans without flat-dollar servicing fees	>= 0 and < 1		Must be populated if Field 3 is Null
3	Servicing Fee—Flat-dollar	Aggregate monthly fee paid to all servicers, stated as a dollar amount.	General Information	Numeric – Decimal	7.5	9(3).99	Loans with flat-dollar servicing fees	>= 0 and <= 999		Must be populated if 2 is Null
4	Servicing Advance Methodology	The manner in which principal and/or interest are to be advanced by the servicer.	General Information	Numeric – Integer	2	99	Always	See Coding	1 = Scheduled Interest, Scheduled Principal 2 = Actual Interest, Actual Principal 3 = Scheduled Interest, Actual Principal 99 = Unknown
5	Originator	The MERS Organization ID of the entity that lends funds to the borrower and, in return, places a lien on the mortgage property as collateral.	General Information	Numeric – Integer	5938671	9(7)	Always	”9999999” if Unknown
6	Loan Group	Indicates the collateral group number in which the loan falls (for structures with multiple collateral groups). Use “1” if there is only one loan group.	General Information	Text	1A	XXXX	Always	“UNK” if Unknown
7	Loan Number	Unique National Mortgage Loan ID Number (Vendor TBD).	General Information	Numeric – Integer	TBD	TBD	Always	TBD		Details to be provided by Vendor
8	Amortization Type	Indicates whether the loan’s interest rate is fixed or adjustable (Hybrid ARMs are adjustable).	Loan Type	Numeric – Integer	2	99	Always	See Coding	1 = Fixed 2 = Adjustable 99 = Unknown
9	Lien Position	A number indicating the loan’s lien position (1 = first lien, etc.).	Loan Type	Numeric – Integer	1	99	Always	>0	99 = Unknown
10	HELOC Indicator	Indicates whether the loan is a home equity line of credit.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
11	Loan Purpose	Indicates the purpose of the loan.	Loan Type	Numeric – Integer	9	99	Always	See Coding	See Appendix A
12	Cash Out Amount	Cash Out Amount: [New Loan] – [PIF Prior First Lien] – [Payoff of all Seasoned Seconds] – [Closing Costs] – [Prepays] For delayed purchases (refinances on homes purchased < 12 months prior to the mortgage application) with cash) Cash Out Amount = 0.	Loan Type	Numeric – Decimal	72476.5	9(10).99	Always	>= 0

13	Total Origination and Discount Points (in dollars)	Amount paid to the lender to increase the lender’s effective yield and, in the case of discount points, to reduce the interest rate paid by the borrower.	Loan Type	Numeric – Decimal	5250	9(10).99	Always	>= 0		Typically Lines 801 and 802 of HUD Settlement Statement
14	Covered/High Cost Loan Indicator	Indicates whether the loan is categorized as “high cost” or “covered” according to state or federal statutes or regulations.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
15	Relocation Loan Indicator	Indicates whether the loan is part of a corporate relocation program.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
16	Broker Indicator	Indicates whether a broker took the application.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
17	Channel	Code indicating the source (channel) from which the Issuer obtained the mortgage loan.	Loan Type	Numeric – Integer	2	99	Always	See Coding	1 = Retail 2 = Broker 3 = Correspondent Bulk 4 = Correspondent Flow with delegated underwriting 5 = Correspondent Flow without delegated underwriting 99 = Unknown
18	Escrow Indicator	Indicates whether various homeownership expenses are paid by the borrower directly or through an escrow account (as of securitization cut-off date).	Loan Type	Numeric – Integer	3	99	Always	See Coding	0 = No Escrows 1 = Taxes 2 = Insurance 3 = HOA dues 4 = Taxes and Insurance 5 = All 99 =Unknown
19	Senior Loan Amount(s)	For non-first mortgages, the sum of the balances of all associated senior mortgages at the time of origination of the subordinate lien.	Mortgage Lien Info	Numeric – Decimal	611004.25	9(10).99	If Lien Position > 1	>= 0
20	Loan Type of Most Senior Lien	For non-first mortgages, indicates whether the associated first mortgage is a Fixed, ARM, Hybrid, or negative amortization loan.	Mortgage Lien Info	Numeric – Integer	2	99	If Lien Position > 1	See Coding	1 = Fixed Rate 2 = ARM 3 = Hybrid 4 = Neg Am 99 = Unknown
21	Hybrid Period of Most Senior Lien (in months)	For non-first mortgages where the associated first mortgage is a hybrid ARM, the number of months remaining in the initial fixed interest rate period for the hybrid first mortgage.	Mortgage Lien Info	Numeric – Integer	23	999	If Lien Position > 1	>= 0
							AND the most senior lien is a hybrid ARM (see Field 20)
22	Neg Am Limit of Most Senior Lien	For non-first mortgages where the associated first mortgage features negative amortization, the maximum percentage by which the negatively amortizing balance may increase (expressed as a proportion of the senior lien’s original balance).	Mortgage Lien Info	Numeric – Decimal	1.25	9.999999	If Lien Position > 1 AND the senior lien is Neg Am (see Field 20)	>= 1 and <= 2
23	Junior Mortgage Balance	For first mortgages with subordinate liens at the time of origination, the combined balance of the subordinate liens (if known).	Mortgage Lien Info	Numeric – Decimal	51775.12	9(10).99	If Lien Position = 1 and there is a 2nd lien on the subject property	>= 0		Subject to Regulatory Confirmation
24	Origination Date of Most Senior Lien	For non-first mortgages, the origination date of the associated first mortgage.	Mortgage Lien Info	Date	20090914	YYYYMMDD	If Lien Position > 1 and there is a 2nd lien on the subject property	“19010101” if unknown
25	Origination Date	The date of the Mortgage Note and Mortgage/Deed of Trust	Loan Term and Amortization Type	Date	20090914	YYYYMMDD	Always	“19010101” if unknown
26	Original Loan Amount	The dollar amount of the mortgage loan, as specified on the mortgage note at the time of the loan’s origination. For HELOCs, the maximum available line of credit.	Loan Term and Amortization Type	Numeric – Decimal	150000	9(10).99	Always	>0
27	Original Interest Rate	The original note rate as indicated on the mortgage note.	Loan Term and Amortization Type	Numeric – Decimal	0.0475	9.999999	Always	> 0 and <= 1
28	Original Amortization Term	The number of months in which the loan would be retired if the amortizing principal and interest payment were to be paid each month.	Loan Term and Amortization Type	Numeric – Integer	360	999	Always	>= 60
29	Original Term to Maturity	The initial number of months between loan origination and the loan maturity date, as specified on the mortgage note.	Loan Term and Amortization Type	Numeric – Integer	60	999	Always	>0	N/A
30	First Payment Date of Loan	The date of the first scheduled mortgage payment to be made by the borrower as specified on the mortgage note.	Loan Term and Amortization Type	Date	20090914	YYYYMMDD	Always	“19010101” if unknown	N/A
31	Interest Type Indicator	Indicates whether the interest rate calculation method is simple or actuarial.	Loan Term and Amortization Type	Numeric – Integer	2	99	Always	See Coding	1= Simple 2 = Actuarial 99 = Unknown
32	Original Interest Only Term	Original interest-only term for a loan in months (including NegAm Loans).	Loan Term and Amortization Type	Numeric – Integer	60	999	Always	>= 0 and <= 240 Unknown = Blank; No Interest Only Term = 0
33	Buy Down Period	The total number of months during which any buy down is in effect, representing the accumulation of all buy down periods.	Loan Term and Amortization Type	Numeric – Integer	65	999	Always	>= 0 and <= 100 Unknown = Blank; No Buy Down = 0
34	HELOC Draw Period	The original number of months during which the borrower may draw funds against the HELOC account.	Loan Term and Amortization Type	Numeric – Integer	24	999	HELOCs Only	>= 12 and <= 120
35	Scheduled Loan Amount	Mortgage loan scheduled principal balance as of cut-off date. For HELOCs, the current drawn amount.	Loan Term and Amortization Type	Numeric – Decimal	248951.19	9(10).99	Always	>= 0
36	Current Interest Rate	The interest rate used to calculate the current P&I or I/O payment.	Loan Term and Amortization Type	Numeric – Decimal	0.05875	9.999999	Always	> 0 and <= 1
37	Current Payment Amount Due	Next Total Payment due to be collected (including principal, interest or both—but Exclude Escrow Amounts).	Loan Term and Amortization Type	Numeric – Decimal	1250.15	9(10).99	Always	> 0
38	Scheduled Interest Paid Through Date		Loan Term and Amortization Type	Date	20090429	YYYYMMDD	Always	“19010101” if unknown
39	Current Payment Status	Number of payments the borrower is past due as of the securitization cut-off date.	Loan Term and Amortization Type	Numeric – Integer	3	99	Always	>= 0
40	Index Type	Specifies the type of index to be used to determine the interest rate at each adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	18	99	ARMs Only	See Coding	See Appendix B
41	ARM Look-back Days	The number of days prior to the interest rate adjustment date to retrieve the index value.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	45	99	ARMs Only	>= 0 to <=99
42	Gross Margin	The percentage stated on the mortgage note representing the spread between the ARM Index value and the mortgage interest rate. The gross mortgage margin is added to the index value to establish a new gross interest rate in the manner prescribed on the mortgage note.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.03	9.999999	ARMs Only	>0 and <= 1
43	ARM Round Flag	An indicator of whether an adjusted interest rate is rounded to the next higher ARM round factor, to the next lower round factor, or to the nearest round factor.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	3	9	ARMs Only	See Coding	0 = No Rounding 1 = Up 2 = Down 3 = Nearest 99=Unknown
44	ARM Round Factor	The percentage to which an adjusted interest rate is to be rounded.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.0025 or 0.00125	9.999999	ARMs Only Where ARM Round Flag = 1, 2, or 3	>= 0 and < 1
45	Initial Fixed Rate Period	For hybrid ARMs, the period between the first payment date of the mortgage and the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	60	999	Hybrid ARMs Only	>= 1 to <=240
46	Initial Interest Rate Cap (Change Up)	The maximum percentage by which the mortgage note rate may increase at the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
47	Initial Interest Rate Cap (Change Down)	The maximum percentage by which the mortgage note rate may decrease at the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
48	Subsequent Interest Rate Reset Period	The number of months between subsequent rate adjustments.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	60	999	ARMs Only	>=0 and <= 120		0 = Loan does not adjust after initial reset
49	Subsequent Interest Rate (Change Down)	The maximum percentage by which the interest rate may decrease at each rate adjustment date after the initial adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
50	Subsequent Interest Rate Cap (Change Up)	The maximum percentage by which the interest rate may increase at each rate adjustment date after the initial adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
51	Lifetime Maximum Rate (Ceiling)	The maximum interest rate that can be in effect during the life of the loan.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.125	9.999999	ARMs Only	>= 0 and <= 1		=1 if no ceiling specified

52	Lifetime Minimum Rate (Floor)	The minimum interest rate that can be in effect during the life of the loan.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.015	9.999999	ARMs Only	>= 0 and <= 1		If no floor is specified enter the greater of the margin or 0.
53	Negative Amortization Limit	The maximum amount of negative amortization allowed before recast is required. (Expressed as a percentage of the original unpaid principal balance.)	Negative Amortization	Numeric – Decimal	1.25	9.999999	Negatively Amortizing ARMs Only	>=0, and <2
54	Initial Negative Amortization Recast Period	The number of months in which the payment is required to recast if the loan does not reach the prescribed maximum balance earlier.	Negative Amortization	Numeric – Integer	60	999	Negatively Amortizing ARMs Only	>=0
55	Subsequent Negative Amortization Recast Period	The number of months after which the payment is required to recast AFTER the first recast period.	Negative Amortization	Numeric – Integer	48	999	Negatively Amortizing ARMs Only	>=0
56	Initial Fixed Payment Period	Number of months after origination during which the payment is fixed.	Negative Amortization	Numeric – Integer	60	999	Negatively Amortizing Hybrid ARMs Only	>= 0 to <=120
57	Subsequent Payment Reset Period	Number of months between payment adjustments after first payment reset.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
58	Initial Periodic Payment Cap	The maximum percentage by which a payment can change (increase or decrease) in the first period.	Negative Amortization	Numeric – Decimal	0.075	9.999999	Negatively Amortizing ARMs Only	>= 0 and < 1
59	Subsequent Periodic Payment Cap	The maximum percentage by which a payment can change (increase or decrease) in one period after the initial cap.	Negative Amortization	Numeric – Decimal	0.075	9.999999	Negatively Amortizing ARMs Only	>= 0 and < 1
60	Initial Minimum Payment Reset Period	The maximum number of months a borrower can initially pay the minimum payment before a new minimum payment is determined.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
61	Subsequent Minimum Payment Reset Period	The maximum number of months (after the initial period) a borrower can pay the minimum payment before a new minimum payment is determined after the initial period.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
62	Option ARM Indicator	An indicator of whether the loan is an Option ARM.	Negative Amortization	Numeric – Integer	1	99	ARMs Only	See Coding	0 = No 1 = Yes 99 = Unknown
63	Options at Recast	The means of computing the lowest monthly payment available to the borrower after recast.	Option ARM	Numeric – Integer	2	99	Option ARMs Only	N/A	1= Fully amortizing 30 year 2= Fully amortizing 15 year 3=Fully amortizing 40 year 4 = Interest-Only 5 = Minimum Payment 99= Unknown
64	Initial Minimum Payment	The initial minimum payment the borrower is permitted to make.	Option ARM	Numeric – Decimal	879.52	99	Option ARMs Only	>=0
65	Current Minimum Payment	Current Minimum Payment (in dollars).	Negative Amortization	Numeric – Decimal	250	9(10).99	Option ARMs Only	>= 0
66	Prepayment Penalty Calculation	A description of how the prepayment penalty would be calculated during each phase of the prepayment penalty term.	Prepayment Penalties	Numeric – Integer	12	99	Always	See Coding	See Appendix C
67	Prepayment Penalty Type	• Hard: The prepayment penalty is incurred regardless of the reason the loan is prepaid in full. • Hybrid: The prepayment penalty can be characterized as hard for a certain amount of time and as soft during another period.	Prepayment Penalties	Numeric – Integer	1	99	All loans with Prepayment Penalties (i.e., loans for which Field 66 = something other than “0”)	See Coding	1 = Hard 2 = Soft 3 = Hybrid 99 = Unknown
68	Prepayment Penalty Total Term	The total number of months that the prepayment penalty may be in effect.	Prepayment Penalties	Numeric – Integer	60	999	All loans with Prepayment Penalties (i.e., loans for which Field 66 = something other than “0”)	>0 to <=120
69	Prepayment Penalty Hard Term	For hybrid prepayment penalties, the number of months during which a “hard” prepayment penalty applies.	Prepayment Penalties	Numeric – Integer	12	999	Loans with Hybrid Prepayment Penalties (i.e., loans for which Field 67 = “3”)	>= 0 to <=120
70	Primary Borrower ID	A lender-generated ID number for the primary borrower on the mortgage	Borrower	Numeric—Integer	123456789	999999999	Always	>0		Used to identify the number of times a single borrower appears in a given deal.
71	Number of Mortgaged Properties	The number of residential properties owned by the borrower that currently secure mortgage loans.	Borrower	Numeric – Integer	1	99	Always	> 0
72	Total Number of Borrowers	The number of Borrowers who are obligated to repay the mortgage note.	Borrower	Numeric – Integers	2	99	Always	> 0
73	Self-employment Flag	An indicator of whether the primary borrower is self-employed.	Borrower	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
74	Current ‘Other’ Monthly Payment	The aggregate of all payments pertaining to the subject property other than principal and interest (includes common charges, condo fees, T&I, HOA, etc.), whether escrowed or not.	Loan Term and Amortization Type	Numeric – Decimal	1789.25	9(10).99	Always	> 0
75	Length of Employment: Borrower	The number of years of service with the borrower’s current employer as of the date of the loan.	Borrower Qualification	Numeric – Decimal	3.5	99.99	Always	>=0	99 = Retired, None employment income soure (social security, trust income, dividends, etc.)
76	Length of Employment: Co-Borrower	The number of years of service with the co-borrower’s current employer as of the date of the loan.	Borrower Qualification	Numeric – Decimal	3.5	99.99	If “Total Number of Borrowers” > 1	>= 0	99 = Retired, None employment income soure (social security, trust income, dividends, etc.)
77	Years in Home	Length of time that the borrower has been at current address.	Borrower Qualification	Numeric – Decimal	14.5	99.99	Refinances of Primary Residences Only (Loan Purpose = 1, 2, 3, 4, 8 or 9)	> 0
78	FICO Model Used	Indicates whether the FICO score was calculated using the Classic, Classic 08, or Next Generation model.	Borrower Qualification	Numeric – Integer	1	99	If a FICO score was obtained	See Coding	1 = Classic 2 = Classic 08 3 = Next Generation 99 = Unknown
79	Most Recent FICO Date	Specifies the date on which the most recent FICO score was obtained	Borrower Qualification	Date	20090914	YYYYMMDD	If a FICO score was obtained	“19010101” if unknown		Issuers unable to Provide may Rep and Warrant that the FICO score used for underwriting was not more than 4 months old at the date of issuance.
80	Primary Wage Earner Original FICO: Equifax	Equifax FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
81	Primary Wage Earner Original FICO: Experian	Experian FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
82	Primary Wage Earner Original FICO: TransUnion	TransUnion FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
83	Secondary Wage Earner Original FICO: Equifax	Equifax FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
84	Secondary Wage Earner Original FICO: Experian	Experian FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
85	Secondary Wage Earner Original FICO: TransUnion	TransUnion FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
86	Most Recent Primary Borrower FICO	Most Recent Primary Borrower FICO score used by the lender to approve the loan.	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
87	Most Recent Co-Borrower FICO	Most Recent Co-Borrower FICO score used by the lender to approve the loan.	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
88	Most Recent FICO Method	Number of credit repositories used to update the FICO Score.	Borrower Qualification	Numeric – Integer	2	9	If a FICO score was obtained	>0
89	VantageScore: Primary Borrower	Credit Score for the Primary Borrower used to approve the loan and obtained using the Vantage credit evaluation model.	Borrower Qualification	Numeric – Integer	720	9999	If a Vantage Credit Score was obtained	>= 501 and <= 990
90	VantageScore: Co-Borrower	Credit Score for the Co-borrower used to approve the loan and obtained using the Vantage credit evaluation model.	Borrower Qualification	Numeric – Integer	720	9999	If a VantageScore was obtained AND “Total Number of Borrowers” > 1	>= 501 and <= 990
91	Most Recent VantageScore Method	Number of credit repositories used to update the Vantage Score.	Borrower Qualification	Numeric – Integer	2	9	If a Vantage Credit Score was obtained	>0
92	VantageScore Date	Date Vantage Credit Score was obtained.	Borrower Qualification	Date	20090914	YYYYMMDD	If a Vantage Credit Score was obtained	“19010101” if unknown
93	Credit Report: Longest Trade Line	The length of time in months that the oldest active trade line, installment or revolving, has been outstanding. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Integer	999	999	Always	> =0		Subject to Regulatory Confirmation
94	Credit Report: Maximum Trade Line	The dollar amount for the trade line, installment or revolving, with the largest unpaid balance. For revolving lines of credit, e.g. credit card, the dollar amount reported should reflect the maximum amount of credit available under the credit line whether used or not. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Decimal	339420.19	9(10).99	Always	>=0		Subject to Regulatory Confirmation
95	Credit Report: Number of Trade Lines	A count of non-derogatory, currently open and active, consumer trade lines (installment or revolving) for the borrower. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Integer	57	999	Always	>=0		Subject to Regulatory Confirmation
96	Credit Line Usage Ratio	Sum of credit balances divided by sum of total open credit available.	Borrower Qualification	Numeric – Decimal	0.27	9.999999	Always	>= 0 and <= 1		Subject to Regulatory Confirmation
97	Most Recent 12-month Pay History	String indicating the payment status per month listed from oldest to most recent.	Borrower Qualification	Text	77X123200001	X(12)	Always	See Coding	0 = Current 1 = 30-59 days delinquent 2 = 60-89 days delinquent 3 = 90-119 days delinquent 4 = 120+ days delinquent 5 = Foreclosure 6 = REO 7 = Loan did not exist in period X = Unavailable
98	Months Bankruptcy	Number of months since any borrower was discharged from bankruptcy. (Issuers unable to provide this information may rep and warrant that at least x years—as specified in the loan program—have passed since most recent discharge from bankruptcy.)	Borrower Qualification	Numeric – Integer	12	999	If Borrower has ever been in Bankruptcy	>= 0		Blank = Borrower is not known to have been in bankruptcy
99	Months Foreclosure	Number of months since foreclosure sale date. (Issuers unable to provide this information may rep and warrant that at least x years—as specified in the loan program— have passed since most recent foreclosure.)	Borrower Qualification	Numeric – Integer	12	999	If Borrower has ever been in Foreclosure	>= 0		Blank = Borrower is not known to have been in foreclosure
100	Primary Borrower Wage Income	Monthly base wage income for primary borrower.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
101	Co-Borrower Wage Income	Monthly base wage income for all other borrowers.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	If “Total Number of Borrowers” > 1	>= 0
102	Primary Borrower Other Income	Monthly Other (non-wage) income for primary borrower. (This figure should include net rental income and be reduced by any net rental loss.)	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
103	Co-Borrower Other Income	Monthly Other (non-wage) income for all other borrowers. (This figure should include net rental income and be reduced by any net rental loss.)	Borrower Qualification	Numeric – Decimal	9000	9(9).99	If “Total Number of Borrowers” > 1	>= 0
104	All Borrower Wage Income	Monthly income of all borrowers derived from base salary only.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
105	All Borrower Total Income	Monthly income of all borrowers derived from base salary, commission, tips and gratuities, overtime and bonuses, part-time or second-job earnings, alimony, child support, interest and dividend income, notes receivable, trust income, net rental income, retirement income, social security, veterans income, military income, foster care income, and self-employed income.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
106	4506-T Indicator	A yes/no indicator of whether a Transcript of Tax Return (received pursuant to the filing of IRS Form 4506-T) was obtained and considered.	Borrower Qualification	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
107	Borrower Income Verification Level	A code indicating the extent to which the borrower’s income has been verified: Level 4 Income Verification = [W-2 (Prev. Yr.) OR TAX RETURNS* (Prev. Yr.)] AND PAY STUBS (YTD (at least one month)–if salaried) Level 5 Income Verification = 24 months income verification (W-2s, pay stubs, bank statements and/or tax returns**)	Borrower Qualification	Numeric – Integer	1	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, “Level 4” Verified (as defined) 5 = Stated, “Level 5” Verified (as defined)
*For self-employed borrowers: Level 4 Income Verification:
• 2 Years Tax Returns
• Self-prepared tax returns (regardless of 4506 and tax transcripts)

** For self-employed borrowers: Level 5 Income Verification:
• 2 Years tax returns
• Tax returns prepared and not executed by a CPA, with
o CPA name & phone number shown on the Preparer section of the tax return
o Executed 4506 and tax transcripts (matching returns in file)
		• Tax returns prepared and executed by a CPA (regardless of 4506 and tax transcripts)
108	Co-Borrower Income Verification	A code indicating the extent to which the co-borrower’s income has been verified: Level 4 Income Verification = [W-2 (Prev. Yr.) OR TAX RETURNS* (Prev. Yr.)] AND PAY STUBS (YTD (at least one month)–if salaried) Level 5 Income Verification = 24 months income verification (W-2s, pay stubs, bank statements and/or tax returns**)	Borrower Qualification	Numeric – Integer	2	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, “Level 4” Verified (as defined) 5 = Stated, “Level 5” Verified (as defined)
*For self-employed borrowers:  Level 4 Income Verification:
• 2 Years Tax Returns
• Self-prepared tax returns (regardless of 4506 and tax transcripts)

** For self-employed borrowers: Level 5 Income Verification:
• 2 Years tax returns
• Tax returns prepared and not executed by a CPA, with
          o CPA name & phone number shown on the Preparer section of the tax return
          o Executed 4506 and tax transcripts (matching returns in file)
		• Tax returns prepared and executed by a CPA (regardless of 4506 and tax transcripts)
109	Borrower Employment Verification	A code indicating the extent to which the primary borrower’s employment has been verified: Level 3 Verified = Direct Independent Verification with a third party of the borrower’s current employment.	Borrower Qualification	Numeric – Integer	2	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, Level 3 Verified (as defined)
110	Co-Borrower Employment Verification	A code indicating the extent to which the co-borrower’s employment has been verified: Level 3 Verified = Direct Independent Verification with a third party of the co-borrower’s current employment.	Borrower Qualification	Numeric – Integer	1	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, Level 3 Verified (as defined)
111	Borrower Asset Verification	A code indicating the extent to which the primary borrower’s assets used to qualify the loan have been verified: Level 4 Verified = 2 months of bank statements/balance documentation (written or electronic) for liquid assets (or gift letter).	Borrower Qualification	Numeric – Integer	3	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, Level 4 Verified (as defined)
112	Co-Borrower Asset Verification	A code indicating the extent to which the co-borrower’s assets used to qualify the loan have been verified: Level 4 = 2 months of bank statements/balance documentation (written or electronic) for liquid assets (or gift letter).	Borrower Qualification	Numeric – Integer	2	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, Level 4 Verified (as defined)
113	Liquid / Cash Reserves	The actual dollar amount of remaining verified liquid assets after settlement. (This should not include cash out amount of subject loan.)	Borrower Qualification	Numeric – Decimal	3242.76	9(9).99	Always	>= 0
114	Monthly Debt All Borrowers	The aggregate monthly payment due on other debt (excluding only installment loans with fewer than 10 payments remaining and other real estate loans used to compute net rental income-- which is added/subtracted in the income fields).	Borrower Qualification	Numeric – Decimal	3472.43	9(9).99	Always	>= 0
115	Originator DTI	Total Debt to income ratio used by the originator to qualify the loan.	Borrower Qualification	Numeric – Decimal	0.35	9.999999	Always	>= 0 and >= 1
116	Fully Indexed Rate	The fully indexed interest rate as of securitization cut-off.	Borrower Qualification	Numeric – Decimal	0.0975	9.999999	ARMs Only	>= 0 and >= 1
117	Qualification Method	Type of mortgage payment used to qualify the borrower for the loan.	Borrower Qualification	Numeric – Integer	3	99	Always	See Coding	1 = Start Rate 2 = First Year Cap Rate 3 = I/O Amount 4 = Fully Indexed 5 = Min Payment 98 = Other 99 = Unknown
118	Percentage of Down Payment from Borrower Own Funds	Include only borrower funds, do not include any gift or borrowed funds. (Issuers may provide the actual percentage for each loan, or the guideline percentage and note departure concentration on the transaction summary.)	Borrower Qualification	Numeric – Decimal	0.5	9.999999	Purchase Loans Only	>= 0 and >= 1
119	City	The name of the city.	Subject Property	Text	New York	X(45)	Always	Unk=Unknown
120	State	The name of the state as a 2-digit Abbreviation.	Subject Property	Text	NY	XX	Always	See Coding	See Appendix H
121	Postal Code	The postal code (zip code in the US) where the subject property is located.	Subject Property	Text	10022	X(5)	Always	Unk=Unknown
122	Property Type	Specifies the type of property being used to secure the loan.	Subject Property	Numeric – Integer	11	99	Always	See Coding	See Appendix D
123	Occupancy	Specifies the property occupancy status (e.g., owner-occupied, investment property, second home, etc.).	Subject Property	Numeric – Integer	4	9	Always	See Coding	See Appendix E
124	Sales Price	The negotiated price of a given property between the buyer and seller.	Subject Property	Numeric – Decimal	450000.23	9(10).99	Purchase Loans Only	> 0
125	Original Appraised Property Value	The appraised value of the property used to approve the loan.	Subject Property	Numeric – Decimal	550000.23	9(10).99	Always	> 0
126	Original Property Valuation Type	Specifies the method by which the property value (at the time of underwriting) was reported.	Subject Property	Numeric – Integer	8	99	Always	See Coding	See Appendix F
127	Original Property Valuation Date	Specifies the date on which the original property value (at the time of underwriting) was reported. (Issuers unable to provide may Rep and Warrant that the appraisal used for underwriting was not more than x days old at time of loan closing.)	Subject Property	Date	20090914	YYYYMMDD	Always	“19010101” if unknown
128	Original Automated Valuation Model (AVM) Model Name	The name of the AVM Vendor if an AVM was used to determine the original property valuation.	Subject Property	Numeric – Integer	1	99	Always	See Appendix I	See Appendix I
129	Original AVM Confidence Score	The confidence range presented on the AVM report.	Subject Property	Numeric – Decimal	0.74	9.999999	If AVM Model Name (Field 127) > 0	>= 0 to <= 1
130	Most Recent Property Value[1]	If a valuation was obtained subsequent to the valuation used to calculate LTV, the most recent property value.	Subject Property	Numeric – Decimal	500000	9(10).99	If updated value was obtained subsequent to loan approval	> 0
131	Most Recent Property Valuation Type	If an additional property valuation was obtained after the valuation used for underwriting purposes, the method by which the property value was reported.	Subject Property	Numeric – Integer	6	9	If updated value was obtained subsequent to loan approval	See Coding	See Appendix F
132	Most Recent Property Valuation Date	Specifies the date on which the updated property value was reported.	Subject Property	Date	20090914	YYYYMMDD	If updated value was obtained subsequent to loan approval	“19010101” if unknown
133	Most Recent AVM Model Name	The name of the AVM Vendor if an AVM was used to determine the updated property valuation.	Subject Property	Numeric – Integer	19	99	If updated value was obtained subsequent to loan approval	See Coding	See Appendix I
134	Most Recent AVM Confidence Score	If AVM used to determine the updated property valuation, the confidence range presented on the AVM report.	Subject Property	Numeric – Decimal	0.85	9.999999	If “Most Recent AVM Model Name” > 0	>= 0 to <= 1
135	Original CLTV	The ratio obtained by dividing the amount of all known outstanding mortgage liens on a property at origination by the lesser of the appraised value or the sales price. The value is then truncated to four decimal places.	Loan-to-Value (LTV)	Numeric – Decimal	0.96	9.999999	Always	>= 0 and <= 1.5
136	Original LTV	The ratio obtained by dividing the original mortgage loan amount on the note date by the lesser of the mortgaged property’s appraised value on the note date or its purchase price. The value is then truncated to four decimal places.	Loan-to-Value (LTV)	Numeric – Decimal	0.8	9.999999	Always	>= 0 and <= 1.25
137	Original Pledged Assets	The total value of assets pledged as collateral for the loan at the time of origination. Pledged assets may include cash or marketable securities.	Loan-to-Value (LTV)	Numeric – Decimal	75000	9(10).99	Always	>=0
138	Mortgage Insurance Company Name	The name of the entity providing mortgage insurance for a loan.	Mortgage Insurance	Numeric – Integer	3	99	Always	See Coding	See Appendix G
139	Mortgage Insurance Percent	Mortgage Insurance coverage percentage.	Mortgage Insurance	Numeric – Decimal	0.25	9.999999	“Mortgage Insurance Company Name” > 0	>= 0 to <= 1
140	MI: Lender or Borrower Paid?	An indicator of whether mortgage insurance is paid by the borrower or the lender.	Mortgage Insurance	Numeric – Integer	1	99	“Mortgage Insurance Company Name” > 0	See Coding	1 = Borrower-Paid 2 = Lender- Paid 99 = Unknown
141	Pool Insurance Co. Name	Name of pool insurance provider.	Mortgage Insurance	Numeric – Integer	8	99	Always	See Coding	See Appendix G
142	Pool Insurance Stop Loss %	The aggregate amount that a pool insurer will pay, calculated as a percentage of the pool balance.	Mortgage Insurance	Numeric – Decimal	0.25	9.999999	Pool MI Company > 0	>= 0 to <= 1
143	MI Certificate Number	The unique number assigned to each individual loan insured under an MI policy.	Mortgage Insurance	Text	123456789G	X(20)	MI Company > 0	UNK = Unknown
144	Updated DTI (Front-end)	Updated front-end DTI ratio (total monthly housing expense divided by total monthly income) used to qualify the loan modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.35	9.999999	Modified Loans Only	>= 0 and >= 1
145	Updated DTI (Back-end)	Updated back-end DTI ratio (total monthly debt expense divided by total monthly income) used to qualify the loan modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.35	9.999999	Modified Loans Only	>= 0 and >= 1
146	Modification Effective Payment Date	Date of first payment due post modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Date	20090914	YYYYMMDD	Modified Loans Only	“19010101” if unknown
147	Total Capitalized Amount	Amount added to the principal balance of a loan due to the modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
148	Total Deferred Amount	Any non-interest-bearing deferred amount (e.g., principal, interest and fees).	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
149	Pre-Modification Interest (Note) Rate	Scheduled Interest Rate Of The Loan Immediately Preceding The Modification Effective Payment Date.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.075	9.999999	Modified Loans Only	>= 0 to <= 1
150	Pre-Modification P&I Payment	Scheduled Total Principal And Interest Payment Amount Preceding The Modification Effective Payment Date – or if servicer is no longer advancing P&I, the payment that would be in effect if the loan were current.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	2310.57	9(10).99	Modified Loans Only	> 0
151	Pre-Modification Initial Interest Rate Change Downward Cap	Maximum amount the rate can adjust downward on the first interest rate adjustment date (prior to modification) – Only provide if the rate floor is modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.015	9.999999	Modified Loans Only	>= 0 to <= 1
152	Pre-Modification Subsequent Interest Rate Cap	Maximum increment the rate can adjust upward AFTER the initial rate adjustment (prior to modification) – Only provide if the Cap is modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.015	9.999999	Modified Loans Only	>= 0 to <= 1
153	Pre-Modification Next Interest Rate Change Date	Next Interest Reset Date Under The Original Terms Of The Loan (one month prior to new payment due date).	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Date	20090914	YYYYMMDD	Modified Loans Only	“19010101” if unknown
154	Pre-Modification I/O Term	Interest Only Term (in months) preceding The Modification Effective Payment Date.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Integer	36	999	Modified Loans Only	>= 0 to <= 120
155	Forgiven Principal Amount	The sum total of all principal balance reductions (as a result of loan modification) over the life of the loan.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
156	Forgiven Interest Amount	The sum total of all interest incurred and forgiven (as a result of loan modification) over the life of the loan.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
157	Number of Modifications	The number of times the loan has been modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Integer	1	9	Modified Loans Only	>= 0
158	Cash To/From Brrw at Closing	Indicates the amount of cash the borrower(s) paid into or received at closing. [HUD-1 Bottom Line] + [Earnest money] + [Paid Outside Closing Items]		Numeric – Decimal	100000.01	9(10).99
159	Brrw - Yrs at in Industry	Number of years the primary borrower has been working in their current industry		Numeric – Decimal	9.9	9.999999
160	CoBrrw - Yrs at in Industry	Number of years the co-borrower has been working in their current industry		Numeric – Decimal	8	9.999999
161	Junior Mortgage Drawn Amount	Applicable if the subject loan is a first mortgage. At the time of origination for the subject loan, the sum of the outstanding balance(s) for any junior mortgages (HELOCs and closed-end).		Numeric – Decimal	100000.01	9(10).99
162	Maturity Date	Maturity date of mortgage		Date	20420501	YYYYMMDD
163	Primary Borrower Wage Income (Salary)	The primary borrower's salary wage income		Numeric – Decimal	10000.44	9(10).99
164	Primary Borrower Wage Income (Bonus)	The primary borrower's bonus wage income		Numeric – Decimal	10000.44	9(10).99
165	Primary Borrower Wage Income (Commission)	The primary borrower's commission wage income		Numeric – Decimal	10000.44	9(10).99
166	Co-Borrower Wage Income (Salary)	The coborrower's salary wage income		Numeric – Decimal	10000.44	9(10).99
167	Co-Borrower Wage Income (Bonus)	The coborrower's bonus wage income		Numeric – Decimal	10000.44	9(10).99
168	Co-Borrower Wage Income (Commission)	The coborrower's commission wage income		Numeric – Decimal	10000.44	9(10).99
169	Originator Doc Code	Documentation Code value as presented by the seller.		Text	Full	XXXX
170	RWT Income Verification	Internal Redwood Derived field. Due Diligence / Trade Desk derived value indicating the level of primary borrower asset verification		Text	2 Years	XXXX
171	RWT Asset Verification	Internal Redwood Derived field. Due Diligence / Trade Desk derived value indicating the level of primary borrower Income verification		Text	2 Months	XXXX
MH-1	Real Estate Interest	Indicates whether the property on which the manufactured home is situated is owned outright or subject to the terms of a short- or long-term lease. (A long-term lease is defined as a lease whose term is greater than or equal to the loan term.)	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Coding	1 = Owned 2 = Short-term lease 3 = Long-term lease 99 = Unavailable
MH-2	Community Ownership Structure	If the manufactured home is situated in a community, a means of classifying ownership of the community.	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Coding	1 = Public Institutional 2 = Public Non-Institutional 3 = Private Institutional 4 = Private Non-Institutional 5 = HOA-Owned 6 = Non-Community 99 = Unavailable
MH-3	Year of Manufacture	The year in which the home was manufactured (Model Year -- YYYY Format). Required only in cases where a full appraisal is not provided.	Manufactured Housing	Numeric – Integer	2006	YYYY	Manufactured Housing Loans Only	1901 = Unavailable
MH-4	HUD Code Compliance Indicator (Y/N)	Indicates whether the home was constructed in accordance with the 1976 HUD code. In general, homes manufactured after 1976 comply with this code.	Manufactured Housing	Numeric – Integer	1	9	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-5	Gross Manufacturer’s Invoice Price	The total amount that appears on the manufacturer’s invoice (typically includes intangible costs such as transportation, association, on-site setup, service and warranty costs, taxes, dealer incentives, and other fees).	Manufactured Housing	Numeric – Decimal	72570.62	9(10).99	Manufactured Housing Loans Only	>= 0
MH-6	LTI (Loan-to-Invoice) Gross	The ratio of the loan amount divided by the Gross Manufacturer’s Invoice Price (Field MH-5).	Manufactured Housing	Numeric – Decimal	0.75	9.999999	Manufactured Housing Loans Only	>= 0 to <= 1
MH-7	Net Manufacturer’s Invoice Price	The Gross Manufacturer’s Invoice Price (Field MH-5) minus intangible costs, including: transportation, association, on-site setup, service, and warranty costs, taxes, dealer incentives, and other fees.	Manufactured Housing	Numeric – Decimal	61570.62	9(10).99	Manufactured Housing Loans Only	>= 0
MH-8	LTI (Net)	The ratio of the loan amount divided by the Net Manufacturer’s Invoice Price (Field MH-7).	Manufactured Housing	Numeric – Decimal	0.62	9.999999	Manufactured Housing Loans Only	>= 0 to <= 1
MH-9	Manufacturer Name	The manufacturer of the subject property. (To be applied only in cases where no appraised value/other type of property valuation is available.)	Manufactured Housing	Text	“XYZ Corp”	Char (100)	Manufactured Housing Loans Only (where no appraised value is provided)	MH Manufacturer name in double quotation marks
MH-10	Model Name	The model name of the subject property. (To be applied only in cases where no appraised value/other type of property valuation is available.)	Manufactured Housing	Text	“DX5-916-X”	Char (100)	Manufactured Housing Loans Only (where no appraised value is provided)	MH Model name in double quotation marks
MH-11	Down Payment Source	An indicator of the source of the down payment used by the borrower to acquire the property and qualify for the mortgage.	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Codes	1 = Cash 2 = Proceeds from trade in 3 = Land in Lieu 4 = Other 99 = Unavailable
MH-12	Community/Related Party Lender (Y/N)	An indicator of whether the loan was made by the community owner, an affiliate of the community owner or the owner of the real estate upon which the collateral is located.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-13	Defined Underwriting Criteria (Y/N)	An indicator of whether the loan was made in accordance with a defined and/or standardized set of underwriting criteria.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-14	Chattel Indicator	An Indicator of whether the secured property is classified as chattel or Real Estate.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = Real Estate 1 = Chattel 99 = Unavailable

28

ATTACHMENT 2A

SALE AND SERVICING AGREEMENT

Refer to Exhibit 10.4

29

ATTACHMENT 2B

PURCHASE AGREEMENT

Refer to Exhibit 10.5

30

EXHIBIT D-3

INITIAL AUTHORIZED REPRESENTATIVES OF THE SERVICER

Name	Title	Specimen Signature

EXHIBIT F

REQUEST FOR RELEASE OF DOCUMENTS

To:	Wells Fargo Bank, N.A.	Date: _______________
751 Kasota Avenue
Minneapolis, MN 55414
Attn: WFDC Release Department.

Re:         Custodial Agreement, dated as of June 1, 2012, among Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, Wells Fargo Bank, N.A., as Custodian, Sequoia Residential Funding, Inc., as Depositor, and Redwood Residential Acquisition Corporation, as Seller

In connection with the administration of the Mortgage Loans held by you as Custodian for the Trustee pursuant to the above-captioned Custodial Agreement, we request the release of the Custodian’s Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:	Investor Number:

Mortgagor Name, Address & Zip Code:	Pool Number:

Reason for Requesting Documents (check one):

_______ 1. Mortgage Paid in Full

_______ 2. Foreclosure

_______ 3. Substitution

_______ 4. Other Liquidation

_______ 5. Non-liquidation	Reason:__________________

For CMI Use Only:_____________

By:
(Authorized Signature)

Printed Name

Servicer Name:

Ship To Address:

Phone:                _________________________

Custodian

Please acknowledge the execution of the above request by your signature and date below:

Date
Signature

Documents returned to Custodian:

Date
Custodian

EXHIBIT 10

FORM OF MONTHLY LOSS REPORT

Exhibit : Calculation of Realized Loss/Gain Form 332– Instruction Sheet

NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

The numbers on the 332 form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:

1.          The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2.          The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3.	Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12.     Complete as applicable. Required documentation:

* For taxes and insurance advances – see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

* For escrow advances - complete payment history

   (to calculate advances from last positive escrow balance forward)

* Other expenses -  copies of corporate advance history showing all payments

* REO repairs > $1500 require explanation

* REO repairs >$3000 require evidence of at least 2 bids.

* Short Sale or Charge Off require P&L supporting the decision and WFB’s approved Officer Certificate

* Unusual or extraordinary items may require further documentation.

13.          The total of lines 1 through 12.

Credits:

14-21.         Complete as applicable. Required documentation:

* Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney Letter of Proceeds Breakdown.

* Copy of EOB for any MI or gov't guarantee

* All other credits need to be clearly defined on the 332 form

22.         The total of lines 14 through 21.

Page 1 of 5
Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.
© Copyright Wells Fargo Bank, Corporate Trust Services
Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

Please Note:	For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

Total Realized Loss (or Amount of Any Gain)

23.         The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

Page 2 of 5
Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.
© Copyright Wells Fargo Bank, Corporate Trust Services
Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

Exhibit 3A: Calculation of Realized Loss/Gain Form 332

Prepared by: __________________	Date: _______________
Phone: ______________________ Email Address:_____________________

Servicer Loan No.	Servicer Name	Servicer Address

WELLS FARGO BANK, N.A. Loan No._____________________________

Borrower's Name:

_________________________________________________________

Property Address: _________________________________________________________

Liquidation Type: REO Sale	3rd Party Sale	Short Sale	Charge Off

Was this loan granted a Bankruptcy deficiency or cramdown                     Yes         No

If “Yes”, provide deficiency or cramdown amount _______________________________

Liquidation and Acquisition Expenses:

(1)	Actual Unpaid Principal Balance of Mortgage Loan	$ ______________ (1)

(2)	Interest accrued at Net Rate	________________(2)

(3)	Accrued Servicing Fees	________________(3)

(4)	Attorney's Fees	________________(4)

(5)	Taxes (see page 2)	________________(5)

(6)	Property Maintenance	________________(6)

(7)	MI/Hazard Insurance Premiums (see page 2)	________________(7)

(8)	Utility Expenses	________________(8)

(9)	Appraisal/BPO	________________(9)

(10)	Property Inspections	________________(10)

(11)	FC Costs/Other Legal Expenses	________________(11)

Page 3 of 5
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(12)	Other (itemize)	________________(12)

	Cash for Keys__________________________	________________(12)

	HOA/Condo Fees_______________________	________________(12)

	______________________________________	________________(12)

	Total Expenses	$ _______________(13)

Credits:
(14)	Escrow Balance	$ _______________(14)

(15)	HIP Refund	________________(15)

(16)	Rental Receipts	________________(16)

(17)	Hazard Loss Proceeds	________________(17)

(18)	Primary Mortgage Insurance / Gov’t Insurance	________________(18a) HUD Part A

________________ (18b)HUD Part B

(19)	Pool Insurance Proceeds	________________(19)

(20)	Proceeds from Sale of Acquired Property	________________(20)

(21)	Other (itemize)	________________(21)

	_________________________________________	________________(21)

	Total Credits	$________________(22)

Total Realized Loss (or Amount of Gain)		$________________(23)

Page 4 of 5
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Escrow Disbursement Detail

Type (Tax /Ins.)	Date Paid	Period of Coverage	Total Paid	Base Amount	Penalties	Interest

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EXHIBIT 11

FORM OF DELINQUENCY REPORTING

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.
© Copyright Wells Fargo Bank, Corporate Trust Services
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Exhibit : Standard File Layout – Delinquency Reporting

*The column/header names in bold are the minimum fields Wells Fargo must receive from every Servicer

Column/Header Name	Description	Decimal	Format Comment

SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR

LOAN_NBR	A unique identifier assigned to each loan by the originator.

CLIENT_NBR	Servicer Client Number

SERV_INVESTOR_NBR	Contains a unique number as assigned by an external servicer to identify a group of loans in their system.

BORROWER_FIRST_NAME	First Name of the Borrower.

BORROWER_LAST_NAME	Last name of the borrower.

PROP_ADDRESS	Street Name and Number of Property

PROP_STATE	The state where the property located.

PROP_ZIP	Zip code where the property is located.

BORR_NEXT_PAY_DUE_DATE	The date that the borrower's next payment is due to the servicer at the end of processing cycle, as reported by Servicer.		MM/DD/YYYY

LOAN_TYPE	Loan Type (i.e. FHA, VA, Conv)

BANKRUPTCY_FILED_DATE	The date a particular bankruptcy claim was filed.		MM/DD/YYYY

BANKRUPTCY_CHAPTER_CODE	The chapter under which the bankruptcy was filed.

BANKRUPTCY_CASE_NBR	The case number assigned by the court to the bankruptcy filing.

POST_PETITION_DUE_DATE	The payment due date once the bankruptcy has been approved by the courts		MM/DD/YYYY

BANKRUPTCY_DCHRG_DISM_DATE	The Date The Loan Is Removed From Bankruptcy. Either by Dismissal, Discharged and/or a Motion For Relief Was Granted.		MM/DD/YYYY

LOSS_MIT_APPR_DATE	The Date The Loss Mitigation Was Approved By The Servicer		MM/DD/YYYY

LOSS_MIT_TYPE	The Type Of Loss Mitigation Approved For A Loan Such As;

LOSS_MIT_EST_COMP_DATE	The Date The Loss Mitigation /Plan Is Scheduled To End/Close		MM/DD/YYYY

Page 1 of 7
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LOSS_MIT_ACT_COMP_DATE	The Date The Loss Mitigation Is Actually Completed		MM/DD/YYYY

FRCLSR_APPROVED_DATE	The date DA Admin sends a letter to the servicer with instructions to begin foreclosure proceedings.		MM/DD/YYYY

ATTORNEY_REFERRAL_DATE	Date File Was Referred To Attorney to Pursue Foreclosure		MM/DD/YYYY

FIRST_LEGAL_DATE	Notice of 1st legal filed by an Attorney in a Foreclosure Action		MM/DD/YYYY

FRCLSR_SALE_EXPECTED_DATE	The date by which a foreclosure sale is expected to occur.		MM/DD/YYYY

FRCLSR_SALE_DATE	The actual date of the foreclosure sale.		MM/DD/YYYY

FRCLSR_SALE_AMT	The amount a property sold for at the foreclosure sale.	2	No commas(,) or dollar signs ($)

EVICTION_START_DATE	The date the servicer initiates eviction of the borrower.		MM/DD/YYYY

EVICTION_COMPLETED_DATE	The date the court revokes legal possession of the property from the borrower.		MM/DD/YYYY

LIST_PRICE	The price at which an REO property is marketed.	2	No commas(,) or dollar signs ($)

LIST_DATE	The date an REO property is listed at a particular price.		MM/DD/YYYY

OFFER_AMT	The dollar value of an offer for an REO property.	2	No commas(,) or dollar signs ($)

OFFER_DATE_TIME	The date an offer is received by DA Admin or by the Servicer.		MM/DD/YYYY

REO_CLOSING_DATE	The date the REO sale of the property is scheduled to close.		MM/DD/YYYY

REO_ACTUAL_CLOSING_DATE	Actual Date Of REO Sale		MM/DD/YYYY

OCCUPANT_CODE	Classification of how the property is occupied.

PROP_CONDITION_CODE	A code that indicates the condition of the property.

PROP_INSPECTION_DATE	The date a property inspection is performed.		MM/DD/YYYY

APPRAISAL_DATE	The date the appraisal was done.		MM/DD/YYYY

CURR_PROP_VAL	The current "as is" value of the property based on brokers price opinion or appraisal.	2

Page 2 of 7
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REPAIRED_PROP_VAL	The amount the property would be worth if repairs are completed pursuant to a broker's price opinion or appraisal.	2

If applicable:

DELINQ_STATUS_CODE	FNMA Code Describing Status of Loan

DELINQ_REASON_CODE	The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.

MI_CLAIM_FILED_DATE	Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.		MM/DD/YYYY

MI_CLAIM_AMT	Amount of Mortgage Insurance Claim Filed		No commas(,) or dollar signs ($)

MI_CLAIM_PAID_DATE	Date Mortgage Insurance Company Disbursed Claim Payment		MM/DD/YYYY

MI_CLAIM_AMT_PAID	Amount Mortgage Insurance Company Paid On Claim	2	No commas(,) or dollar signs ($)

POOL_CLAIM_FILED_DATE	Date Claim Was Filed With Pool Insurance Company		MM/DD/YYYY

POOL_CLAIM_AMT	Amount of Claim Filed With Pool Insurance Company	2	No commas(,) or dollar signs ($)

POOL_CLAIM_PAID_DATE	Date Claim Was Settled and The Check Was Issued By The Pool Insurer		MM/DD/YYYY

POOL_CLAIM_AMT_PAID	Amount Paid On Claim By Pool Insurance Company	2	No commas(,) or dollar signs ($)

FHA_PART_A_CLAIM_FILED_DATE	Date FHA Part A Claim Was Filed With HUD		MM/DD/YYYY

FHA_PART_A_CLAIM_AMT	Amount of FHA Part A Claim Filed	2	No commas(,) or dollar signs ($)

FHA_PART_A_CLAIM_PAID_DATE	Date HUD Disbursed Part A Claim Payment		MM/DD/YYYY

FHA_PART_A_CLAIM_PAID_AMT	Amount HUD Paid on Part A Claim	2	No commas(,) or dollar signs ($)

FHA_PART_B_CLAIM_FILED_DATE	Date FHA Part B Claim Was Filed With HUD		MM/DD/YYYY

Page 3 of 7
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FHA_PART_B_CLAIM_AMT	Amount of FHA Part B Claim Filed	2	No commas(,) or dollar signs ($)

FHA_PART_B_CLAIM_PAID_DATE	Date HUD Disbursed Part B Claim Payment		MM/DD/YYYY

FHA_PART_B_CLAIM_PAID_AMT	Amount HUD Paid on Part B Claim	2	No commas(,) or dollar signs ($)

VA_CLAIM_FILED_DATE	Date VA Claim Was Filed With the Veterans Admin		MM/DD/YYYY

VA_CLAIM_PAID_DATE	Date Veterans Admin. Disbursed VA Claim Payment		MM/DD/YYYY

VA_CLAIM_PAID_AMT	Amount Veterans Admin. Paid on VA Claim	2	No commas(,) or dollar signs ($)

MOTION_FOR_RELIEF_DATE	The date the Motion for Relief was filed	10	MM/DD/YYYY

FRCLSR_BID_AMT	The foreclosure sale bid amount	11	No commas(,) or dollar signs ($)

FRCLSR_SALE_TYPE	The foreclosure sales results: REO, Third Party, Conveyance to HUD/VA

REO_PROCEEDS	The net proceeds from the sale of the REO property.		No commas(,) or dollar signs ($)

BPO_DATE	The date the BPO was done.

CURRENT_FICO	The current FICO score

HAZARD_CLAIM_FILED_DATE	The date the Hazard Claim was filed with the Hazard Insurance Company.	10	MM/DD/YYYY

HAZARD_CLAIM_AMT	The amount of the Hazard Insurance Claim filed.	11	No commas(,) or dollar signs ($)

HAZARD_CLAIM_PAID_DATE	The date the Hazard Insurance Company disbursed the claim payment.	10	MM/DD/YYYY

HAZARD_CLAIM_PAID_AMT	The amount the Hazard Insurance Company paid on the claim.	11	No commas(,) or dollar signs ($)

ACTION_CODE	Indicates loan status		Number

NOD_DATE			MM/DD/YYYY

NOI_DATE			MM/DD/YYYY

ACTUAL_PAYMENT_PLAN_START_DATE			MM/DD/YYYY

ACTUAL_PAYMENT_ PLAN_END_DATE

ACTUAL_REO_START_DATE			MM/DD/YYYY

REO_SALES_PRICE			Number

REALIZED_LOSS/GAIN	As defined in the Servicing Agreement		Number

Exhibit 2: Standard File Codes – Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

•	ASUM- Approved Assumption
•	BAP- Borrower Assistance Program
•	CO- Charge Off

Page 4 of 7
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•	DIL-	Deed-in-Lieu
•	FFA-	Formal Forbearance Agreement
•	MOD-	Loan Modification
•	PRE-	Pre-Sale
•	SS-	Short Sale
•	MISC-	Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

•	Mortgagor
•	Tenant
•	Unknown
•	Vacant

The Property Condition field should show the last reported condition of the property as follows:

•	Damaged
•	Excellent
•	Fair
•	Gone
•	Good
•	Poor
•	Special Hazard
•	Unknown

Page 5 of 7
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Exhibit 2: Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

Delinquency Code	Delinquency Description
001	FNMA-Death of principal mortgagor
002	FNMA-Illness of principal mortgagor
003	FNMA-Illness of mortgagor’s family member
004	FNMA-Death of mortgagor’s family member
005	FNMA-Marital difficulties
006	FNMA-Curtailment of income
007	FNMA-Excessive Obligation
008	FNMA-Abandonment of property
009	FNMA-Distant employee transfer
011	FNMA-Property problem
012	FNMA-Inability to sell property
013	FNMA-Inability to rent property
014	FNMA-Military Service
015	FNMA-Other
016	FNMA-Unemployment
017	FNMA-Business failure
019	FNMA-Casualty loss
022	FNMA-Energy environment costs
023	FNMA-Servicing problems
026	FNMA-Payment adjustment
027	FNMA-Payment dispute
029	FNMA-Transfer of ownership pending
030	FNMA-Fraud
031	FNMA-Unable to contact borrower
INC	FNMA-Incarceration

Page 6 of 7
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Exhibit 2: Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Status Code field should show the Status of Default as follows:

Status Code	Status Description
09	Forbearance
17	Pre-foreclosure Sale Closing Plan Accepted
24	Government Seizure
26	Refinance
27	Assumption
28	Modification
29	Charge-Off
30	Third Party Sale
31	Probate
32	Military Indulgence
43	Foreclosure Started
44	Deed-in-Lieu Started
49	Assignment Completed
61	Second Lien Considerations
62	Veteran’s Affairs-No Bid
63	Veteran’s Affairs-Refund
64	Veteran’s Affairs-Buydown
65	Chapter 7 Bankruptcy
66	Chapter 11 Bankruptcy
67	Chapter 13 Bankruptcy

Page 7 of 7
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